THE EXPERIENCE AND EXPERTISE NECESSARY

[PHOTO]

                         TO MEET YOUR FINANCIAL GOALS

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2000

                        [LOGO OF PACIFIC CAPITAL FUNDS]

MUTUAL FUNDS: . ARE NOT FDIC INSURED . HAVE NO BANK GUARANTEE . MAY LOSE VALUE

                               Table of Contents

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 4

                      Statements of Assets and Liabilities
                                    Page 28

                            Statements of Operations
                                    Page 31

                      Statements of Changes in Net Assets
                                    Page 34

                       Schedules of Portfolio Investments
                                    Page 38

                         Notes to Financial Statements
                                    Page 68

                              Financial Highlights
                                    Page 82

                         Report of Independent Auditors

 Letter to Shareholders

Dear Shareholders:

The 12-month period ended July 31, 2000 was characterized by dramatic swings in the financial markets. The Dow Jones Industrial Average/1/ gained 0.30% during the period, while the Standard & Poor's 500 Stock Index/2/ (the "S&P") returned 8.97%.

Amidst the turmoil, the economy continued its unprecedented strength: Gross Domestic Product (GDP) has now expanded for 38 consecutive calendar quarters, the longest expansion in U.S. history. However, that growth led to some inflationary pressures, including a tight labor market, which caused an increase in the cost for companies to find and retain quality employees. Attempting to slow the economy and prevent an increase in inflation, the Federal Reserve Board (the "Fed") increased the federal funds rate six times during the period. It appears that these interest rate hikes have had the desired effect of slowing the economy, and thereby forestalling inflation, without pushing it into recession.

Despite the volatility, most stock market indices performed very well during the first seven months of the fiscal year, driven by exceptional returns from sectors such as technology and telecommunications. Most indices' strength belied the fact that a large number of stocks actually fell during that time. In March, investors became concerned that higher interest rates and a slower economy would hurt profits, and tech and telecom stocks plummeted. The tech-heavy Nasdaq Composite Index/3/ gained 91% between August 1, 1999 and March 10, 2000, and then proceeded to fall more than 25% over the rest of the period. The decline in tech and telecom stocks benefited shares of more traditional firms, as investors moved assets into sectors exhibiting more stability.

The potential for inflation and Fed interest rate hikes hurt the bond markets during much of the period. Investors worried that future rate increases would diminish the value of short-term bonds, and that higher inflation would hurt the prospects for long-term bonds. As a result, bond yields rose and prices fell. The best-performing bonds were 30-year Treasury bonds, which benefited from the government's program to buy back $30 billion in long-term debt. Meanwhile, corporate bonds underperformed as investors worried that a slowing economy could make it harder for companies to pay their debts. Later in the period, the bond market rebounded as economic data showed the economy to be cooling. That information led investors to believe that inflation would remain tame, and that the Fed would not have to raise interest rates further.

Fund Performance
Several of the Pacific Capital Funds performed very well during the period. For example, the Pacific Capital Growth Stock Fund returned 45.24%+ for the 12 months between August 1, 1999 and July 31, 2000--over 36 percentage points better than its benchmark, the S&P 500 Index, which returned 8.97%. The Pacific Capital Growth Stock Fund's performance earned an overall five-star rating from mutual fund-tracking firm Morningstar, Inc./4/ The Pacific Capital Growth and Income Fund also performed well, returning 28.85%+, which also beat the S&P 500 Index by over 19%. For the period ended July 31, 2000, the Growth and Income Fund received an overall four-star Morningstar rating/4/.

Fund Events
On July 7, 2000, shareholders and Trustees approved a reorganization of the Pacific Capital U.S. Treasury Securities Fund into the Diversified Fixed Income Fund. The Diversified Fixed Income Fund invests in high-quality corporate bonds and U.S. government securities, and has a similar average maturity as the U.S. Treasury Securities Fund.

Meanwhile, the new Pacific Capital Ultra Short Government Fund (Class Y Shares) was introduced to Institutional investors on June 1, 2000, followed by Class A and Class B Shares on August 1, 2000. The Fund invests in short-term fixed-income securities with maturities of one to three years, and is managed to provide investors with current income, consistent with preservation of capital. It focuses on securities issued by U.S. government agencies, providing another fixed-income fund for Pacific Capital shareholders.

Outlook
We believe the Fed's rate hikes have had the desired effect. In our opinion, the economy should slow somewhat going forward without slipping into recession. GDP grew at an annualized rate of more than 4.5% during the first half of 2000 and we anticipate that it will have a slower growth rate during the rest of the calendar year. That slower growth should keep inflation in check, allowing the Fed to maintain a neutral monetary policy for the rest of the year.

The stock market should perform relatively well in such an environment. We expect investors to rotate back into growth stocks as companies in technology, telecommunications and health care show the ability to earn profits in the slower-growth environment ahead. However, it is our view that a measure of volatility will likely continue as investors try to determine future economic statistics, Fed action and the presidential election.

The bond market stands to benefit from the slowing economy. We feel slower growth will make increased inflation less likely, and that should allow the Fed to maintain a neutral monetary policy. Such an environment should cause yields to fall, pushing up bond prices. We believe that long-term corporate bonds are particularly well-positioned to benefit from the coming environment.

As always, we encourage our shareholders to maintain a long-term investment focus and a diversified portfolio.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a fund prospectus, please contact your registered investment consultant or call BISYS Fund Services, Distributor at (800) 258-9232.

Sincerely,

[PHOTO APPEARS HERE]                        [PHOTO APPEARS HERE]


/s/ Walter J. Laskey                        /s/ William J. Barton


Walter J. Laskey                        William J. Barton
Executive Vice President, Bank of HawaiiSenior Vice President, Manager
Chairperson, Pacific Capital Funds      The Asset Management Group of Bank of
                                        Hawaii
                                        Pacific Century Trust, a division of
                                        Bank of Hawaii

+ Returns are for Class A Shares without sales charge. To find complete performance history, you may refer to each Fund's individual performance overview section.
/1/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (the average is computed by adding the prices of the 30 stock splits, stock dividends and substitutions of stocks).
/2/ The Standard and Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.
/3/ The Nasdaq Composite Index is a market capitalization, price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and ADRs.
    Investors cannot invest directly in an index, although they can invest in its underlying securities.
/4/ Morningstar ratings reflect historical risk-adjusted performance as of July
    31, 2000. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The overall rating is a weighted average of the three-, five-, and 10-year rating. The Pacific Capital Growth Stock Fund (Retail and Institutional Shares) received a 5-star rating and the Pacific Capital Growth and Income Fund (Retail and Institutional Shares) received a 4-star rating for the three- and five-year periods, respectively. The Funds were ranked among 3,776 and 2,348 domestic equity funds, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The funds were rated exclusively against U.S.-domiciled funds. Other share classes not shown will have different ratings. Call shareholder services for additional benchmark or rating information.

2
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                      [This Page Intentionally Left Blank]

 Pacific Capital Growth Stock Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
Early in the year, the stock market was dominated by optimism about the outlook for technology, media and telecommunication companies--better know as "TMT" or "New Economy" stocks. Amidst some troubling economic indicators, investor sentiment quickly reversed and the New Economy stocks fell sharply, giving back much of the gains achieved in 1999. In this environment, the Pacific Capital Growth Stock Fund outperformed its benchmark, due to favorable TMT stock selection throughout the period. For the 12-month period ended July 31, 2000, the Pacific Capital Growth Stock Fund returned 45.24%+ (for Class A Shares without sales charge), compared to 8.97% for the S&P 500 Stock Index.

What were the major factors in the U.S. equity markets that influenced the Fund's performance?
Heavy technology sector emphasis before the fiscal fourth quarter greatly contributed to the Fund's strong 12-month performance. Some of the Fund's top holdings in this sector included Siebel Systems (+390%), Veritas Software (+309%), Nortel Networks (+236%) and Sun Microsystems (+211%). During the third fiscal quarter, we substantially reduced the Fund's exposure to TMT stocks just before a major sell-off. We applied a large portion of the proceeds towards an over-weighting in the health care sector, which subsequently turned out to be one of the stronger-performing sectors of the market. Top holdings in this sector included PE Biosystems (+45%) and Eli Lilly (+35%).

What is your outlook for the Fund?
Although few sectors of the economy can match the long-term earnings growth potential of the technology sector, we intend to remain under-weighted in this area in the near-term. We feel that technology-related capital spending could be adversely impacted by a combination of slower global economic growth and a more discriminating market for speculative new equity offerings. Furthermore, the recent setbacks that many Internet companies have experienced may take some of the competitive pressure off established brick-and-mortar businesses to establish a presence on the web. We are carrying over-weights in health care, consumer staples and financial services. We believe these sectors offer attractive earnings growth prospects over the near-term, while trading at reasonable valuation levels.
[PHOTO OF ROGER KHLOPIN, CFA APPEARS HERE]

Roger Khlopin, CFA Vice President and Portfolio Manager

As Vice President, Mr. Khlopin serves as Equity Investment Team Leader at The Asset Management Group of Bank of Hawaii. Mr. Khlopin has 20 years of experience in the investment industry and is a Chartered Financial Analyst. Prior to joining the Adviser, he worked for other investment companies such as Sanford C. Bernstein & Company, Smith Barney and Dean Witter Reynolds. Mr. Khlopin earned a Bachelor of Science degree at New York University and is a member of the Security Analysts Society of San Francisco.

 Pacific Capital Growth Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund, which seeks long-term growth of principal with a secondary objective of dividend income, primarily invests in shares of large, high-quality companies with two characteristics: above-average growth potential and exposure to large global markets. We seek to invest in such companies when their shares trade at attractive levels relative to their growth prospects. When appropriate, the Fund also may invest in shares of smaller firms that we believe demonstrate the potential for extraordinary growth.


                                    [GRAPH]

Growth of a $10,000 Investment
                                             Class Y Shares   Standard & Poor's
           Class A Shares*  Class B Shares  (No Sales Charge)  500 Stock Index
  7/31/90       9,595           10,000            10,000            10,000
  7/31/91      10,918           11,378            11,420            11,276
  7/31/92      12,011           12,518            12,599            12,718
  7/31/93      12,591           13,122            13,239            13,829
  7/31/94      13,355           13,918            14,057            14,542
  7/31/95      16,081           16,759            16,955            18,339
  7/31/96      17,410           18,144            18,405            21,377
  7/31/97      25,595           26,675            27,127            32,524
  7/31/98      30,607           31,845            32,541            38,795
  7/31/99      35,933           37,116            38,308            46,633
7/31/2000      52,191           53,498            55,762            50,818

Average Annual Total Return as of July 31, 2000



                                       1 Year       5 Year       10 Year
------------------------------------------------------------------------------
Class A Shares*                        39.41%       25.52%        17.97%
------------------------------------------------------------------------------
Class B Shares**                       40.14%       26.05%        18.26%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)       45.56%       26.88%        18.75%
------------------------------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

+ The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1990, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Growth and Income Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
Despite the increase in market volatility, the equity markets continued to perform admirably during the last fiscal year. We are extremely pleased with the performance of the Pacific Capital Growth and Income Fund, which significantly outperformed its benchmark. The Fund returned 28.85%+ (for Class
A Shares without sales charge) compared to 8.97% for the S&P 500 Stock Index, for the 12-month period ended July 31, 2000.

What were the major factors in the U.S. equity markets that influenced the Fund's performance?
During the last year we focused on the benefits of three major trends: 1) strong technology-related capital spending; 2) health care, which we believe will benefit from the aging population, improved treatment regimens, and a growing number of new products which will enhance the quality of life; and 3) the financial industry's ongoing consolidation/asset gathering capabilities. As of July 31, 2000, the Fund was over-weighted relative to its benchmark in both the capital goods and consumer cyclical sectors, and near market weights in the technology and financial services sectors. Some of the Fund's top holdings in the technology sector include Corning (+230%) and EMC (+166%). Health care holdings include PE Biosystems (+215%) and Elan (+79%), and financial holdings include Morgan Stanley (+95%) and Marsh & McLennan (+55%).

What is your outlook for the Fund?
Current evidence points to a slowing consumer environment (high rates and energy costs) but robust capital spending, which should improve productivity, control unit labor costs, and improve cash-flow earnings. We anticipate long-term drivers for the market to include mutual fund cash flow, earnings, and a more reasonable valuation level for the broad market. One group we feel is priced very reasonably for performance, pending any shift in Federal Reserve Policy, is the financial services sector. However, with traditional banks still fearful of further Fed tightening, we will focus on financial stocks that are concentrated on the money management business. We will also continue our focus on technology. We believe economic data on productivity gains support the continuation of large capital budgets for technology and networking, especially with the increasing demand for broader bandwidth to accommodate voice, data, and video applications.
[PHOTO OF CLYDE POWERS, CFA APPEARS HERE]

Clyde Powers, CFA Vice President and Portfolio Manager

Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining the Adviser, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance degree from the University of Wisconsin and is a member of the Financial Analysts Federation Institute.

 Pacific Capital Growth and Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund seeks to provide current income with a secondary objective of long-term growth of principal by investing in a portfolio of large and medium-sized company shares broadly diversified across industries. We especially favor attractively valued stocks of companies we believe can deliver relatively strong growth within their respective market sectors.


                                    [GRAPH]

Growth of a $10,000 Investment

                                   Class Y
            Class A   Class B      Shares        Standard & Poor's
            Shares*   Shares  (No Sales Charge)  500 Stock Index

  7/31/90    9,598     10,000      10,000            10,000
  7/31/91   10,354     10,788      10,809            11,276
  7/31/92   11,378     11,855      11,913            12,718
  7/31/93   11,707     12,198      12,285            13,829
  7/31/94   11,902     12,402      12,516            14,542
  7/31/95   14,185     14,780      14,938            18,339
  7/31/96   15,880     16,546      16,773            21,377
  7/31/97   23,438     24,421      24,819            32,524
  7/31/98   27,915     29,015      29,625            38,795
  7/31/99   31,730     32,666      33,680            46,633
7/31/2000   40,885     41,797      43,523            50,818
For performance purposes the above graph has not been adjusted for CDSC charges. Average Annual Total Return as of July 31, 2000



                                         1 Year       5 Year       10 Year
------------------------------------------------------------------------------
Class A Shares*                          23.68%       22.57%       15.12%
------------------------------------------------------------------------------
Class B Shares**                         23.95%       23.02%       15.38%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         29.22%       23.85%       15.84%
------------------------------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

+ The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1990, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital New Asia Growth Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
After the spectacular performance of the Asian stock markets in 1999, the first half of 2000 has been somewhat of a reality check for investors. The first quarter of 2000 continued in much the same vein as 1999, with the ("TMT") sectors leading the markets higher. However, the second quarter began with a Nasdaq-inspired correction. April and May proved to be somewhat of a testing ground for investors, as the markets suffered heavy losses before stabilizing in June. Both the Pacific Capital New Asia Fund and its benchmark--the MSCI AC Far East Free ex-Japan Index--gave back some of their spectacular 1999 gains, returning 18.26% (for Class A Shares without sales charge) and -6.19%, respectively, for the 12-month period ended July 31, 2000.

What were the major factors in the Asian markets that influenced the Fund's performance?
The smaller markets of Southeast Asia--including Thailand, the Philippines and Indonesia--were the hardest hit and continue to be a graveyard for investors. This recent setback has caused both the stock and currency markets to come under pressure. The macro-economic picture remains particularly strong in North Asia. Economic growth in Hong Kong, China, Korea and Taiwan has continued to be better than expected. This consistent growth should flow through to corporate earnings. In addition, there is no hint of inflation creeping into the system, and therefore minimal upward pressure on interest rates.
What is your outlook for the Fund?
We remain positive on the outlook for Asian markets and view the recent pullback as a correction in a bull market. We believe the positive earnings growth profile will remain intact for at least the next 12 months, while valuations remain supportive. The extremely narrow TMT focus, which had been a feature of the rally in 1999, was an unhealthy situation and clearly unsustainable. This issue no longer exists, courtesy of the second quarter correction. We will continue to overweight the portfolio in Singapore and Taiwan, and retain a neutral position in Hong Kong and China, as we feel fundamentals are solid in these countries. We currently have no holdings in Thailand, Indonesia or the Philippines, and will remain uninvested until we see strong signs of improvement.

+ International investing involves increased risk and volatility.

The Fund is sub-advised by Colonial Management Group, a division of Colonial First State Investments. A team comprised of Yeo Boon Hong, Peter Sartori, Lim Kok Boon, CFA, and Chay Kai Kong, CFA, are responsible for the day-to-day management of the Fund. Mr. Hong is the Associate Investment Director, responsible for regional Asian portfolios with an emphasis on Japan and global markets. Mr. Sartori, Associate Equities Director, is currently responsible for Hong Kong and Australia/New Zealand stock selection for all Asian portfolios. Mr. Boon, Senior Portfolio Manager, has primary responsibility for Malaysia, Thailand, India and the Philippines and is a Chartered Financial Analyst. Mr. Kong, Assistant Portfolio Manager, covers Asian markets and global technology, with a special focus on the computer and Internet sectors, and is a Chartered Financial Analyst. Together, the team has over 30 years combined investment experience with a high degree of expertise in the Asian region.

 Pacific Capital New Asia Growth Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of rapidly growing companies located in the developing countries of Asia. The Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in the developing countries of Asia. The Fund does not limit its investments to any particular type or size of company. The Fund focuses on companies whose earnings the Sub-Adviser expects to grow or whose share price it believes is undervalued.



                                    [GRAPH]

Growth of a $10,000 Investment

                                     Class Y
            Class A   Class B        Shares       MSCI AC Far East
            Shares*   Shares**  (No Sales Charge)   Free ex-Japan

  2/15/95    9,479     10,000         10,000           10,000
  7/31/95   10,626     11,710         11,220           10,331
  7/31/96   10,803     10,997         11,439           10,704
  7/31/97   13,645     14,095         14,470           12,150
  7/31/98    6,980      7,163          7,414            4,675
  7/31/99   11,656     11,981         12,410            8,648
7/31/2000   13,785     14,215         14,728            8,143

Average Annual Total Return as of July 31, 2000

                                                                   Since
                                                                 Inception
                                         1 Year       5 Year     (2/15/95)
------------------------------------------------------------------------------
Class A Shares*                          12.01%       4.22%        6.06%
------------------------------------------------------------------------------
Class B Shares**                         13.52%       4.85%        6.66%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         18.68%       5.59%        7.36%
------------------------------------------------------------------------------

 *Reflects 5.25% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00%.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Diversified Fixed Income Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2000, the Pacific Capital Diversified Fixed Income Fund returned 4.09%+ (for Class A Shares without sales charge), compared to the return of 5.68% for its benchmark, the Merrill Lynch Corporate
& Government Master Index.

What were the major factors in the fixed income markets that influenced the Fund's performance?
The bond markets performed much differently in the first half of 2000 than they did in the latter half of 1999. Interest rates rose dramatically in the last half of 1999, as the Federal Reserve raised rates three times, resulting in poor performance for the bond market as a whole. Lower-quality junk bonds were the only sector of the market that posted a positive return for 1999, by virtue of their higher interest rates. However, early in 2000, the bond markets rallied as the Treasury announced its intent to buy back as much as $30 billion in long-term debt. This news, coupled with the decreasing size and frequency of Treasury auctions, caused long-term Treasury rates to fall. As a result of the decline in long-term rates and the Fed's further moves to raise short-term rates, the yield curve became inverted, with long-term rates lower than short-term rates. Our high-quality portfolio helped performance during this period.

What is your outlook for the Fund?
An inverted yield curve is often the precursor to a recession, but we do not forsee the economy slowing to a recessionary level. Our economic scenario indicates that the Fed's tightening moves are starting to moderate economic activity, with the result being a "soft landing." We view the current spreads as an opportunity to increase our corporate bond exposure, and we will continue to invest only in high-quality securities.
[PHOTO OF JANET E. KATAKURA APPEARS HERE]

Janet E. Katakura
Vice President and Portfolio Manager

As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years of experience in the investment industry, her most recent 18 years at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a Member of the Investment Society of Hawaii.

 Pacific Capital Diversified Fixed Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the Diversified Fixed Income Fund is to seek a high level of current income. The Fund pursues its objective by investing primarily in high- quality corporate bonds and obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


                                    [GRAPH]

Growth of a $10,000 Investment

                                                                Merrill Lynch
                                                 Class Y         Corporate &
                         Class A    Class B      Shares       Government Master
                         Shares*    Shares  (No Sales Charge)       Index

  7/31/90                 9,598      10,000       10,000           10,000
  7/31/91                10,519      10,959       10,997           11,025
  7/31/92                12,179      12,689       12,760           12,744
  7/31/93                13,774      14,351       14,467           14,151
  7/31/94                13,256      13,811       13,948           14,155
  7/31/95                14,604      15,216       15,523           15,608
  7/31/96                15,136      15,770       16,114           16,430
  7/31/97                16,530      17,222       17,614           18,204
  7/31/98                17,782      18,487       19,008           19,687
  7/31/99                17,965      18,535       19,220           20,144
  7/31/00                18,700      19,153       20,060           21,288

Average Annual Total Return as of July 31, 2000


                                       1 Year       5 Year        10 Year
-----------------------------------------------------------------------------
Class A Shares*                        (0.05)%       4.21%          6.46%
-----------------------------------------------------------------------------
Class B Shares**                       (0.60)%       4.55%          6.71%
-----------------------------------------------------------------------------
Class Y Shares (No Sales Charge)        4.37%        5.26%          7.21%
-----------------------------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6, years; therefore, the 10 year returns do not reflect the CDSC.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

+ The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1990, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Corporate & Government Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Ultra Short Government Fund

--------------------------------------------------------------------------------

How did the Fund perform compared to its benchmark?
June 1, 2000 marked the successful launch of the Pacific Capital Ultra Short Government Fund, Class Y shares. Starting with just $10 million in assets, the Fund has already grown to over $45 million in assets: $10 million of which resulted from new money that flowed into the Fund. Class A Shares and B shares were introduced on August 1, 2000. From inception on June 1, 2000 through July 31, 2000, the Fund returned 1.27% (Class Y Shares) compared to 1.00% for the Fund's benchmark, the 12-Month U.S. Treasury Bill.

What were the major factors in the fixed income markets that influenced the Fund's performance?
Market yields favored the timing of the launch which, coupled with immediate and substantial funding, created excellent buying opportunities for the Fund, as reflected in the Fund's performance. For example, we recently purchased multiple odd-lot Agencies with a 7% yield-to-maturity.

What is your outlook for the Fund?
As the two-year Treasury remains the high-point on the yield curve, the Fund should continue to offer relatively attractive high yields to prospective investors and existing clients alike.

[PHOTO OF APPEARS HERE]

Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has ten years of experience in the investment industry, his most recent five years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch. Mr. Haik earned a Bachelors of Arts from Holy Cross College.

 Pacific Capital Ultra Short Government Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the Ultra Short Government Fund is to provide investors with high current income consistent with preservation of capital. The Fund pursues its objective by investing primarily in short-term debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



                                    [GRAPH]

                                  Ultra Short       12-Month
                                  Government      U.S. Treasury
                  6/1/2000          10,000            10,000
                  6/30/2000         10,073            10,050
                  7/31/2000         10,126            10,100

Aggregate Total Returns as of July 31, 2000

                                                   Since
                                                 Inception
                                                  (6/1/00)
------------------------------------------------------------
Class Y Shares (No Sales Charge)                    1.27%
------------------------------------------------------------


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The 12-Month Treasury Index consists of yields on treasury securities at constant, fixed maturities are constructed by the Treasury department, based on the most actively traded marketable treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day and yield values are then read from the curve at fixed maturities.

 Pacific Capital Short Intermediate U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2000, the Pacific Capital Short Intermediate U.S. Treasury Securities Fund returned 3.97% (for the Class A Shares without sales charge), compared to 5.14% for its benchmark, the Merrill Lynch 3-5-Year Treasury Index.

What were the major factors in the fixed income markets that influenced the Fund's performance?
Although the period was a difficult one, the Fund's defensively oriented barbell structure served us well throughout most of the fiscal year. During the last half of 1999, the bond market exhibited poor performance as the Federal Reserve raised interest rates three times in response to inflationary fears. In this environment investors sold bonds, further pushing up yields, in anticipation of the Fed's tighter monetary policy. Then, in January 2000, the Treasury markets rallied as the Fed announced its intent to buy back as much as $30 billion in long-term debt. This news, coupled with the decreasing size and frequency of Treasury auctions, caused long-term Treasury rates to fall. However, first quarter euphoria ended in April, at the prospect of further Fed tightening in May and June. On May 16th, the Fed raised rates 50 basis points (0.50%), setting the target federal funds rate at 6.5%. Despite the threat of higher rates at the Fed's June meeting, the bond market uncharacteristically began a strong rally as a number of economic releases at that time suggested that the Fed's tightening actions were beginning to have the desired impact on the economy. Slowing economic numbers in June and July resulted in a 20 to 40 basis point (0.20% to 0.40%) shift in the yield curve, with the largest decline occurring in bonds maturing between two and five years.

What is your outlook for the Fund?
We believe the best news about Fed policy and a slower economy is already factored into the market. Therefore, it does not make sense to lengthen the Fund's duration beyond benchmark levels at this point. Instead, we will look to add incremental yield with agency benchmark securities. Spreads in this sector are still historically wide and we feel should tighten as the economy slows. Over time, we will also look at unwinding the barbell structure through the replacement of short floating rate securities with intermediate issues.
[PHOTO OF APPEARS HERE]

Dave Todani
Vice President and Portfolio Manager

Mr. Todani serves as Vice President on the Taxable Fixed-Income Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Todani has 15 years prior investment experience in which he served as a fixed-income portfolio manager and treasury officer for Bank of Hawaii. Mr. Todani earned a Bachelor of Business Administration degree from the University of Washington and is a Chartered Financial Analyst.

 Pacific Capital Short Intermediate U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The primary investment objective of the Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income, consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury securities and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund maintains an average maturity of two to five years. The Fund focuses on maximizing income consistent with prudent investment risk within this maturity range.



                                    [GRAPH]

Growth of a $10,000 Investment
                                                    Merrill Lynch
                                                       3-5-Year
                                 Class Y Shares     U.S. Treasury
              Class A Shares*  (No Sales Charge)        Index

 12/13/93          9,775             10,000             10,000
  7/31/94          9,506              9,724              9,878
  7/31/95         10,101             10,361             10,766
  7/31/96         10,493             10,793             11,266
  7/31/97         11,219             11,568             12,316
  7/31/98         11,918             12,331             13,171
  7/31/99         12,252             12,709             13,722
7/31/2000         12,739             13,248             14,416

Average Annual Total Return as of July 31, 2000

                                                              Since
                                                            Inception
                                    1 Year      5 Year      (12/13/93)
-------------------------------------------------------------------------
Class A Shares*                      1.60%       4.28%         3.72%
-------------------------------------------------------------------------
Class Y Shares (No Sales Charge)     4.24%       5.04%         4.33%
-------------------------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

The performance of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund is measured against the Merrill Lynch 3-5-Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Tax-Free Securities Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12 months ended July 31, 2000, the Pacific Capital Tax-Free Securities Fund posted a positive return of 3.28%++ (for Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers Municipal Bond Index, which gained 4.31%. When comparing the Fund to the Index, one must remember that the Index represents a broad range of national issues, whereas the Fund typically invests up to 60% of assets in Hawaii municipal bonds. While Hawaii holdings were a positive factor in the year 2000 due to an improved economy, they were a drag on performance during the last half of 1999.

What were the major factors in the municipal markets that influenced the Fund's performance?
During the period, the Federal Reserve raised the overnight federal funds rate six times from 4.75% to 6.5%. As a result of rapidly increasing rates and the uncertainties posed by Y2K issues, municipal markets performed poorly during the second half of 1999. The circumstances were further exacerbated by investors selling municipals at a loss, to offset gains from the stock market. High quality long-term municipal bond yields increased approximately 75 basis points (0.75%) during this period.

The first half of 2000 proved to be much more favorable. With Y2K issues forgotten and substantially lower issuance, long-term municipal bond yields declined approximately 50 basis points (0.50%). Although tax-free mutual fund cash-flows have been flat at best, retail demand increased dramatically after the July 1st coupon payment date, putting further pressure on a much-diminished supply. As a result, yields declined and the municipal bond yield curve flattened out, causing the municipal market to out-perform the taxable market.

What is your outlook for the Fund?
The potential for further Fed hikes appears to have abated as recent economic indicators reflect signs of slowing and inflation continues to be benign. We believe that the municipal market supply will increase during the second half, but will continue to lag last year's issuance. Barring strong resurgent growth, which could ignite inflation and institutional cash-flow surprises, we feel the municipal market should stay on course with further gains.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
[PHOTO OF YVONNE LIM APPEARS HERE]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Exempt Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with the Adviser for over nine years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.

 Pacific Capital Tax-Free Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Securities Fund's investment objective is to seek high current income that is exempt from federal and Hawaii income tax. With this in mind, we tend to be more moderate on interest rate bets and look toward more consistent long-term performance. Our strategy is to select bonds that we believe provide good relative value and structural fit within the context of our interest rate outlook, while heavily emphasizing higher-quality bonds and credit analysis. The Fund intends to invest at least 50% to 60% of its holdings in Hawaiian municipal bonds. Our primary goal is to provide the highest level of double tax-exempt income (free from federal and state taxes), while providing diversification through national issues from states that are economically sound and viable.




                                    [GRAPH]

Growth of a $10,000 Investment

                                   Class Y
                                    Shares
            Class A    Class B    (No Sales    Lehman Brothers
            Shares*    Shares      Charge)   Municipal Bond Index

  7/31/90    9,604     10,000      10,000           10,000
  7/31/91   10,358     10,785      10,806           10,874
  7/31/92   11,718     12,201      12,263           12,370
  7/31/93   12,744     13,269      13,368           13,462
  7/31/94   12,633     13,153      13,277           13,714
  7/31/95   13,477     14,032      14,240           14,794
  7/31/96   14,219     14,805      15,051           15,770
  7/31/97   15,549     16,189      16,493           17,390
  7/31/98   16,348     17,009      17,417           18,431
  7/31/99   16,677     17,249      17,812           18,961
7/31/2000   17,224     17,687      18,446           19,780

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2000



                                         1 Year        5 Year       10 Year
------------------------------------------------------------------------------
Class A Shares*                          (0.88)%        4.17%        5.59%
------------------------------------------------------------------------------
Class B Shares**                         (1.39)%        4.57%        5.87%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)          3.55%         5.31%        6.31%
------------------------------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00% (CDSC). The CDSC does not apply to performance over 6 years; therefore, the 10 year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

++ The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1990, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Tax-Free Short Intermediate Securities Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12 months ended July 31, 2000, the Pacific Capital Tax-Free Short Intermediate Securities Fund posted a positive return of 3.19%++ (for Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers 5-Year Municipal Bond Index, which gained 4.21%. When comparing the Fund to the Index, one must remember that the Index represents a broad range of national issues, whereas the Fund typically invests up to 60% of assets in Hawaii municipal bonds. The slight under-performance of the Fund can be attributed to the lagging performance of the Hawaii holdings during the last half of 1999.

What were the major factors in the municipal markets that influenced the Fund's performance?
During the last half of 1999, high-quality short-term municipal rates spiked approximately 56 basis points (0.56%), following the Fed's multiple rate hikes. The municipal market performed poorly during the second half of 1999, as a result of rapidly increasing rates and the uncertainty posed by Y2K issues.

The first half of 2000 proved to be much more favorable. With Y2K issues behind and substantially lower issuance, high- quality short-term municipal bond rates declined by approximately 35 basis points (0.35%). As a result, extremely strong retail demand has pushed rates down and compressed yields significantly on the front-end of the yield curve.

What is your outlook for the Fund?
We believe the potential for further Fed hikes appears to have abated as recent economic indicators reflect signs of slowing and inflation continues to be benign. We believe that the municipal market supply will increase during the second half but will continue to lag last year's issuance. Barring strong resurgent growth, which could ignite inflation and institutional cash-flow surprises, we feel the municipal market should stay on course with further gains.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
[PHOTO OF YVONNE LIM APPEARS HERE]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Exempt Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with the Adviser for over nine years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.

 Pacific Capital Tax-Free Short Intermediate Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Short Intermediate Securities Fund seeks to provide a high level of tax-exempt income and more price stability than a long-term bond fund. The Fund also provides double tax-exempt income for residents of Hawaii--50% to 60% of the Fund's holdings are invested in Hawaiian municipal bonds--while fulfilling diversification through national municipal issues.

In selecting bonds, we consider the structure of the yield curve as well as yield ratios relative to treasuries to determine value. We also seek relative value among bonds that are of similar structure and quality.



                                    [GRAPH]

Growth of a $10,000 Investment

                                       Class Y
                         Class A       Shares        Lehman Brothers 5-Year
                         Shares*  (No Sales Charge)  Municipal Bond Index

  7/31/90                 9,774         10,000             10,000
  7/31/91                10,416         10,688             10,858
  7/31/92                11,247         11,560             12,221
  7/31/93                11,722         12,088             13,029
  7/31/94                11,912         12,310             13,393
  7/31/95                12,338         12,819             14,389
  7/31/96                12,758         13,289             15,046
  7/31/97                13,404         14,001             16,137
  7/31/98                13,852         14,534             16,909
  7/31/99                14,192         14,913             17,508
7/31/2000                14,644         15,426             18,245

Average Annual Total Return as of July 31, 2000

                                        1 Year     5 Year      10 Year
-----------------------------------------------------------------------------
Class A Shares*                          0.86%      3.02%       3.89%
-----------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         3.44%      3.77%       4.43%
-----------------------------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

++ The quoted performance of the Pacific Capital Tax-Free Short Intermediate
   Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1990, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital International Stock Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
International markets finished strong in 1999, and moved into the year 2000 with much of the same vigor. The fact that the Fed had been raising U.S. interest rates for months seemed of little concern. It was not until the Federal Reserve pushed rates above 1998 levels that the markets realized that the Fed was serious about slowing the U.S. economy. The ripple effects of U.S. monetary policy moved rapidly through the world markets, driving many non-U.S. markets lower. For the 12-month period ended July 31, 2000, the Pacific Capital International Stock Fund was favorably positioned and outperformed its benchmark, the MSCI EAFE(R) Index, returning 25.62%++ (for Class A shares without sales charge) compared to 9.01%, respectively.

What were the major factors in the International markets that influenced the Fund's performance?
During the recent months, market sentiment throughout Europe has remained negative as investors worried that higher-than-expected oil prices, rising interest rates and weakness in the Euro might curb economic expansion. In addition, the European Central Bank raised short-term interest rates 75 basis points (0.75%) for its 11 member countries. This negativity has cast a shadow on any positive developments. For example, favorable developments late in the period such as the announcement of tax reforms in Germany, the continued robust economic growth, the declining unemployment rate in a number of developed European countries, and the brisk pace of mergers and acquisitions globally did little to inspire international equity markets.

What is your outlook for the Fund?
Amid changing macroeconomic conditions globally, we feel international market's remain a source of attractive opportunities. We are currently seeing the ongoing trends of deregulation, structural reforms, privatization and the continued brisk pace of mergers and acquisitions as compelling factors that are fueling the growth of the equity markets overseas. Demographic shifts such as an aging population in Europe and Japan are contributing to a rise in retirement planning, resulting in the increasing popularity of equity investing. In Japan--despite mixed readings on the economy--we are encouraged by the improvement in certain areas such as capital equipment spending, which signifies greater business confidence.

+ International investing involves increased risk and volatility.
++ Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
[PHOTO OF CATHERINE SOMHEGYI, LARRY SPEIDEL, LORETTA MORRIS, AND MELISA GRIGOLITE APPEARS HERE]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi, Larry Speidell, Loretta Morris, and Melisa Grigolite is responsible for the day-to-day management of the Fund. Ms. Somhegyi, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Speidell has more than 29 years investment management experience, including prior experience with Batterymarch Financial Management and Putnam Management Company. Ms. Morris and Ms. Grigolite are responsible for international portfolio management and research.

 Pacific Capital International Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the International Stock Fund primarily invests in preferred and common stocks of foreign companies. The Fund may invest in these securities directly or through other investment companies or trusts. The Fund is not limited to any particular type of company or to any geographic region of the world.


                                    [GRAPH]

Growth of a $10,000 Investment

                                    Class Y
            Class A   Class B       Shares        MSCI EAFER
            Shares*   Shares** (No Sales Charge)  Index

  12/2/98    9,479     10,000       10,000          10,000
  7/31/99   11,336     11,400       11,990          11,128
7/31/2000   14,241     14,422       15,065          12,131

Average Annual Total Return as of July 31, 2000

                                                          Since
                                                        Inception
                                         1 Year         (12/2/98)
------------------------------------------------------------------------------
Class A Shares*                          19.05%          23.69%
------------------------------------------------------------------------------
Class B Shares**                         20.56%          24.63%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         25.65%          27.94%
------------------------------------------------------------------------------

 *Reflects 5.25% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00%.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australia and Far East) EAFE(R) Index, which is unmanaged and is generally representative of the performance of major stock markets in those regions. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index although they can invest in its underlying securities.

 Pacific Capital Value Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
The dramatic pick-up in market volatility during the last fiscal year created many rewarding investment opportunities for the Pacific Capital Value Fund. For the 12-month period ending July 31, 2000, the Fund posted a gain of 5.21%+ (for Class A Shares without sales charge), which compared favorably to its benchmark, the Standard & Poor's BARRA Value Index, which returned -0.15% for the period.

What were the major factors in the U.S. equity markets that influenced the Fund's performance?
Early in the calendar year, technology stocks continued to drive the markets as they did for much of 1999. However, during the last fiscal quarter, investor confidence declined in harmony with increased stock market volatility. As the changed sentiment periodically drove money out of the more aggressive equity sectors, the same dollars poured into defensive areas such as consumer staples and utilities. This shift benefited the Fund's previously established focus in these value-oriented stocks. Concerns that "the end of the semiconductor cycle is near" opened the door to this typically pricey group. Believing the semiconductor growth cycle to be far from over, we added/initiated positions in communications chip maker LSI Logic, electronic testing device maker Teradyne, and power semiconductor producer International Rectifier. In the capital goods area the Fund also purchased beaten down companies like electronic components manufacturer Vishay Intertechnology and diversified manufacturing/services company Tyco International.

What is your outlook for the Fund?
We anticipate that the stock market's unprecedented and consistently high returns over the past several years will keep investors on their toes, as they attempt to protect their coveted gains. Profit-taking will likely persist on speculation that either an economic slowdown will pressure earnings growth, or that the country's recent economic prosperity could spur increased inflation, leading the Federal Reserve to take further restrictive steps with interest rates, which we do not anticipate. We remain bullish on the U.S. stock market over the long-term and will attempt to take full advantage of the aforementioned volatility and profit-taking to purchase high-quality companies.

+ Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.
[PHOTO OF DAVE ZERFOSS APPEARS HERE]

[PHOTO OF SCOTT TAKEMOTO APPEARS HERE]

A team comprised of Dave Zerfoss, Scott Takemoto, and Derwin Osada is responsible for the management of the Fund. Mr. Zerfoss has 33 years prior investment experience and currently serves as Vice President and Manager, Pacific Century Investment Group. Prior to joining The Asset Management Group of Bank of Hawaii, Mr. Zerfoss held the position of Portfolio Manager with First National Bank of Chicago. Mr. Zerfoss earned a Bachelor of Arts degree in business/ economics from Ripon College and is a Chartered Financial Analyst. Mr. Takemoto serves as Vice President on the Equity Investment Team and has eight years prior experience as Sector Analyst and Senior Portfolio Manager with The Asset Management Group of Bank of Hawaii. Mr. Takemoto earned a Bachelor of Business Administration degree from Santa Clara University and is a Chartered Financial Analyst. Derwin Osada has six years investment experience with The Asset Management Group of Bank of Hawaii and currently serves as Investment Officer and Security Analyst. Mr. Osada earned a Bachelor of Science degree from the University of Southern California and is a Chartered Financial Analyst. Together, the Value Fund team has a combined 47 years of investment management experience.

 Pacific Capital Value Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth first and, current income second, the Value Fund invests primarily in a diversified portfolio of common stocks of companies traded in the United States. The Fund focuses on middle- to large-capitalization companies, specifically those believed to be undervalued relative to their peers.

                                    [GRAPH]
Growth of a $10,000 Investment
                                              Class Y Shares  Standard & Poor's
           Class A Shares*  Class B Shares**     (No Load)    BARRA Value Index
  12/1/98       9,597           10,000            10,000            10,000
  7/31/99      10,395           10,788            10,856            11,547
7/31/2000      10,936           11,252            11,446            11,529
Aggregate Total Return as of July 31, 2000
                                                               Since
                                                             Inception
                                       1 Year                (12/3/98)
------------------------------------------------------------------------------
Class A Shares*                         1.02%                   5.53%
------------------------------------------------------------------------------
Class B Shares**                        0.30%                   5.04%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)        5.44%                   8.46%
------------------------------------------------------------------------------
 *Reflects 4.00% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to December 13, 1998. Performance calculated for any period up to and through December 13, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Standard & Poor's BARRA Value Index, an unmanaged index comprised of securities in the Standard & Poor's 500 Stock Index that have a lower-than-average price-to-book ratio. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Small Cap Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
Despite a modest pickup in inflation and rising interest rates, the U.S. equity markets provided positive returns for the 12-month period ended July 31, 2000. For the fiscal year, the small capitalization U.S. stock universe, as measured by the Russell 2000 Stock Index/2/, outperformed the S&P 500 Stock Index/1/, returning 13.77% and 8.97%, respectively. For the same 12-month period ended July 31, 2000, the Pacific Capital Small Cap Fund returned 1.51%++ (for Class A Shares without sales charge) compared to its benchmark the Russell 2000 Value Index which returned 4.85%.

What were the major factors in the U.S. equity markets that influenced the Fund's performance?
The U.S. equity markets began the year 2000 much the way they finished the fourth quarter of 1999, with the technology heavy Nasdaq Composite Index driving the markets higher. However, the trend rapidly reversed late in the first quarter of 2000 as the markets realized that the Federal Reserve was intent on slowing the economy. From its peak on March 10th to its low on May 23rd, the Nasdaq lost approximately 37% in value. During this time, market sectors that had been nearly forgotten came back into favor as investors headed to "calmer" territory. This move proved to be favorable for the "value" sectors of the market. For the three-month period ending July 31, 2000, the Russell 2000 Value Index delivered a return of 4.73%, compared to the Russell 2000 Growth Index/3/, which returned -5.80%.

What is your outlook for the Fund?
Investors continue to grapple with two factors that we believe will largely dictate future gains in the U.S. equity market: the Fed and corporate profits. Although there have been signs that the U.S. economy has started to feel the effects of six interest rate increases since June of 1999, investors remain concerned and cautious. We believe one of the essential factors that will support the case for the continued strength in corporate profits this year will be the expectation that the U.S. economy will remain on a sustainable growth path. Despite recent indications of a slowdown in economic growth, most economic indicators for the first half of 2000 show no sign of an approaching recession.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
++ Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.
/1/The Standard and Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock Market as a whole.
/2/The Russell 2000 Stock Index is an unmanaged index comprised of securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
/3/The Russell 2000 Growth Index is an unmanaged index comprised of the securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price to book and price-earnings ratios.

Investors cannot invest directly in an index, although they can invest in the underlying securities.
[PHOTOS OF CATHERINE SOMHEGYI, LARRY SPEIDEL, MARK STUCKELMAN, AND JOHN KANE CATHERINE SOMHEGYI, LARRY SPEIDEL, MARK STUCKELMAN, AND JOHN KANEAPPEARS HERE]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi, Larry Speidell, Mark Stuckelman, and John Kane is responsible for the day-to-day management of the Fund. Ms. Somhegyi, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Speidell has more than 29 years investment management experience, including prior experience with Batterymarch Financial Management and Putnam Management Company. Mr. Stuckelman, Portfolio Manager, has 8 years investment experience, and was previously a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Mr. Kane, with 30 years of economic investment experience, previously directed the investment group at ARCO Investment Management Company.

 Pacific Capital Small Cap Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the Small Cap Fund primarily invests in a diversified portfolio of common stocks of smaller U.S. companies that the sub-adviser believes to be exhibiting solid fundamental strength and attractive valuations.


                                    [GRAPH]

Growth of a $10,000 Investment

                                                 Class Y
                         Class A   Class B       Shares       Russell 2000
                         Shares*   Shares** (No Sales Charge) Value Index

  12/3/98                 9,479     10,000       10,000          10,000
  7/31/99                10,108     10,113       10,675          10,599
7/31/2000                10,261     10,303       10,869          12,058

Aggregate Total Return as of July 31, 2000
                                                                    Since
                                                                  Inception
                                                   1 Year         (12/3/98)
-----------------------------------------------------------------------------
Class A Shares*                                    (3.81)%           1.56%
-----------------------------------------------------------------------------
Class B Shares**                                   (3.04)%           1.81%
-----------------------------------------------------------------------------
Class Y Shares (No Sales Charge)                    1.82%            5.14%
-----------------------------------------------------------------------------

 *Reflects 5.25% Maximum Front-End Sales Charge.
**Maximum Contingent Deferred Sales Charge of 5.00%.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Balanced Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
In a particularly volatile year for both stocks and bonds alike, we are very pleased with the strong performance of the Pacific Capital Balanced Fund, which posted a gain of 19.19% (for Class A Shares without sales charge) for the 12-month period ended July 31, 2000. Comparatively, the Fund's two benchmarks, the S&P's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index, gained 8.97% and 5.28%, respectively.

What were the major factors in the U.S. equity markets that influenced the Fund's performance?
During the last year we focused on the benefits of three major trends: 1) strong technology-related capital spending; 2) health care, which we believe will benefit from the aging population, improved treatment regimens, and a growing number of new products which will enhance the quality of life; and 3) the financial industry's ongoing consolidation/asset gathering capabilities. Some of the Fund's top equity holdings in the technology sector include Corning (+230%) and EMC (+166%). Health care holdings include PE Biosystems (+215%) and Elan (+79%), and financial holdings include Morgan Stanley (+95%) and Marsh & McLennan (+55%).

What were the major factors in the fixed income markets that influenced the Fund's performance?
The bond markets performed much differently in the first half of 2000 than they did in the latter half of 1999. Interest rates rose dramatically in the last half of 1999, as the Federal Reserve raised rates three times, resulting in poor performance for the bond market as a whole. However, early in 2000, the bond markets rallied as the Treasury announced its intent to buy back as much as $30 billion in long-term debt. This news, coupled with the decreasing size and frequency of Treasury auctions, caused long-term Treasury rates to fall. Because of the decline in long-term rates and the Fed's further moves to raise short-term rates, the yield curve became inverted, with long-term rates lower than short-term rates. Our high-quality portfolio helped performance during this period.

What is your outlook for the Fund?
The Fund, with its low cash position, growth orientation and high quality fixed income assets, is positioned to do well in an environment of continued moderate economic growth, modest inflation, and healthy corporate earnings. For the equity portion of the Fund, we will continue to focus on the technology and financial services sectors of the markets. As for the fixed income portion, we view the current spreads as an opportunity to increase our corporate bond exposure, and will continue to invest only in high-quality securities.
[PHOTO OF CLYDE POWERS APPEARS HERE]

[PHOTO OF JANET E. KATAKURA APPEARS HERE]

A team comprised of Clyde Powers, equity investment manager, and Janet E. Katakura, fixed-income investment manager, is responsible for the management of the Fund. Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining the Adviser, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance from University of Wisconsin and is a member of the Financial Analysts Federation Institute. As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years of experience in the investment industry, her most recent 18 years at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a Member of the Investment Society of Hawaii.Together, the Balanced Fund team has a combined 56 years of investment management experience.

 Pacific Capital Balanced Fund

--------------------------------------------------------------------------------
Fund Objective:

By investing in a diversified portfolio of equity and fixed-income securities, the Balanced Fund seeks to provide investors current income with a secondary emphasis on long-term capital appreciation and less fluctuation than a pure stock mutual fund.

Fixed-Income Portfolio:
Invests in a diversified portfolio of high-quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Growth Portfolio:
Invests in a broad range of industries, targeting large and medium-sized companies, with the flexibility to invest in small-cap companies when appropriate. The equity management team emphasizes a growth style of investing, looking for attractively valued companies that it believes will grow faster than other companies within their respective industries.


                                    [GRAPH]

Growth of a $10,000 Investment

                                Class Y                        Lehman Brothers
           Class A Class B      Shares       Standard & Poor's Government/Credit
           Shares* Shares** (No Sales Charge) 500 Stock Index       Bond Index
  6/21/99   9,597   10,000      10,000          10,000              10,000
  7/31/99   9,409    9,302       9,806           9,928               9,972
7/31/2000  11,215   11,190      11,725          10,819              10,542

Aggregate Total Return as of July 31, 2000

                                                          Since
                                                        Inception
                                         1 Year         (6/21/99)
------------------------------------------------------------------------------
Class A Shares*                          14.40%          10.85%
------------------------------------------------------------------------------
Class B Shares**                         14.37%          10.63%
------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         19.57%          19.57%
------------------------------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects 5.00% Maximum Contingent Deferred Sales Charge.


Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the Pacific Capital Balanced Fund is measured against the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. Both indices are unmanaged. The S&P 500 Stock Index is generally representative of the domestic stock universe, and the Lehman Brothers Government/Credit Bond Index is representative of corporate and U.S. Government bonds. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2000

                                                                  Diversified
                           Growth Stock  Growth and   New Asia    Fixed Income
                               Fund     Income Fund  Growth Fund      Fund
                           ------------ ------------ -----------  ------------
         ASSETS:
Investments, at value
 (Cost $445,242,610;
 $170,407,696;
 $26,148,076; and
 $245,952,987,
 respectively)...........  $563,234,991 $229,021,959 $28,561,648  $245,138,710
Foreign currency (cost
$689,217)................            --           --     691,762            --
Interest and dividends
receivable...............       126,319       93,150      14,101     4,229,929
Receivable for capital
shares issued............        34,667       50,455         100            --
Receivable from brokers
for investments sold.....     3,318,649    1,372,202      74,001            --
Reclaims receivable......            --           --         230            --
Prepaid expenses and
other assets.............        13,473        5,493         547         6,710
                           ------------ ------------ -----------  ------------
  Total Assets...........   566,728,099  230,543,259  29,342,389   249,375,349
                           ------------ ------------ -----------  ------------
      LIABILITIES:
Dividends payable........            --           --          --        40,319
Payable for capital
shares redeemed..........        93,230       13,110      22,992         5,600
Payable to brokers for
investments purchased....     2,211,486      578,710          --            --
Accrued expenses and
other payables:
 Investment advisory
 fees....................       400,452      158,759      23,832        94,420
 Administration fees.....        14,903        6,057         732         6,538
 Distribution fees.......        31,914       15,886       1,349         3,207
 Other...................        90,428       37,495      26,778        44,632
                           ------------ ------------ -----------  ------------
  Total Liabilities......     2,842,413      810,017      75,683       194,716
                           ------------ ------------ -----------  ------------
       NET ASSETS:
Capital (no par value)...   314,752,161  142,123,632  27,768,244   261,821,006
Undistributed
 (distributions in excess
 of) net investment
 income..................            --           --     (58,414)       (2,458)
Accumulated undistributed
 (distributions in excess
 of) net realized gains
 from investment
 transactions............   131,141,144   28,995,347    (859,218)  (11,823,638)
Net unrealized
appreciation
(depreciation) from
investments..............   117,992,381   58,614,263   2,413,572      (814,277)
Net unrealized
 appreciation from
 translation of assets
 and liabilities in
 foreign currencies......            --           --       2,522            --
                           ------------ ------------ -----------  ------------
  Net Assets.............  $563,885,686 $229,733,242 $29,266,706  $249,180,633
                           ============ ============ ===========  ============
Net Assets
 Class A.................  $ 30,971,487 $ 12,540,442 $ 2,704,394  $  5,251,849
 Class B.................    28,789,088   15,593,165     822,576     2,759,485
 Class Y.................   504,125,111  201,599,635  25,739,736   241,169,299
                           ------------ ------------ -----------  ------------
  Total..................  $563,885,686 $229,733,242 $29,266,706  $249,180,633
                           ============ ============ ===========  ============
Outstanding units of
beneficial interest
(shares)
 Class A.................     1,570,130      587,983     216,292       513,950
 Class B.................     1,489,763      746,740      66,652       270,482
 Class Y.................    25,265,300    9,422,839   2,046,749    23,454,552
                           ------------ ------------ -----------  ------------
  Total..................    28,325,193   10,757,562   2,329,693    24,238,984
                           ============ ============ ===========  ============
Net Asset Value
 Class A--redemption
 price per share.........  $      19.73 $      21.33 $     12.50  $      10.22
                           ============ ============ ===========  ============
 Class A--maximum sales
 charge..................         4.00%        4.00%       5.25%         4.00%
                           ------------ ------------ -----------  ------------
 Class A--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted to
  nearest cent)..........  $      20.55 $      22.22 $     13.19  $      10.65
                           ============ ============ ===========  ============
 Class B--offering price
 per share*..............  $      19.32 $      20.88 $     12.34  $      10.20
                           ============ ============ ===========  ============
 Class Y--offering and
 redemption price per
 share...................  $      19.95 $      21.39 $     12.58  $      10.28
                           ============ ============ ===========  ============

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2000

                                       Short Intermediate                    Tax-Free
                          Ultra Short    U.S. Treasury      Tax-Free    Short Intermediate
                          Government       Securities      Securities       Securities
                             Fund             Fund            Fund             Fund
                          -----------  ------------------ ------------  ------------------
        ASSETS:
Investments, at value
 (Cost $46,913,022;
 $32,341,028;
 $418,618,507; and
 $42,489,019,
 respectively)..........  $46,944,931     $32,157,620     $433,254,095     $42,230,557
Interest and dividends
receivable..............      548,650         701,374        5,075,153         398,545
Receivable from brokers
for investments sold....           --              --        5,257,455       1,272,831
Receivable from
investment adviser......       13,592              --               --              --
Unamortized offering
costs...................        6,749              --               --              --
Prepaid expenses and
other assets............           --           1,004           12,553           1,397
                          -----------     -----------     ------------     -----------
  Total Assets..........   47,513,922      32,859,998      443,599,256      43,903,330
                          -----------     -----------     ------------     -----------
      LIABILITIES:
Dividends payable.......        8,156           4,769           58,199           4,419
Payable for capital
shares redeemed.........           --           4,674               --              --
Payable to brokers for
investments purchased...           --              --        1,008,660       1,040,000
Accrued expenses and
other payables:
 Investment advisory
 fees...................           --           8,335          167,892          14,591
 Administration fees....          617             806           11,601           1,053
 Distribution fees......           --              93            3,871             307
 Other..................       21,915           9,195           61,132          14,393
                          -----------     -----------     ------------     -----------
  Total Liabilities.....       30,688          27,872        1,311,355       1,074,763
                          -----------     -----------     ------------     -----------
      NET ASSETS:
Capital (no par value)..   47,444,208      33,412,209      430,613,173      43,386,710
Accumulated
 undistributed net
 investment income......        7,143              47               36              --
Accumulated
 undistributed
 (distributions in
 excess) net realized
 gains from investment
 transactions...........          (26)       (396,722)      (2,960,896)       (299,681)
Net unrealized
appreciation
(depreciation) from
investments.............       31,909        (183,408)      14,635,588        (258,462)
                          -----------     -----------     ------------     -----------
  Net Assets............  $47,483,234     $32,832,126     $442,287,901     $42,828,567
                          ===========     ===========     ============     ===========
Net Assets
 Class A................  $        --     $   452,488     $  6,831,997     $ 1,457,555
 Class B................           --              --        2,778,456              --
 Class Y................   47,483,234      32,379,638      432,677,448      41,371,012
                          -----------     -----------     ------------     -----------
  Total.................  $47,483,234     $32,832,126     $442,287,901     $42,828,567
                          ===========     ===========     ============     ===========
Outstanding units of
beneficial interest
(shares)
 Class A................           --          48,647          663,649         147,831
 Class B................           --              --          269,942              --
 Class Y................    4,736,495       3,474,941       41,875,520       4,173,643
                          -----------     -----------     ------------     -----------
  Total.................    4,736,495       3,523,588       42,809,111       4,321,474
                          ===========     ===========     ============     ===========
Net Asset Value
 Class A--redemption
 price per share........  $        --     $      9.30     $      10.29     $      9.86
                          ===========     ===========     ============     ===========
 Class A--maximum sales
 charge.................           --           2.25%            4.00%           2.25%
                          -----------     -----------     ------------     -----------
 Class A--maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent).................  $        --     $      9.51     $      10.72     $     10.09
                          ===========     ===========     ============     ===========
Net Asset Value
 Class B--offering price
 per share*.............  $        --     $        --     $      10.29     $        --
                          ===========     ===========     ============     ===========
 Class Y--offering and
 redemption price per
 share..................  $     10.02     $      9.32     $      10.33     $      9.91
                          ===========     ===========     ============     ===========

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2000

                          International Stock    Value      Small Cap    Balanced
                                 Fund             Fund        Fund         Fund
                          ------------------- ------------ ----------- ------------
        ASSETS:
Investments, at value
 (Cost $108,692,832;
 $195,994,234;
 $36,924,174 and
 $178,216,430,
 respectively)..........     $116,987,623     $206,028,725 $37,678,995 $215,122,961
Foreign currency (Cost
$308,938)...............          308,938               --          --           --
Interest and dividends
receivable..............           92,481          109,523      63,130    1,421,189
Receivable for capital
shares issued...........            6,023           13,766          --           --
Receivable from brokers
for investments sold....        3,242,467          376,221          --      856,310
Reclaims receivable.....           72,972               --          --           --
Unrealized appreciation
on foreign currencies
contracts...............            9,285               --          --           --
Prepaid expenses and
other assets............            2,434            2,383         973        5,686
                             ------------     ------------ ----------- ------------
  Total Assets..........      120,722,223      206,530,618  37,743,098  217,406,146
                             ------------     ------------ ----------- ------------
      LIABILITIES:
Payable for capital
shares redeemed.........            3,063            2,000       2,000           --
Payable to brokers for
investments purchased...        4,970,110          585,114     187,010      344,988
Unrealized depreciation
on foreign currencies
contracts...............           63,186               --          --           --
Accrued expenses and
other payables:
 Investment advisory
 fees...................          105,888          142,627      32,146      130,667
 Administration fees....            3,094            5,419         970        5,718
 Distribution fees......            1,951            1,118         243        1,037
 Other..................           48,836           55,534      13,975       37,453
                             ------------     ------------ ----------- ------------
  Total Liabilities.....        5,196,128          791,812     236,344      519,863
                             ------------     ------------ ----------- ------------
      NET ASSETS:
Capital (no par value)..       86,784,395      172,729,101  35,576,687  156,864,391
Accumulated
 undistributed net
 investment income......           53,901               --          --       28,534
Accumulated
 undistributed net
 realized gains from
 investment
 transactions...........       20,413,161       22,975,214   1,175,246   23,086,827
Net unrealized
appreciation from
investments.............        8,294,791       10,034,491     754,821   36,906,531
Net unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....          (20,153)              --          --           --
                             ------------     ------------ ----------- ------------
  Net Assets............     $115,526,095     $205,738,806 $37,506,754 $216,886,283
                             ============     ============ =========== ============
Net Assets
 Class A................     $  4,362,394     $  1,355,005 $   330,421 $    258,578
 Class B................        1,201,752        1,018,064     214,267    1,191,723
 Class Y................      109,961,949      203,365,737  36,962,066  215,435,982
                             ------------     ------------ ----------- ------------
  Total.................     $115,526,095     $205,738,806 $37,506,754 $216,886,283
                             ============     ============ =========== ============
Outstanding units of
beneficial interest
(shares)
 Class A................          299,769          126,285      31,761       22,574
 Class B................           83,763           95,554      20,791      104,134
 Class Y................        7,538,004       18,940,297   3,548,202   18,801,345
                             ------------     ------------ ----------- ------------
  Total.................        7,921,536       19,162,136   3,600,754   18,928,053
                             ============     ============ =========== ============
Net Asset Value
 A Class--redemption
 price per share........     $      14.55     $      10.73 $     10.40 $      11.45
                             ============     ============ =========== ============
 A Class--maximum sales
 charge.................            5.25%            4.00%       5.25%        4.00%
                             ------------     ------------ ----------- ------------
 A Class--maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent).................     $      15.36     $      11.18 $     10.98 $      11.94
                             ============     ============ =========== ============
Net Asset Value
 B Class--offering price
 per share*.............     $      14.35     $      10.65 $     10.31 $      11.44
                             ============     ============ =========== ============
 Y Class--offering and
 redemption price per
 share..................     $      14.59     $      10.74 $     10.42 $      11.46
                             ============     ============ =========== ============

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2000

                                                                   Diversified
                           Growth Stock  Growth and    New Asia    Fixed Income
                               Fund      Income Fund  Growth Fund      Fund
                           ------------  -----------  -----------  ------------
Investment Income:
Interest income..........  $    169,499  $        --  $    58,456  $15,420,052
Dividend income..........     2,965,469    2,296,013      173,892      213,299
Foreign withholding tax..       (10,218)      (1,696)     (21,245)          --
                           ------------  -----------  -----------  -----------
  Total Income...........     3,124,750    2,294,317      211,103   15,633,351
                           ------------  -----------  -----------  -----------
Expenses:
Investment advisory fees.     4,158,713    1,654,881      240,044    1,409,335
Administration fees......     1,039,683      413,722       53,343      469,780
Distribution fees--Class
A........................       191,867       81,024       21,572       16,192
Distribution fees--Class
B........................       186,286      113,865        6,031       22,903
Accounting fees..........       147,583       66,148       16,313       79,659
Custodian fees...........        37,521       17,436      111,920       19,796
Transfer agent fees......       134,103       97,145       47,922       62,803
Legal and audit fees.....        46,731        8,565        2,484       19,595
Trustees' fees and
expenses.................        34,435       13,891        1,771       15,767
Registration and filing
fees.....................        20,901        2,189        2,469       14,760
Other....................        60,678       37,645        2,065       24,568
                           ------------  -----------  -----------  -----------
  Total expenses before
  voluntary fee
  reductions.............     6,058,501    2,506,511      505,934    2,155,158
  Expenses voluntarily
  reduced................      (335,843)    (136,757)     (27,717)    (457,087)
                           ------------  -----------  -----------  -----------
  Net Expenses...........     5,722,658    2,369,754      478,217    1,698,071
                           ------------  -----------  -----------  -----------
Net Investment Income
(Loss)...................    (2,597,908)     (75,437)    (267,114)  13,935,280
                           ------------  -----------  -----------  -----------
Realized/Unrealized Gains
(Losses) from
Investments:
Net realized gains
(losses) from investments
transactions.............   162,640,111   30,917,478    5,169,225   (8,091,523)
Net realized losses from
 foreign currency
 transactions............            --           --      (86,414)          --
Net change in unrealized
appreciation
(depreciation) from
investments..............    22,028,954   20,639,155   (1,407,741)   4,354,183
Net change in unrealized
 appreciation from assets
 and liabilities in
 foreign currencies......            --           --        1,718           --
                           ------------  -----------  -----------  -----------
Net realized/unrealized
gains (losses) from
investments..............   184,669,065   51,556,633    3,676,788   (3,737,340)
                           ------------  -----------  -----------  -----------
Change in net assets
resulting from
operations...............  $182,071,157  $51,481,196  $ 3,409,674  $10,197,940
                           ============  ===========  ===========  ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2000

                            Ultra    Short Intermediate                   Tax-Free
                            Short      U.S. Treasury     Tax-Free    Short Intermediate
                          Government     Securities     Securities       Securities
                           Fund (a)         Fund           Fund             Fund
                          ---------- ------------------ -----------  ------------------
Investment Income:
Interest income.........   $271,318      $1,672,625     $24,106,116      $2,007,512
Dividend income.........          5          19,505          61,247          21,130
                           --------      ----------     -----------      ----------
  Total Income..........    271,323       1,692,130      24,167,363       2,028,642
                           --------      ----------     -----------      ----------
Expenses:
Investment advisory
fees....................     15,720         148,865       2,564,786         223,997
Administration fees.....      7,860          59,546         854,932          89,599
Distribution fees--Class
A.......................         --           3,651          44,451           8,253
Distribution fees--Class
B.......................         --              --          29,650              --
Accounting fees.........      1,446          10,744         147,879          19,823
Custodian fees..........        690           5,532          36,799          13,574
Transfer agent fees.....      2,117          31,760          69,781          33,727
Legal and audit fees....      6,267           2,841          33,156           3,395
Amortization of offering
costs...................      2,347              --              --              --
Trustees' fees and
expenses................         33           2,217          29,816           3,409
Registration and filing
fees....................     12,939           1,137           6,765             479
Other...................      1,696           3,327          40,846           5,138
                           --------      ----------     -----------      ----------
  Total expenses before
  voluntary fee
  reductions............     51,115         269,620       3,858,861         401,394
  Expenses voluntarily
  reduced...............    (21,760)        (76,866)       (841,820)        (72,699)
  Expenses reimbursed...    (13,592)             --              --              --
                           --------      ----------     -----------      ----------
  Net Expenses..........     15,763         192,754       3,017,041         328,695
                           --------      ----------     -----------      ----------
Net Investment Income...    255,560       1,499,376      21,150,322       1,699,947
                           --------      ----------     -----------      ----------
Realized/Unrealized
Gains (Losses) From
Investments:
Net realized losses on
investment transactions.        (26)       (390,264)     (2,960,896)       (299,682)
Net change in unrealized
 appreciation
 (depreciation) from
 investments............     31,909         111,397      (2,811,306)         75,069
                           --------      ----------     -----------      ----------
Net realized/unrealized
gains (losses) from
investments.............     31,883        (278,867)     (5,772,202)       (224,613)
                           --------      ----------     -----------      ----------
Change in net assets
resulting from
operations..............   $287,443      $1,220,509     $15,378,120      $1,475,334
                           ========      ==========     ===========      ==========

--------
(a) For the period June 1, 2000 (commencement of operations) to July 31, 2000.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2000

                          International Stock    Value      Small Cap    Balanced
                                 Fund             Fund         Fund        Fund
                          ------------------- ------------  ----------  -----------
Investment Income:
Interest income.........      $   227,337     $      9,776  $      145  $ 4,322,278
Dividend income.........          950,896        3,106,834     697,583    1,373,329
Foreign withholding tax.          (94,901)         (15,485)         --       (1,094)
                              -----------     ------------  ----------  -----------
  Total Income..........        1,083,332        3,101,125     697,728    5,694,513
                              -----------     ------------  ----------  -----------
Expenses:
Investment advisory
fees....................        1,238,065        1,441,169     397,625    1,622,612
Administration fees.....          225,104          360,294      72,296      405,655
Distribution fees--Class
A.......................           22,153            4,555       1,226        1,305
Distribution fees--Class
B.......................            4,876            7,112       1,391        6,367
Accounting fees.........           50,290           58,487      16,153       70,849
Custodian fees..........          164,603           20,007       7,657       17,933
Transfer agent fees.....           46,536           51,140      51,101       46,189
Legal and audit fees....           10,996           16,337       3,909       27,599
Trustees' fees and
expenses................            7,202           10,759       2,457       10,776
Registration and filing
fees....................           30,583            2,648       3,249       48,389
Other...................           16,314           17,750       5,286       24,199
                              -----------     ------------  ----------  -----------
  Total expenses before
  voluntary fee
  reductions............        1,816,722        1,990,258     562,350    2,281,873
  Expenses voluntarily
  reduced...............         (172,340)         (75,096)    (51,424)    (284,825)
                              -----------     ------------  ----------  -----------
  Net Expenses..........        1,644,382        1,915,162     510,926    1,997,048
                              -----------     ------------  ----------  -----------
Net Investment Income
(Loss)..................         (561,050)       1,185,963     186,802    3,697,465
                              -----------     ------------  ----------  -----------
Realized/Unrealized
Gains (Losses) From
Investments:
Net realized gains on
investment transactions.       24,776,357       24,864,825   1,187,024   24,447,708
Net realized losses from
 foreign currency
 transactions...........       (1,157,659)              --          --           --
Net change in unrealized
appreciation
(depreciation) from
investments.............       (1,432,695)     (16,332,763)   (177,206)   7,675,167
Net change in unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....          (39,423)              --          --           --
                              -----------     ------------  ----------  -----------
Net realized/unrealized
gains from investments..       22,146,580        8,532,062   1,009,818   32,122,875
                              -----------     ------------  ----------  -----------
Change in net assets
resulting from
operations..............      $21,585,530     $  9,718,025  $1,196,620  $35,820,340
                              ===========     ============  ==========  ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                               Growth Stock Fund          Growth and Income Fund         New Asia Growth Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended          Ended          Ended
                          July 31, 2000  July 31, 1999  July 31, 2000  July 31, 1999  July 31, 2000  July 31, 1999
                          -------------  -------------  -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $  (2,597,908) $  (1,363,589) $    (75,437)  $    197,001   $   (267,114)  $    (58,716)
 Net realized gains from
  investment
  transactions..........    162,640,111     82,863,384    30,917,478     22,746,316      5,169,225      1,126,605
 Net realized losses
  from foreign currency
  transactions..........             --             --            --             --        (86,414)       (87,320)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     22,028,954    (15,713,446)   20,639,155        742,543     (1,407,741)     7,250,165
 Net change in
  unrealized
  appreciation from
  translation of assets
  and liabilities in
  foreign currencies....             --             --            --             --          1,718            804
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 resulting from
 operations.............    182,071,157     65,786,349    51,481,196     23,685,860      3,409,674      8,231,538
                          -------------  -------------  ------------   ------------   ------------   ------------
Distributions to Class A
 Shareholders:
 In excess of net
  investment income.....             --             --            --         (1,866)            --         (5,526)
 From net realized
  gains.................     (5,216,683)    (2,467,584)   (1,304,353)      (950,873)            --             --
Distributions to Class B
 Shareholders:
 In excess of net
  investment income.....             --             --            --             --             --            (28)
 From net realized
  gains.................     (3,302,902)      (378,014)   (1,288,955)      (397,782)            --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................             --             --            --       (248,888)            --             --
 In excess of net
  investment income.....             --             --      (116,423)            --             --        (84,417)
 From net realized
  gains.................   (101,861,172)   (61,334,551)  (21,833,893)   (19,162,674)            --             --
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (110,380,757)   (64,180,149)  (24,543,624)   (20,762,083)            --        (89,971)
                          -------------  -------------  ------------   ------------   ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................    127,607,840     79,661,804    74,409,058     60,203,498     18,492,188      5,848,670
 Dividends reinvested...     99,345,989     56,213,864    18,970,376     15,438,529             --         30,017
 Cost of shares
  redeemed..............   (144,462,148)  (118,131,204)  (66,332,251)   (76,436,728)   (11,279,372)   (11,625,483)
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 from share
 transactions...........     82,491,681     17,744,464    27,047,183       (794,701)     7,212,816     (5,746,796)
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets....    154,182,081     19,350,664    53,984,755      2,129,076     10,622,490      2,394,771
Net Assets:
 Beginning of period....    409,703,605    390,352,941   175,748,487    173,619,411     18,644,216     16,249,445
                          -------------  -------------  ------------   ------------   ------------   ------------
 End of period..........  $ 563,885,686  $ 409,703,605  $229,733,242   $175,748,487   $ 29,266,706   $ 18,644,216
                          =============  =============  ============   ============   ============   ============
Share Transactions:
 Issued.................      6,626,955      4,701,265     3,700,508      3,342,327      1,411,844        754,122
 Reinvested.............      5,779,688      3,615,888       999,624        888,924             --          4,058
 Redeemed...............     (7,422,913)    (6,900,492)   (3,245,815)    (4,190,172)      (841,465)    (1,549,662)
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in shares........      4,983,730      1,416,661     1,454,317         41,079        570,379       (791,482)
                          =============  =============  ============   ============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                                             Short Intermediate
                               Diversified Fixed          Ultra Short           U.S. Treasury
                                  Income Fund           Government Fund        Securities Fund
                          ----------------------------  ---------------- ----------------------------
                          For the Year   For the Year       For the         For the        For the
                              Ended          Ended        Period Ended    Year Ended     Year Ended
                          July 31, 2000  July 31, 1999  July 31, 2000(a) July 31, 2000  July 31, 1999
                          -------------  -------------  ---------------- -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income..  $ 13,935,280   $  9,866,907     $   255,560    $  1,499,376   $  1,390,538
 Net realized gains
  (losses) from
  investment
  transactions..........    (8,091,523)     2,246,080             (26)       (390,264)       204,739
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     4,354,183    (11,060,792)         31,909         111,397       (790,628)
                          ------------   ------------     -----------    ------------   ------------
Change in net assets
 resulting from
 operations.............    10,197,940      1,052,195         287,443       1,220,509        804,649
                          ------------   ------------     -----------    ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (123,121)      (114,707)             --         (23,276)       (32,280)
 From net realized
  gains.................            --        (20,918)             --          (1,824)        (3,262)
 In excess of net
  realized gains........            --           (552)             --            (105)            --
Distributions to Class B
 Shareholders:
 From net investment
  income................      (113,327)       (42,422)             --              --             --
 From net realized
  gains.................            --         (3,067)             --              --             --
 In excess of net
  realized gains........            --         (2,179)             --              --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................   (13,698,833)    (9,709,748)       (255,560)     (1,476,100)    (1,358,257)
 In excess of net
  investment income.....           (29)            --              --              --             --
 From net realized
  gains.................            --     (1,156,463)             --        (110,546)      (102,224)
 In excess of net
  realized gains........            --       (450,857)             --          (6,347)            --
                          ------------   ------------     -----------    ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (13,935,310)   (11,500,913)       (255,560)     (1,618,198)    (1,496,023)
                          ------------   ------------     -----------    ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................   135,146,720    106,729,331      47,732,316      20,306,930     68,454,032
 Proceeds from shares
  issued in connection
  with merger...........     6,342,651             --              --              --             --
 Dividends reinvested...       626,216      1,600,063         104,537         302,551        200,292
 Cost of shares
  redeemed..............   (92,916,180)   (54,804,327)       (385,502)    (21,306,391)   (59,533,349)
                          ------------   ------------     -----------    ------------   ------------
Change in net assets
 from share
 transactions...........    49,199,407     53,525,067      47,451,351        (696,910)     9,120,975
                          ------------   ------------     -----------    ------------   ------------
Change in net assets....    45,462,037     43,076,349      47,483,234      (1,094,599)     8,429,601
Net Assets:
 Beginning of period....   203,718,596    160,642,247              --      33,926,725     25,497,124
                          ------------   ------------     -----------    ------------   ------------
 End of period..........  $249,180,633   $203,718,596     $47,483,234    $ 32,832,126   $ 33,926,725
                          ============   ============     ===========    ============   ============
Share Transactions:
 Issued.................    13,119,766      9,706,969       4,764,530       2,181,452      7,100,890
 Shares issued in
  connection with
  merger................       617,695             --              --              --             --
 Reinvested.............        61,321        142,571          10,428          32,442         20,441
 Redeemed...............    (9,051,443)    (4,964,716)        (38,463)     (2,284,481)    (6,167,907)
                          ------------   ------------     -----------    ------------   ------------
Change in shares........     4,747,339      4,884,824       4,736,495         (70,587)       953,424
                          ============   ============     ===========    ============   ============

--------
(a) For the period June 1, 2000 (commencement of operations) to July 31, 2000.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                        Tax-Free Short Intermediate           International
                           Tax-Free Securities Fund           Securities Fund                   Stock Fund
                          ----------------------------  ----------------------------  -------------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year    For the Period
                              Ended          Ended          Ended          Ended          Ended           Ended
                          July 31, 2000  July 31, 1999  July 31, 2000  July 31, 1999  July 31, 2000  July 31, 1999(a)
                          -------------  -------------  -------------  -------------  -------------  ----------------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $ 21,150,322   $ 19,869,140   $  1,699,947   $  1,803,223   $   (561,050)    $     13,174
 Net realized gains
  (losses) from
  investment
  transactions..........    (2,960,896)     3,256,132       (299,682)       244,995     24,776,357        1,940,303
 Net realized losses on
  foreign currency
  transactions..........            --             --             --             --     (1,157,659)        (891,276)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    (2,811,306)   (13,559,504)        75,069       (772,971)    (1,432,695)       9,727,486
 Net change in
  unrealized
  appreciation
  (depreciation) from
  translation of asset
  and liabilities on
  foreign currencies....            --             --             --             --        (39,423)          19,270
                          ------------   ------------   ------------   ------------   ------------     ------------
Change in net assets
 resulting from
 operations.............    15,378,120      9,565,768      1,475,334      1,275,247     21,585,530       10,808,957
                          ------------   ------------   ------------   ------------   ------------     ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (279,231)      (186,445)       (39,251)       (25,726)            --               --
 From net realized
  gains.................       (25,824)       (37,066)        (4,378)        (4,014)       (91,106)              --
Distributions to Class B
 Shareholders:
 From net investment
  income................      (117,686)       (23,437)            --             --             --               --
 From net realized
  gains.................       (15,328)        (4,359)            --             --         (7,776)              --
Distributions to Class Y
 Shareholders:
 From net investment
  income................   (20,753,402)   (19,659,258)    (1,660,746)    (1,777,447)            --               --
 In excess of net
  investment income.....            --             (3)            --             --             --               --
 From net realized
  gains.................    (1,920,393)    (3,625,235)      (219,099)      (217,551)    (3,558,270)              --
                          ------------   ------------   ------------   ------------   ------------     ------------
Change in net assets
 from shareholder
 distributions..........   (23,111,864)   (23,535,803)    (1,923,474)    (2,024,738)    (3,657,152)              --
                          ------------   ------------   ------------   ------------   ------------     ------------
Capital Transactions:
 Proceeds from shares
  issued................    69,794,487     65,647,809      6,511,755     16,829,321     43,310,580       90,175,926
 Dividends reinvested...     2,248,401      3,775,212        270,535        253,126      3,217,535               --
 Cost of shares
  redeemed..............   (52,594,042)   (44,749,973)   (12,052,213)   (20,449,042)   (30,549,986)     (19,365,295)
                          ------------   ------------   ------------   ------------   ------------     ------------
Change in net assets
 from share
 transactions...........    19,448,846     24,673,048     (5,269,923)    (3,366,595)    15,978,129       70,810,631
                          ------------   ------------   ------------   ------------   ------------     ------------
Change in net assets....    11,715,102     10,703,013     (5,718,063)    (4,116,086)    33,906,507       81,619,588
Net Assets:
 Beginning of period....   430,572,799    419,869,786     48,546,630     52,662,716     81,619,588               --
                          ------------   ------------   ------------   ------------   ------------     ------------
 End of period..........  $442,287,901   $430,572,799   $ 42,828,567   $ 48,546,630   $115,526,095     $ 81,619,588
                          ============   ============   ============   ============   ============     ============
Share Transactions:
 Issued.................     6,860,803      6,052,527        662,643      1,649,904      2,906,511        8,628,110
 Reinvested.............       221,380        344,359         27,471         24,744        212,108               --
 Redeemed...............    (5,170,856)    (4,103,936)    (1,224,407)    (2,008,506)    (2,007,414)      (1,817,779)
                          ------------   ------------   ------------   ------------   ------------     ------------
Change in shares........     1,911,327      2,292,950       (534,293)      (333,858)     1,111,205        6,810,331
                          ============   ============   ============   ============   ============     ============

--------
(a)  For the period December 2, 1998 (commencement of operations) to July 31,
     2000.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                    Value Fund                    Small Cap Fund                  Balanced Fund
                          ------------------------------- ------------------------------- -------------------------------
                          For the Year    For the Period  For the Year    For the Period  For the Year    For the Period
                              Ended           Ended           Ended           Ended           Ended           Ended
                          July 31, 2000  July 31, 1999(a) July 31, 2000  July 31, 1999(b) July 31, 2000  July 31, 1999(c)
                          -------------  ---------------- -------------  ---------------- -------------  ----------------
From Investment
 Activities:
Operations:
 Net investment income..  $  1,185,963     $    155,149   $    186,802     $     15,860   $  3,697,465     $    361,822
 Net realized gains
  (losses) from
  investment
  transactions..........    24,864,825        3,531,933      1,187,024        1,219,833     24,447,708         (787,032)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   (16,332,763)       2,386,111       (177,206)         932,027      7,675,167       (4,066,973)
                          ------------     ------------   ------------     ------------   ------------     ------------
Change in net assets
 resulting from
 operations.............     9,718,025        6,073,193      1,196,620        2,167,720     35,820,340       (4,492,183)
                          ------------     ------------   ------------     ------------   ------------     ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................        (3,515)              --           (656)              --         (2,914)             (63)
 In excess of net
  investment income.....           (56)            (112)           (23)              (4)            --              (28)
 From net realized
  gains.................        (5,029)          (6,934)        (4,224)              --           (336)              --
Distributions to Class B
 Shareholders:
 From net investment
  income................          (120)              --            (31)              --         (6,151)            (105)
 In excess of net
  investment income.....            (2)             (55)            (1)              (1)            --             (121)
 From net realized
  gains.................        (7,634)         (15,151)        (4,623)              --         (1,423)              --
 In excess of net
  realized gains........            --           (2,874)            --               --             --               --
Distributions to Class Y
 Shareholders:
 From net investment
  income................    (1,182,327)        (156,027)      (189,826)         (15,898)    (3,731,507)        (297,630)
 In excess of net
  investment income.....       (18,873)         (26,982)        (6,757)              --             --               --
 From net realized
  gains.................    (2,167,521)      (3,172,871)    (1,215,940)              --       (552,979)              --
                          ------------     ------------   ------------     ------------   ------------     ------------
Change in net assets
 from shareholder
 distributions..........    (3,385,077)      (3,381,006)    (1,422,081)         (15,903)    (4,295,310)        (297,947)
                          ------------     ------------   ------------     ------------   ------------     ------------
Capital Transactions:
 Proceeds from shares
  issued................    98,235,654       86,349,838     24,787,490       46,913,248      3,735,458          464,446
 Proceeds from shares
  issued in conjunction
  with common trust fund
  conversion............    87,055,807               --             --               --             --      189,111,744
 Dividends reinvested...     1,506,322        1,711,580        591,003               34        563,792              317
 Cost of shares
  redeemed..............   (63,506,140)     (14,639,390)   (19,633,507)     (17,077,870)    (3,387,174)        (337,200)
                          ------------     ------------   ------------     ------------   ------------     ------------
Change in net assets
 from share
 transactions...........   123,291,643       73,422,028      5,744,986       29,835,412        912,076      189,239,307
                          ------------     ------------   ------------     ------------   ------------     ------------
Change in net assets....   129,624,591       76,114,215      5,519,525       31,987,229     32,437,106      184,449,177
Net Assets:
 Beginning of period....    76,114,215               --     31,987,229               --    184,449,177               --
                          ------------     ------------   ------------     ------------   ------------     ------------
 End of period..........  $205,738,806     $ 76,114,215   $ 37,506,754     $ 31,987,229   $216,886,283     $184,449,177
                          ============     ============   ============     ============   ============     ============
Share Transactions:
 Issued.................     9,319,656        8,571,030      2,496,412        4,784,633        347,165           45,945
 Shares issued in
  conjunction with
  common trust fund
  conversion............     8,386,879               --             --               --             --       18,826,632
 Reinvested.............       149,845          161,323         62,901                3         52,874               32
 Redeemed...............    (6,030,049)      (1,396,548)    (1,955,814)      (1,787,381)      (311,209)         (33,386)
                          ------------     ------------   ------------     ------------   ------------     ------------
Change in shares........    11,826,331        7,335,805        603,499        2,997,255         88,830       18,839,223
                          ============     ============   ============     ============   ============     ============

--------
(a)  For the period December 3, 1998 (commencement of operations) to July 31,
     2000.
(b)  For the period December 3, 1998 (commencement of operations) to July 31,
     2000.
(c)  For the period June 21, 1999 (commencement of operations) to July 31,
     2000.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks (93.9%)
 Beverages (2.4%)
    290,944 PepsiCo, Inc. .......................................   $ 13,328,872
                                                                    ------------
 Business Equipment & Services (1.7%)
    213,097 Paychex, Inc. .......................................      9,749,188
                                                                    ------------
 Computers & Peripherals (14.7%)
    134,760 Apple Computer, Inc. (b).............................      6,847,493
    195,124 Cisco Systems, Inc. (b)..............................     12,768,426
     77,920 EMC Corp. (b)........................................      6,632,940
    158,410 Gateway, Inc. (b)....................................      8,742,252
     80,280 Network Appliance, Inc. (b)..........................      6,919,133
    191,720 Safeguard Scientifics, Inc. (b)......................      5,955,303
     83,720 SanDisk Corp. (b)....................................      5,337,150
    106,130 Seagate Technology, Inc. (b).........................      5,379,464
    141,442 Sun Microsystems, Inc. (b)...........................     14,913,290
    123,440 Symbol Technologies, Inc. ...........................      4,922,170
     41,120 Veritas Software Corp. (b)...........................      4,191,670
                                                                    ------------
                                                                      82,609,291
                                                                    ------------
 Consumer Durable (1.3%)
    160,160 Harley-Davidson, Inc. ...............................      7,187,180
                                                                    ------------
 Cosmetics/Personal Care (1.2%)
    229,150 Gillette Co. ........................................      6,688,316
                                                                    ------------
 Electrical Equipment (4.1%)
    453,843 General Electric Co. ................................     23,344,549
                                                                    ------------
 Electronic Components/Instruments (1.1%)
    107,440 Texas Instruments, Inc. .............................      6,305,385
                                                                    ------------
 Entertainment (2.5%)
    110,810 Time Warner, Inc. ...................................      8,497,742
    143,070 Walt Disney Co. .....................................      5,535,021
                                                                    ------------
                                                                      14,032,763
                                                                    ------------
 Environmental Services (1.3%)
    436,270 Republic Services, Inc. (b)..........................      7,307,523
                                                                    ------------
 Financial Services (5.9%)
    215,730 Charles Schwab Corp. ................................      7,793,246
    128,610 Morgan Stanley Dean Witter & Co. ....................     11,735,663
     87,910 Stilwell Financial, Inc. (b).........................      3,873,534
    235,270 Wells Fargo & Co. ...................................      9,719,592
                                                                    ------------
                                                                      33,122,035
                                                                    ------------
 Medical Instruments (1.8%)
    198,820 Medtronic, Inc. .....................................     10,152,246
                                                                    ------------
 Medical--Biotechnology (1.2%)
     79,180 PE Biosystems Group..................................      6,903,506
                                                                    ------------
 Multi-Industry (2.2%)
     53,230 Corning, Inc. .......................................     12,452,493
                                                                    ------------
 Oil & Gas--Exploration & Production Services (1.6%)
    153,060 Coastal Corp. .......................................      8,839,215
                                                                    ------------

   Shares                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Pharmaceuticals (14.1%)
     85,550 Biogen, Inc. (b).....................................   $  4,534,150
    115,280 Johnson & Johnson, Inc. .............................     10,728,245
    141,172 Lilly (Eli) & Co. ...................................     14,664,242
     83,090 MedImmune, Inc. (b)..................................      4,943,855
    191,680 Merck & Co., Inc. ...................................     13,741,060
    379,362 Pfizer, Inc. ........................................     16,359,986
    341,450 Schering-Plough Corp. ...............................     14,746,372
                                                                    ------------
                                                                      79,717,910
                                                                    ------------
 Restaurants (2.3%)
    302,550 Jack in the Box, Inc. (b)............................      6,485,916
    168,450 Starbucks Corp. (b)..................................      6,316,875
                                                                    ------------
                                                                      12,802,791
                                                                    ------------
 Retail (4.9%)
    126,277 Gap, Inc. ...........................................      4,522,295
    135,030 Pacific Sunwear of California, Inc. (b)..............      2,042,329
    250,360 Wal-Mart Stores, Inc. ...............................     13,754,152
    240,080 Walgreen Co. ........................................      7,487,495
                                                                    ------------
                                                                      27,806,271
                                                                    ------------
 Retail--Food Chain (2.4%)
    304,910 Safeway, Inc. (b)....................................     13,740,007
                                                                    ------------
 Retail--General Merchandise (1.1%)
    115,995 Home Depot, Inc. ....................................      6,002,741
                                                                    ------------
 Semiconductors (7.7%)
    181,470 Applied Materials, Inc. (b)..........................     13,769,036
    373,900 Intel Corp. .........................................     24,957,825
     74,570 Teradyne, Inc. (b)...................................      4,725,874
                                                                    ------------
                                                                      43,452,735
                                                                    ------------
 Software & Computer Services (10.2%)
     99,920 Adobe Systems, Inc. (b)..............................     11,440,840
     48,260 Check Point Software Technologies Ltd. (b)...........      5,598,160
     68,240 Macromedia, Inc. (b).................................      5,220,360
    250,550 Microsoft Corp. (b)..................................     17,491,522
      3,153 Opus360 Corp. (b)....................................         11,036
    141,970 Oracle Corp. (b).....................................     10,674,369
     49,410 Siebel Systems, Inc. (b).............................      7,164,450
                                                                    ------------
                                                                      57,600,737
                                                                    ------------
 Telecommunications (2.7%)
    121,990 Copper Mountain Networks, Inc. (b)...................      9,620,055
    282,928 Pac-West Telecomm, Inc. (b)..........................      5,410,998
                                                                    ------------
                                                                      15,031,053
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Telecommunications--Services and Equipment (5.5%)
    102,360 Nokia Corp., ADR.....................................   $  4,535,828
    149,900 Nortel Networks Corp. ...............................     11,148,812
    231,040 Palm, Inc. (b).......................................      9,010,560
    178,260 Powerwave Technologies, Inc. (b).....................      6,183,394
                                                                    ------------
                                                                      30,878,594
                                                                    ------------
  Total Common Stocks (Cost $410,585,099)                            529,055,401
                                                                    ------------
 Depositary Receipts (3.6%)
     80,970 S&P 500 Depositary Receipt...........................     11,573,649
     97,680 S&P Mid Cap 400 Depositary Receipts..................      8,791,200
                                                                    ------------
  Total Depositary Receipts (Cost $20,842,770)                        20,364,849
                                                                    ------------

   Shares                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Investment Companies (2.4%)
 13,814,741 The One Group Prime Money Market Fund (I Shares).....   $ 13,814,741
                                                                    ------------
  Total Investment Companies (Cost $13,814,741)                       13,814,741
                                                                    ------------
  Total Investments (Cost $445,242,610) (a)--99.9%                   563,234,991
  Other assets in excess of liabilities--0.1%                            650,695
                                                                    ------------
  Total Net Assets--100.0%                                          $563,885,686
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $11,332. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $146,651,931
   Unrealized depreciation.   (28,670,882)
                             ------------
   Net unrealized
    appreciation...........  $117,981,049
                             ============

(b) Non-income producing security.
ADR--American Depositary Receipt
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (95.7%)
 Airlines (0.5%)
    53,380 Southwest Airlines Co. ...............................   $  1,261,103
                                                                    ------------
 Automotive (0.8%)
    40,420 Ford Motor Co. .......................................      1,882,056
                                                                    ------------
 Banks (2.8%)
    31,109 Bank of America Corp. ................................      1,473,789
    64,335 Chase Manhattan Corp. ................................      3,196,645
    47,060 FleetBoston Financial Corp. ..........................      1,685,336
                                                                    ------------
                                                                       6,355,770
                                                                    ------------
 Beverages (2.2%)
    22,440 Anheuser Busch Cos., Inc. ............................      1,806,420
    68,475 PepsiCo, Inc. ........................................      3,137,011
                                                                    ------------
                                                                       4,943,431
                                                                    ------------
 Business Equipment & Services (2.9%)
    93,490 Deluxe Corp. .........................................      2,010,035
    65,575 Paychex, Inc. ........................................      3,000,056
    44,520 Pitney Bowes, Inc. ...................................      1,541,505
                                                                    ------------
                                                                       6,551,596
                                                                    ------------
 Computers & Peripherals (11.5%)
   165,800 Cisco Systems, Inc. (b)...............................     10,849,538
    90,920 EMC Corp. (b).........................................      7,739,565
    56,660 Sun Microsystems, Inc. (b)............................      5,974,089
    49,800 Symbol Technologies, Inc. ............................      1,985,775
                                                                    ------------
                                                                      26,548,967
                                                                    ------------
 Consumer Goods & Services (0.9%)
    20,080 Clorox Co. ...........................................        829,555
    22,870 Procter & Gamble Co. .................................      1,300,731
                                                                    ------------
                                                                       2,130,286
                                                                    ------------
 Diversified Operations (2.4%)
   101,320 Tyco International Ltd. ..............................      5,420,620
                                                                    ------------
 Electrical Equipment (4.3%)
    75,750 General Electric Co. .................................      3,896,390
    43,160 KLA-Tencor Corp. (b)..................................      2,298,270
    89,800 Solectron Corp. (b)...................................      3,620,063
                                                                    ------------
                                                                       9,814,723
                                                                    ------------
 Electronic Components/Instruments (5.0%)
    60,870 American Power Conversion Corp. (b)...................      1,548,381
    73,380 Motorola, Inc. .......................................      2,426,126
    50,990 Sanmina Corp. (b).....................................      4,735,696
    92,190 Vishay Intertechnology, Inc. (b)......................      2,852,128
                                                                    ------------
                                                                      11,562,331
                                                                    ------------
 Entertainment (0.6%)
    18,580 Time Warner, Inc. ....................................      1,424,854
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Financial Services (9.5%)
    70,505 Alliance Capital Management Holding L.P. .............   $  3,362,207
    67,280 Capital One Financial Corp. ..........................      3,944,290
    60,510 Charles Schwab Corp. .................................      2,185,924
    67,740 Morgan Stanley Dean Witter & Co. .....................      6,181,276
   138,000 Stilwell Financial, Inc. (b)..........................      6,080,625
                                                                    ------------
                                                                      21,754,322
                                                                    ------------
 Insurance (2.8%)
    50,655 American International Group, Inc. ...................      4,441,810
    16,070 Marsh & McLennan Cos., Inc. ..........................      1,960,540
                                                                    ------------
                                                                       6,402,350
                                                                    ------------
 Leisure--Recreation, Gaming (0.5%)
    65,650 Carnival Corp. .......................................      1,226,834
                                                                    ------------
 Medical Supplies (0.6%)
    17,920 Baxter International, Inc. ...........................      1,393,280
                                                                    ------------
 Medical--Biotechnology (2.9%)
    48,310 Amgen, Inc. ..........................................      3,137,131
    41,580 PE Biosystems Group...................................      3,625,256
                                                                    ------------
                                                                       6,762,387
                                                                    ------------
 Multi-Industry (2.2%)
    21,260 Corning, Inc. ........................................      4,973,511
                                                                    ------------
 Oil & Gas--Exploration & Production Services (2.4%)
    35,980 Exxon Mobil Corp. ....................................      2,878,399
    18,840 Schlumberger Ltd. ....................................      1,392,983
    53,970 Ultramar Diamond Shamrock Corp. ......................      1,234,564
                                                                    ------------
                                                                       5,505,946
                                                                    ------------
 Pharmaceuticals (7.3%)
    23,010 Bristol-Myers Squibb Co. .............................      1,141,871
    68,480 Elan Corp., PLC, ADR (b)..............................      3,659,399
    13,390 Johnson & Johnson, Inc. ..............................      1,246,107
    27,730 Lilly (Eli) & Co. ....................................      2,880,454
    25,710 Merck & Co., Inc. ....................................      1,843,086
    57,526 Pfizer, Inc. .........................................      2,480,809
    79,190 Schering-Plough Corp. ................................      3,420,018
                                                                    ------------
                                                                      16,671,744
                                                                    ------------
 Publishing (1.2%)
    47,300 McGraw-Hill Cos., Inc. ...............................      2,811,394
                                                                    ------------
 Real Estate (1.5%)
    60,000 Franchise Finance Corp. of America....................      1,440,000
   100,000 Healthcare Realty Trust, Inc. ........................      1,987,500
                                                                    ------------
                                                                       3,427,500
                                                                    ------------
 Restaurants (1.3%)
    30,430 McDonald's Corp. .....................................        958,545
    51,448 Starbucks Corp. (b)...................................      1,929,300
                                                                    ------------
                                                                       2,887,845
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Retail (5.5%)
    56,260 Gap, Inc. ............................................   $  2,014,811
    24,240 Kohl's Corp. (b)......................................      1,375,620
    55,720 Lowe's Cos., Inc. ....................................      2,350,688
    78,900 Pacific Sunwear of California, Inc. (b)...............      1,193,363
   102,860 Wal-Mart Stores, Inc. ................................      5,650,871
                                                                    ------------
                                                                      12,585,353
                                                                    ------------
 Retail--Food Chain (1.2%)
    59,190 Safeway, Inc. (b).....................................      2,667,249
                                                                    ------------
 Retail--General Merchandise (1.2%)
    86,180 Costco Companies, Inc. ...............................      2,806,236
                                                                    ------------
 Savings & Loans (0.7%)
    47,793 Washington Mutual, Inc. ..............................      1,535,350
                                                                    ------------
 Semiconductors (5.8%)
    31,960 Applied Materials, Inc. (b)...........................      2,424,965
    50,810 Teradyne, Inc. (b)....................................      3,220,084
   112,520 Texas Instruments, Inc. ..............................      6,603,517
    15,030 Xilinx, Inc. (b)......................................      1,128,189
                                                                    ------------
                                                                      13,376,756
                                                                    ------------
 Software & Computer Services (5.2%)
    39,460 America Online, Inc. (b)..............................      2,103,711
    51,990 BMC Software, Inc. (b)................................        981,311
    32,600 Computer Associates International, Inc. ..............        808,888
   117,970 Compuware Corp. (b)...................................        943,760
    38,580 Lernout & Hauspie Speech Products N.V. (b)............      1,200,803
    40,890 Microsoft Corp. (b)...................................      2,854,633
    41,250 Oracle Corp. (b)......................................      3,101,485
                                                                    ------------
                                                                      11,994,590
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Telecommunications--Services and Equipment (5.5%)
   124,120 Nortel Networks Corp. ................................   $  9,231,425
    53,500 Tellabs, Inc. (b).....................................      3,477,500
                                                                    ------------
                                                                      12,708,925
                                                                    ------------
 Transportation (0.5%)
    37,250 USFreightways Corp. ..................................      1,033,688
                                                                    ------------
 Utilities--Telecommunications (4.0%)
    79,470 ALLTEL Corp. .........................................      4,897,339
    20,496 Verizon Communications................................        963,312
    87,460 WorldCom, Inc. (b)....................................      3,416,406
                                                                    ------------
                                                                       9,277,057
                                                                    ------------
  Total Common Stocks (Cost $161,103,011)                            219,698,054
                                                                    ------------
 Depositary Receipts (2.2%)
    35,860 S&P 500 Depositary Receipt............................      5,125,739
                                                                    ------------
  Total Depositary Receipts (Cost $5,106,519)                          5,125,739
                                                                    ------------
 Investment Companies (1.8%)
 4,198,166 The One Group Prime Money Market Fund (I Shares)......      4,198,166
                                                                    ------------
  Total Investment Companies (Cost $4,198,166)                         4,198,166
                                                                    ------------
  Total Investments (Cost $170,407,696)
   (a)--99.7%                                                        229,021,959
  Other assets in excess of liabilities--0.3%                            711,283
                                                                    ------------
  Total Net Assets--100.0%                                          $229,733,242
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,185. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $ 76,076,568
   Unrealized
   depreciation...........  (17,468,490)
                           ------------
   Net unrealized
   appreciation........... $ 58,608,078
                           ============

(b)  Non-income producing security.
ADR--American Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

                                                                       Market
  Shares                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (92.9%)
 Hong Kong (36.3%)
 Banks (7.1%)
    68,000 Dao Heng Bank Group Ltd. ..............................   $   310,430
   135,200 HSBC Holdings PLC......................................     1,777,072
                                                                     -----------
                                                                       2,087,502
                                                                     -----------
 Containers & Packaging (1.1%)
   374,000 Cosco Pacific Ltd. ....................................       333,320
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (6.2%)
   129,300 Hutchison Whampoa Ltd. ................................     1,807,295
                                                                     -----------
 Electronic Components/Instruments (0.3%)
     8,900 ASAT Holdings Ltd., ADR (b)............................        75,650
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.0%)
 1,264,000 PetroChina Co. Ltd. (b)................................       288,517
                                                                     -----------
 Publishing (1.9%)
   800,000 South China Morning Post (Holding) Ltd.................       564,231
                                                                     -----------
 Real Estate (2.4%)
    60,000 Cheung Kong Holdings Ltd. .............................       707,854
                                                                     -----------
 Retail (2.2%)
   450,000 Giordano International Ltd. ...........................       637,645
                                                                     -----------
 Telecommunications (7.6%)
    85,000 Asia Satellite Telecommunications Holdings Ltd. .......       280,128
   174,000 China Mobile Ltd. (b)..................................     1,388,970
   238,000 China Unicom Ltd. (b)..................................       553,934
                                                                     -----------
                                                                       2,223,032
                                                                     -----------
 Television (2.4%)
   130,000 Television Broadcasts Ltd. ............................       703,494
                                                                     -----------
 Textile/Apparel (4.1%)
   240,000 Li & Fung Ltd..........................................     1,194,118
                                                                     -----------
                                                                      10,622,658
                                                                     -----------
 Malaysia (2.8%)
 Insurance (1.0%)
   110,000 MAA Holdings Berhad....................................       289,482
                                                                     -----------
 Publishing (1.0%)
   114,000 New Straits Times Press Berhad.........................       298,509
                                                                     -----------
 Telecommunications (0.8%)
   144,000 Digi.com Berhad (b)....................................       231,164
                                                                     -----------
                                                                         819,155
                                                                     -----------
 Singapore (15.0%)
 Banking (1.0%)
    72,000 Overseas Union Bank Ltd. ..............................       303,127
                                                                     -----------
 Banks (2.5%)
    61,000 DBS Group Holdings Ltd. ...............................       735,269
                                                                     -----------

                                                                       Market
  Shares                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Electrical & Electronic (3.3%)
   154,000 JIT Holdings Ltd. .....................................   $   275,329
    59,000 Venture Manufacturing Ltd. ............................       673,732
                                                                     -----------
                                                                         949,061
                                                                     -----------
 Manufacturing--Consumer Goods (2.4%)
   390,000 Omni Industries Ltd. ..................................       701,760
                                                                     -----------
 Publishing (2.0%)
    34,000 Singapore Press Holdings Ltd...........................       578,456
                                                                     -----------
 Semiconductors (1.5%)
     6,000 Chartered Semiconductor Manufacturing Ltd., ADR (b)....       432,000
                                                                     -----------
 Telecommunication Equipment (2.3%)
    90,800 Datacraft Asia Ltd.....................................       676,460
                                                                     -----------
                                                                       4,376,133
                                                                     -----------
 South Korea (14.7%)
 Banks (2.5%)
    62,423 Kookmin Bank...........................................       740,660
                                                                     -----------
 Electrical & Electronic (4.1%)
     4,500 Samsung Electronics....................................     1,188,757
                                                                     -----------
 Electricity--Generation (2.1%)
    20,900 Korea Electric Power Corp..............................       602,644
                                                                     -----------
 Telecommunications (6.0%)
    10,000 Korea Telecom Freetel (b)..............................       538,187
     4,700 LG Information & Communication Ltd.....................       261,786
     3,900 SK Telecom Co. Ltd. ...................................       970,885
                                                                     -----------
                                                                       1,770,858
                                                                     -----------
                                                                       4,302,919
                                                                     -----------
 Taiwan (24.1%)
 Computers & Peripherals (6.3%)
    59,000 Asustek Computer, Inc..................................       462,349
   201,000 Compal Electronics, Inc................................       476,426
    93,000 Quanta Computer, Inc...................................       458,867
   120,000 Ritek Corp. (b)........................................       433,422
                                                                     -----------
                                                                       1,831,064
                                                                     -----------
 Electrical & Electronic (5.9%)
   105,000 Ambit Microsystems Corp. (c)...........................       731,400
    91,000 Hon Hai Precision Industry Co. Ltd. (c)................       707,246
   121,000 Winbond Electronics Corp. (b)..........................       298,510
                                                                     -----------
                                                                       1,737,156
                                                                     -----------
 Electronic Components/Instruments (3.9%)
   224,320 Macronix International Co. Ltd. (b)....................       466,595
    37,000 Via Technologies, Inc. (b).............................       612,112
    48,000 Yageo Corp. (b) (c)....................................        63,311
                                                                     -----------
                                                                       1,142,018
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

                                                                       Market
  Shares                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Semiconductors (8.0%)
   144,000 Compeq Manufacturing
            Co. Ltd. (b)(c).......................................   $   840,530
   550,000 Siliconware Corp. (b)(c)...............................       434,551
   150,000 Taiwan Semiconductor Manufacturing Co. Ltd. (b)........       614,338
   190,000 United Microelectronics Corp. (b)......................       459,544
                                                                     -----------
                                                                       2,348,963
                                                                     -----------
                                                                       7,059,201
                                                                     -----------
  Total Common Stocks (Cost $24,766,494)                              27,180,066
                                                                     -----------

                                                                       Market
  Shares                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Cash Sweep (4.7%)
 United States (4.7%)
 1,381,582 Union Bank of California Money Market Fund.............   $ 1,381,582
                                                                     -----------
  Total Cash Sweep (Cost $1,381,582)                                   1,381,582
                                                                     -----------
  Total Investments (Cost $26,148,076) (a)--97.6%                     28,561,648
  Other assets in excess of liabilities--2.4%                            705,058
                                                                     -----------
  Total Net Assets--100.0%                                           $29,266,706
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $176,015. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $ 4,869,606
   Unrealized depreciation.   (2,632,049)
                             -----------
   Net unrealized
   appreciation............  $ 2,237,557
                             ===========

(b) Non-income producing securities.
(c) All or a portion of security is restricted as to the resale to institutional investors.
ADR--American Depositary Receipt
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

 Principal
  Amount                    Security Description                    Market Value
 --------- ------------------------------------------------------   ------------

 Corporate Bonds (49.3%)
 Automotive (2.0%)
 5,000,000 DaimlerChrysler N.A. Holding, 8.00%, 6/15/10..........   $  5,093,750
                                                                    ------------
 Banking (0.4%)
 1,000,000 Wachovia Corp., 6.38%, 2/1/09.........................        917,500
                                                                    ------------
 Banking--Foreign (2.1%)
   250,000 Bayerische Landesbank-NY, 5.75%, 2/28/01..............        248,125
 2,250,000 Bayerische Landesbank-NY, 5.88%, 12/1/08..............      2,013,750
 3,000,000 Swiss Bank Corp.-NY, 6.75%, 7/15/05...................      2,898,750
                                                                    ------------
                                                                       5,160,625
                                                                    ------------
 Brokerage Services (2.3%)
 5,000,000 Goldman Sachs Group, Inc., 7.80%, 1/28/10.............      4,987,500
   825,000 Merrill Lynch & Co., Inc., 7.15%, 7/30/12.............        772,406
                                                                    ------------
                                                                       5,759,906
                                                                    ------------
 Chemicals (0.8%)
 2,000,000 E.I. du Pont de Nemours & Co., 6.88%, 10/15/09........      1,940,000
                                                                    ------------
 Computers (0.6%)
 1,700,000 IBM Corp., 5.40%, 1/26/09, MTN........................      1,489,625
                                                                    ------------
 Electric Utility (3.7%)
 5,000,000 Natural Rural Utilities, 5.75%, 11/1/08...............      4,481,250
 5,000,000 WPS Resources Corp., 7.00%, 11/1/09...................      4,806,249
                                                                    ------------
                                                                       9,287,499
                                                                    ------------
 Finance (1.0%)
 1,125,000 Ford Motor Credit Co., 7.57%, 5/16/05.................      1,110,938
 1,350,000 Ford Motor Credit Co., 7.50%, 3/15/05.................      1,344,938
                                                                    ------------
                                                                       2,455,875
                                                                    ------------
 Financial Services (4.4%)
 1,200,000 Associates Corp. N.A., 7.95%, 2/15/10.................      1,185,000
 1,000,000 General Electric Capital Corp., 8.09%, 4/1/04.........      1,028,750
 5,000,000 General Electric Capital Corp., 7.88%, 12/1/06........      5,162,499
 3,000,000 General Electric Capital Corp., 8.63%, 6/15/08........      3,232,500
   400,000 Pitney Bowes Credit Corp., 6.80%, 10/1/01.............        398,500
                                                                    ------------
                                                                      11,007,250
                                                                    ------------

 Principal
  Amount                    Security Description                   Market Value
 --------- -----------------------------------------------------   ------------

 Corporate Bonds, continued
 Food Processing & Packaging (0.8%)
 2,000,000 Sysco Corp., 7.25%, 4/15/07..........................   $  2,020,000
                                                                   ------------
 Foreign Trade & International Banking Institutions (1.6%)
 3,950,000 LB Baden-Wuerttemberg, 7.88%, 4/15/04................      4,014,188
                                                                   ------------
 Health Care (3.5%)
 8,000,000 Johnson & Johnson, 8.72%, 11/1/24....................      8,750,000
                                                                   ------------
 Household Products (3.2%)
 3,000,000 Colgate-Palmolive Co., 6.58%, 11/5/02................      2,962,500
 4,700,000 Proctor & Gamble, 8.50%, 8/10/09.....................      5,093,625
                                                                   ------------
                                                                      8,056,125
                                                                   ------------
 Insurance (5.1%)
 3,000,000 GE Global Insurance Corp., 7.75%, 6/15/30............      3,030,000
 5,000,000 Hartford Financial Services Group, 7.75%, 6/15/05....      5,024,999
 2,000,000 John Hancock Global Funding Group, 7.90%, 7/2/10 (b).      2,017,500
 1,500,000 MBIA, Inc., 9.00%, 2/15/01...........................      1,513,125
   125,000 MBIA, Inc., 8.20%, 10/1/22...........................        123,906
 1,000,000 St. Paul Cos., Inc., 7.29%, 8/28/07..................        977,500
                                                                   ------------
                                                                     12,687,030
                                                                   ------------
 Machinery--Electrical (1.6%)
 3,750,000 Emerson Electric Co., 7.88%, 6/1/05..................      3,867,188
                                                                   ------------
 Medical Supplies (2.4%)
 5,000,000 Becton, Dickinson & Co., 7.15%, 10/1/09..............      4,893,750
 1,000,000 Zeneca Wilmington, 6.30%, 6/15/03....................        992,500
                                                                   ------------
                                                                      5,886,250
                                                                   ------------
 Oil & Gas--Exploration & Production Services (2.6%)
 3,125,000 Amoco Canada, 7.25%, 12/01/02........................      3,144,531
 1,450,000 Amoco Canada, 7.95%, 10/1/22.........................      1,493,500
 1,260,000 Shell Oil Co., 6.70%, 8/15/02........................      1,266,300
   650,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        656,500
                                                                   ------------
                                                                      6,560,831
                                                                   ------------
 Publishing (0.7%)
 2,080,000 Washington Post Co., 5.50%, 2/15/09..................      1,843,400
                                                                   ------------
 Restaurants (2.5%)
 2,400,000 McDonald's Corp., 6.50%, 8/1/07......................      2,316,000
 4,195,000 McDonald's Corp., 5.95%, 1/15/08.....................      3,932,813
                                                                   ------------
                                                                      6,248,813
                                                                   ------------
 Retail (2.7%)
 2,000,000 Wal-Mart Stores, Inc., 6.15%, 8/10/01................      1,982,500
 1,900,000 Wal-Mart Stores, Inc., 8.00%, 9/15/06................      1,978,375
 2,500,000 Wal-Mart Stores, Inc., 8.85%, 1/2/15.................      2,744,375
                                                                   ------------
                                                                      6,705,250
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

 Shares or
 Principal
  Amount                    Security Description                   Market Value
 --------- -----------------------------------------------------   ------------

 Corporate Bonds, continued
 Supranational Agency (4.8%)
 3,000,000 Asian Development Bank, 6.50%, 9/21/02...............   $  2,962,500
 3,000,000 Asian Development Bank, 6.13%, 3/9/04................      2,902,500
 2,650,000 Interamerica Development Bank, 8.50%, 3/15/11........      2,918,313
 3,185,000 Interamerica Development Bank, 6.80%, 10/15/25.......      3,057,600
                                                                   ------------
                                                                     11,840,912
                                                                   ------------
 Telecommunications (0.6%)
 1,000,000 AT&T Corp., 6.50%, 9/15/02...........................        990,000
   400,000 BellSouth Corp., 6.00%, 6/15/02......................        392,500
                                                                   ------------
                                                                      1,382,500
                                                                   ------------
  Total Corporate Bonds (Cost $124,491,595)                         122,974,518
                                                                   ------------
 Private Placement (1.2%)
 Machinery--Farm (1.2%)
 3,000,000 New Holland Equipment Receivables Trust, 6.80%,
            12/15/07 (b), acquisition date 11/4/99..............      2,971,665
                                                                   ------------
  Total Private Placement (Cost $2,999,273)                           2,971,665
                                                                   ------------
 U.S. Government Agencies (15.8%)
 Federal Home Loan Bank (1.5%)
   560,000 5.58%, 2/23/01.......................................        556,349
   100,000 6.41%. 4/10/01.......................................         99,725
 3,000,000 7.63%, 5/14/10.......................................      3,108,750
                                                                   ------------
                                                                      3,764,824
                                                                   ------------
 Federal Home Loan Mortgage Corp. (2.9%)
 5,000,000 7.02%, 11/10/03......................................      4,950,000
 2,000,000 7.50%, 1/12/05.......................................      1,990,000
   325,000 6.75%, 5/30/06.......................................        321,227
                                                                   ------------
                                                                      7,261,227
                                                                   ------------
 Federal National Mortgage Association (5.0%)
 5,000,000 7.00%, 12/27/02......................................      4,967,549
 3,000,000 6.50%, 8/15/04.......................................      2,951,370
   175,000 8.00%, 12/7/04.......................................        175,438
 2,100,000 7.69%, 9/13/06.......................................      2,077,698
 1,300,000 6.76%, 7/16/07.......................................      1,256,476
 1,000,000 6.88%, 9/10/12.......................................        957,140
                                                                   ------------
                                                                     12,385,671
                                                                   ------------
 Finance (3.2%)
 5,000,000 Private Export Funding, 6.49%, 7/15/07...............      4,856,250
 3,100,000 Private Export Funding, 6.67%, 9/15/09...............      3,007,000
                                                                   ------------
                                                                      7,863,250
                                                                   ------------

 Shares or
 Principal
   Amount                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 U.S. Government Agencies, continued
 Student Loan Marketing Association (3.3%)
  8,300,000 6.69%*, 7/25/01, FRN.................................   $  8,302,656
                                                                    ------------
  Total U.S. Government Agencies (Cost $40,162,868)                   39,577,628
                                                                    ------------
 U.S. Treasury Bonds (15.8%)
  2,000,000 10.00%, 5/15/10......................................      2,289,360
 21,300,000 7.25%, 5/15/16.......................................     23,689,434
 13,025,000 6.25%, 8/15/23.......................................     13,297,613
                                                                    ------------
  Total U.S. Treasury Bonds (Cost $38,164,929)                        39,276,407
                                                                    ------------
 U.S. Treasury Notes (15.1%)
  2,200,000 5.50%, 12/31/00......................................      2,191,750
  1,300,000 7.75%, 2/15/01.......................................      1,309,750
    980,000 8.00%, 5/15/01.......................................        991,936
  7,000,000 7.25%, 8/15/04.......................................      7,247,170
  1,000,000 7.50%, 2/15/05.......................................      1,048,750
  9,815,000 6.50%, 5/15/05.......................................      9,928,462
  5,700,000 6.25%, 2/15/07.......................................      5,721,375
  9,000,000 6.63%, 5/15/07.......................................      9,219,330
                                                                    ------------
  Total U.S. Treasury Notes (Cost $37,454,353)                        37,658,523
                                                                    ------------
 Investment Company (1.1%)
  2,679,969 The One Group Prime Money Market Fund (I Shares).....      2,679,969
                                                                    ------------
  Total Investment Company (Cost $2,679,969)                           2,679,969
                                                                    ------------
  Total Investments (Cost $245,952,987) (a)--98.4%                   245,138,710
  Other assets in excess of liabilities--1.6%                          4,041,923
                                                                    ------------
  Total Net Assets--100.0%                                          $249,180,633
                                                                    ============

                                   Continued

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

--------
 * Variable rate security. Rate presented represents rate in effect at July 31, 2000. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $99,996. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.  $ 2,459,087
   Unrealized depreciation.   (3,373,360)
                             -----------
   Net unrealized
   depreciation............  $  (914,273)
                             ===========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
FRN--Floating Rate Note
MTN--Medium Term Note
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Ultra Short Government Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies (88.5%)
 Federal Farm Credit Bank (14.6%)
  5,000,000 6.00%, 10/01/01.......................................   $ 4,951,800
  2,000,000 6.88%, 5/1/02.........................................     2,000,000
                                                                     -----------
                                                                       6,951,800
                                                                     -----------
 Federal Home Loan Bank (66.5%)
 10,481,000 6.55%, 8/1/00.........................................    10,479,092
  2,000,000 6.63%, 11/22/00.......................................     1,959,620
  3,000,000 6.40%, 7/20/01........................................     2,810,100
    300,000 5.88%, 8/15/01........................................       297,084
  1,000,000 5.88%, 9/17/01........................................       989,360
  4,150,000 5.18%, 2/19/02........................................     4,048,782
  7,000,000 6.75%, 5/01/02........................................     6,986,280
  1,750,000 7.00%, 8/15/02........................................     1,754,375
  2,000,000 5.53%, 1/15/03........................................     1,939,400
    300,000 5.37%, 1/16/03........................................       290,775
                                                                     -----------
                                                                      31,554,868
                                                                     -----------
 Tennessee Valley Authority (7.4%)
    150,000 6.50%, 8/20/01........................................       149,438
  2,050,000 6.00%, 9/24/02........................................     2,016,687
  1,370,000 6.13%, 7/15/03........................................     1,334,038
                                                                     -----------
                                                                       3,500,163
                                                                     -----------
  Total U.S. Government Agencies (Cost $41,976,642)                   42,006,831
                                                                     -----------

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 U.S. Treasury Bills (4.1%)
  2,000,000 2/1/01...............................................   $ 1,938,360
                                                                    -----------
  Total U.S. Treasury Bills (Cost $2,997,116)                         1,938,360
                                                                    -----------
 U.S. Treasury Notes (6.3%)
  3,000,000 6.38%, 3/31/01.......................................     2,999,040
                                                                    -----------
  Total U.S. Treasury Notes (Cost $1,938,564)                         2,999,040
                                                                    -----------
 Investment Company (0.0%)
     700    The One Group U.S. Treasury Securities Money Market
             Fund (Fiduciary Shares).............................           700
                                                                    -----------
  Total Investment Company (Cost $700)                                      700
                                                                    -----------
  Total Investments (Cost $46,913,022) (a)--98.9%                    46,944,931
  Other assets in excess of liabilities--1.1%                           538,303
                                                                    -----------
  Total Net Assets--100.0%                                          $47,483,234
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...... $40,080
   Unrealized depreciation......  (8,171)
                                 -------
   Net unrealized appreciation.. $31,909
                                 =======

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Short Intermediate U.S. Treasury Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 U.S. Treasury Notes (84.0%)
    500,000 5.50%, 12/31/00.......................................   $   498,125
  1,000,000 6.13%, 12/31/01.......................................       995,930
  1,100,000 6.25%, 2/28/02........................................     1,097,250
  3,600,000 6.25%, 8/31/02........................................     3,593,232
  2,000,000 6.38%, 8/15/02........................................     2,000,620
  5,500,000 6.25%, 2/15/03........................................     5,489,660
  1,100,000 5.75%, 8/15/03........................................     1,083,500
  4,000,000 6.50%, 5/15/05........................................     4,046,240
  3,000,000 6.50%, 8/15/05........................................     3,036,540
  5,750,000 6.25%, 2/15/07........................................     5,771,562
                                                                     -----------
  Total U.S. Treasury Notes (Cost $27,807,257)                        27,612,659
                                                                     -----------
 U.S. Government Agencies (12.9%)
 Federal National Mortgage Association (6.1%)
  2,000,000 7.25%, 1/15/10........................................     2,018,460
                                                                     -----------
 Student Loan Marketing Association (6.8%)
    200,000 6.67%*, 5/18/01.......................................       200,074
  2,000,000 6.69%*, 7/25/01.......................................     2,000,640
                                                                     -----------
                                                                       2,200,714
                                                                     -----------
  Total U.S. Government Agencies (Cost $4,207,984)                     4,219,174
                                                                     -----------

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Investment Company (1.0%)
 $  325,787 The One Group U.S. Treasury
             Securities Money Market Fund (Fiduciary Shares)......   $   325,787
                                                                     -----------
  Total Investment Company (Cost $325,787)                               325,787
                                                                     -----------
  Total Investments (Cost $32,341,028)
   (a)--97.9%                                                         32,157,620
  Other assets in excess of liabilities--2.1%                            674,506
                                                                     -----------
  Total Net Assets--100.0%                                           $32,832,126
                                                                     ===========

--------
* Variable rate security. Rate presented represents rate in effect at July 31, 2000. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $29,974. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $  83,395
   Unrealized depreciation...  (296,777)
                              ---------
   Net unrealized
    depreciation............. $(213,382)
                              =========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Alternative Minimum Tax Paper (14.1%)
 Hawaii (14.1%)
  1,075,000 Hawaii Airport System Revenue, 7.00%, 7/1/10, FGIC..   $  1,117,839
  1,500,000 Hawaii Airport System Revenue, Second Series, 6.75%,
             7/1/21, MBIA.......................................      1,543,815
 15,375,000 Hawaii Airport System Revenue, Second Series, 6.90%,
             7/1/12, MBIA.......................................     17,546,718
  1,890,000 Hawaii Airport System Revenue, Second Series, 7.00%,
             7/1/18, MBIA.......................................      1,956,358
  4,660,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22.............................      4,799,800
 11,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             Series A, 6.60%, 1/1/25, MBIA......................     11,467,500
  2,145,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA.................      2,209,350
  5,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Hawaii Electric Co., Series A,
             6.20%, 5/1/26, MBIA................................      5,125,000
  2,650,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC.......................................      2,805,688
  4,660,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC.......................................      4,799,800
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC.......................................      1,393,875
  3,840,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue, Series A, 6.00%, 7/1/26...      3,840,000
  3,600,000 Hawaii State Budget & Finance Department, Citizens
             Communications, 4.10%, 8/11/00.....................      3,600,000
                                                                   ------------
  Total Alternative Minimum Tax Paper (Cost $58,304,233)             62,205,743
                                                                   ------------

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds (83.6%)
 Arizona (2.5%)
  1,000,000 Arizona Unified School District, Maricopa County,
             GO, 5.40%, 7/1/12..................................   $  1,018,750
  5,000,000 Maricopa County Arizona Development Revenue, 4.20%*,
             7/1/12.............................................      4,999,999
  2,150,000 Phoenix Civic Improvement Corp., 5.25%, 7/1/16,
             Callable 7/1/07
             @ 100, MBIA........................................      2,125,813
  2,750,000 Scottsdale, GO, 5.75%, 7/1/17, Callable 7/1/09 @
             100................................................      2,808,438
                                                                   ------------
                                                                     10,953,000
                                                                   ------------
 California (2.0%)
  3,725,000 Northern California Transmission, Oregon
             Transmission Project, 7.00%, 5/1/13, Series A,
             MBIA...............................................      4,451,375
  2,745,000 San Francisco City & County Airport Community,
             International Airport Revenues, 5.63%, 5/1/21,
             Callable 5/1/06 @ 101, FGIC........................      2,758,725
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,769,700
                                                                   ------------
                                                                      8,979,800
                                                                   ------------
 Colorado (0.2%)
    365,000 Adams & Arapahoe County, 5.35%, 12/1/15.............        365,456
    635,000 Adams & Arapahoe County, GO, 5.35%, 12/1/15,
             Callable 12/1/06 @ 102, FGIC.......................        636,588
                                                                   ------------
                                                                      1,002,044
                                                                   ------------
 Florida (6.9%)
  2,500,000 Florida State Board of Education Capital GO, Series
             D, 5.75%, 6/1/22, Callable 6/1/10 @ 101............      2,537,500
  3,000,000 Florida State, Board of Education, Series C, 5.88%,
             6/1/20, Callable 6/1/10 @ 101......................      3,082,500
  3,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      3,097,500
  5,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..      5,018,749

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds, continued
 Florida, continued
  2,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, Series A, 5.50%,
             7/1/21, FGIC.......................................   $  1,985,000
  3,500,000 Florida State,Turnpike Authority Revenue, Department
             of Transportation, Series A, 5.75%, 7/1/17,
             Callable 7/1/10 @ 101..............................      3,587,500
  2,000,000 Miami-Dade County Revenue Bond, 6.00%, 7/1/20,
             Callable 7/1/10
             @ 101..............................................      2,085,000
  4,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      5,021,249
  3,725,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, Series D, 6.75%, 10/1/17........      4,279,094
                                                                   ------------
                                                                     30,694,092
                                                                   ------------
 Georgia (2.8%)
  6,810,000 Georgia Municipal Electric Authority, 6.60%, 1/1/18,
            MBIA................................................      7,678,274
  1,865,000 Georgia Municipal Electric Authority, Series B,
            6.13%, 1/1/14, FGIC.................................      1,923,281
  2,330,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, Series P, 6.25%,
             7/1/11, AMBAC......................................      2,592,125
                                                                   ------------
                                                                     12,193,680
                                                                   ------------
 Hawaii (45.1%)
  1,000,000 Hawaii County, 4.60%, 2/1/06........................        993,750
  1,000,000 Hawaii County, 4.70%, 2/1/07........................        995,000
  1,000,000 Hawaii County, 4.90%, 2/1/09........................        998,750
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15....................      2,279,400
  1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC....      1,369,844
  1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC....      1,816,788
  2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13, FGIC....      2,071,431
    605,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC....        625,419
  2,000,000 Hawaii County, Series A, 5.50%, 5/1/08, FGIC........      2,082,500
  2,000,000 Hawaii County, Series A, 5.50%, 5/15/16, Callable
             5/15/09 @ 101, FSA.................................      2,010,000
  2,000,000 Hawaii County, Series B, 4.70%, 5/15/05.............      2,000,000

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
  3,245,000 Hawaii Department of Budget & Finance, Queens Health
             System, 6.05%, 7/1/16..............................   $  3,257,169
  1,455,000 Hawaii Department of Budget & Finance, Queens Health
             System, 5.88%, 7/1/11..............................      1,475,006
  1,700,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage, Kapiolani Health Care System,
             6.30%, 7/1/08, Callable 7/1/03 @ 102, MBIA.........      1,791,375
  3,680,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage, Kapiolani Health Care System,
             6.40%, 7/1/13, Callable 7/1/03 @ 102, MBIA.........      3,854,800
  1,400,000 Hawaii Department of Transportation, Special
             Facility Revenue, 5.75%, 3/1/13....................      1,370,250
  1,400,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.......................................      1,459,500
  2,795,000 Hawaii Housing Finance & Development Corp., 5.70%,
             7/1/13, FNMA.......................................      2,819,456
  5,980,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17.............................................      6,032,324
  3,775,000 Hawaii Housing Finance & Development Corp., 7.00%,
             7/1/31, FNMA.......................................      3,897,612
  1,430,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, Series B, 6.90%,
             7/1/16, FNMA.......................................      1,475,603
  2,340,000 Hawaii Housing Finance & Development Corp.,
             University of Hawaii Housing, 5.70%, 10/1/25,
             AMBAC..............................................      2,342,925
  4,185,000 Hawaii State Department Budget & Finance, 4.95%,
             4/1/12.............................................      4,111,763
  2,000,000 Hawaii State Department of Budget & Finance,
             Hawaiian Electric Co. Revenue, Series A, 5.50%,
             12/1/14, Callable 12/1/09 @ 101, AMBAC.............      2,030,000
  3,500,000 Hawaii State Department of Budget & Finance, Special
             Purpose Revenue Queens Health System, Series B,
             5.25%, 7/1/23, Callable 7/1/08 @ 102...............      3,250,625

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
  1,000,000 Hawaii State Highway Revenue, 5.00%, 7/1/16, FGIC....   $    955,000
  1,250,000 Hawaii State Highway Revenue, 5.25%, 7/1/16, Callable
             7/1/06
             @ 102, MBIA.........................................      1,226,563
  3,500,000 Hawaii State, Airport System Revenue, 5.60%, 7/1/04,
             MBIA................................................      3,618,125
  5,025,000 Hawaii State, GO, Series CC, 4.70%, 2/1/01...........      5,032,285
  2,000,000 Hawaii State, GO, Series BZ, 6.00%, 10/1/12, FGIC....      2,155,000
  1,350,000 Hawaii State, GO, Series CH, 4.75%, 11/1/11, MBIA....      1,312,875
  1,000,000 Hawaii State, GO, Series CL, 5.25%, 3/1/16, FGIC.....      1,035,000
  3,000,000 Hawaii State, GO, Series CM, 6.50%, 12/1/13, FGIC....      3,378,750
  2,000,000 Hawaii State, GO, Series CN, 5.25%, 3/1/13, Callable
             3/1/07
             @ 102, FGIC.........................................      2,002,500
  4,975,000 Hawaii State, GO, Series CN, 5.25%, 3/1/15, Callable
             3/1/07
             @ 102, FGIC.........................................      4,912,813
  2,750,000 Hawaii State, GO, Series CN, 5.50%, 3/1/16, Pre-
             refunded 3/1/07 @ 102, FGIC.........................      2,908,125
  1,500,000 Hawaii State, GO, Series CN, 6.25%, 3/1/08, FGIC.....      1,631,250
  3,000,000 Hawaii State, GO, Series CO, 6.00%, 9/1/05, FGIC.....      3,176,250
  5,500,000 Hawaii State, GO, Series CR, 5.00%, 4/1/17, Callable
             4/1/08
             @ 101, MBIA.........................................      5,204,374
  5,000,000 Hawaii State, GO, Series CS, 5.25%, 4/1/04, MBIA.....      5,099,999
  2,000,000 Hawaii State, GO, Series CT, 5.88%, 9/1/17, Callable
             9/1/09
             @ 101, FSA..........................................      2,072,500
  2,000,000 Hawaii State, GO, Series CT, 5.88%, 9/1/17, Callable
             9/1/09
             @ 101, FSA..........................................      2,062,500
  1,000,000 Hawaii State, Highway Revenue, 5.25%, 7/1/14,
             Callable 7/1/08
             @ 101, FGIC.........................................        993,750
  2,800,000 Hawaii State, Series CP, 5.00%, 10/1/13, FGIC........      2,740,500
  4,310,000 Hawaii State, Series CP, 5.00%, 10/1/15, FGIC........      4,126,825
  3,000,000 Hawaii State, Series CP, 5.00%, 10/1/16, Callable
             10/1/07
             @ 101, FGIC.........................................      2,861,250

   Shares
     or
 Principal
   Amount                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
  2,050,000 Hawaii State, Series CP, 5.00%, 10/1/17, FGIC........   $  1,939,813
  3,150,000 Hawaii State, Series CR, 5.00%, 4/1/16, Callable
             4/1/08 @ 101, MBIA..................................      3,008,250
 12,000,000 Honolulu City & County Waste Water Systems Revenue,
             5.00%, 7/1/23, FGIC.................................     10,874,999
  1,535,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,663,556
  2,320,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      2,508,500
    935,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...        999,281
    200,000 Honolulu City & County, GO, Series A, 4.30%*, 1/1/17.        200,000
  5,000,000 Honolulu City & County, GO, Series A, 4.30%*, 1/1/19.      5,000,000
    370,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................        376,013
  1,010,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................        998,638
  1,000,000 Honolulu City & County, GO, Series A, 5.00%, 7/1/02,
             FGIC................................................      1,010,000
  1,325,000 Honolulu City & County, GO, Series A, 5.63%, 9/1/13,
             Pre-refunded 9/1/06 @ 102, FGIC.....................      1,409,469
    465,000 Honolulu City & County, GO, Series A, 5.75%, 4/1/12,
             Escrowed to Maturity, FGIC..........................        491,156
  2,125,000 Honolulu City & County, GO, Series A, 6.00%, 1/1/11,
             Escrowed to Maturity, FGIC..........................      2,295,000
  2,250,000 Honolulu City & County, GO, Series B, 5.00%, 10/1/03.      2,278,125
  1,000,000 Honolulu City & County, GO, Series B, 5.13%, 7/1/10,
             Callable 7/1/09 @ 101, FGIC.........................      1,013,750
    640,000 Honolulu City & County, GO, Series B, 5.25%, 10/1/12,
             FGIC................................................        647,200
    475,000 Honolulu City & County, Go, Series B, 5.50%, 10/1/11,
             FGIC................................................        494,594
  2,125,000 Honolulu City & County, GO, Series C, 5.50%, 11/1/05,
             FGIC................................................      2,204,688
  3,000,000 Honolulu City & County, GO, Series C, 5.50%, 11/1/09,
             FGIC................................................      3,135,000
      5,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06
             @ 102, FGIC.........................................          5,131

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                    Security Description                  Market Value
 ---------- -----------------------------------------------------  ------------

 Municipal Bonds, continued
 Hawaii, continued
  1,670,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06
             @ 102, FGIC.........................................  $  1,761,850
  4,820,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
             FGIC................................................     5,109,199
  1,865,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
             FGIC................................................     1,965,244
  3,345,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................     3,503,888
    850,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................       894,625
    875,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
             FGIC................................................       941,719
  3,725,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
             FGIC................................................     4,223,219
  2,000,000 Honolulu City & County, Series B, 5.00%, 11/1/15,
             Callable 11/01/07 @ 101, FGIC.......................     2,045,000
  2,595,000 Honolulu City & County, Series B, 5.13%, 7/1/18,
             Callable 7/1/09
             @ 101...............................................     2,458,763
    295,000 Honolulu City & County, Series B, 5.25%, 10/1/12,
             FGIC................................................       299,056
  1,385,000 Honolulu City & County, Series B, 5.50%, 10/1/11,
             FGIC................................................     1,436,938
  1,010,000 Kauai County, 5.55%, 8/1/04..........................     1,044,088
  1,075,000 Kauai County, 5.65%, 8/1/05..........................     1,120,688
  1,130,000 Kauai County, 5.75%, 8/1/06..........................     1,189,325
  1,340,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.........     1,437,150
  1,180,000 Maui County Refunding, 5.13%, 12/15/10...............     1,188,850
    935,000 Maui County Refunding, 5.25%, 9/1/06.................       956,038
    515,000 Maui County Water, Series A, 6.10%, 12/1/02, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................       531,094
    545,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC....       562,713
    580,000 Maui County Water, Series A, 6.30%, 12/1/04, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................       599,575
    620,000 Maui County Water, Series A, 6.40%, 12/1/05, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................       641,700
    565,000 Maui County Water, Series A, 6.50%, 12/1/06, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................       585,481
    550,000 Maui County Water, Series A, 6.60%, 12/1/07, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................       570,625

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
    655,000 Maui County Water, Series A, 6.65%, 12/1/09, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)..................   $    679,563
  1,020,000 Maui County, GO, 5.90%, 6/1/14......................      1,056,975
  1,000,000 Maui County, GO, 6.00%, 12/15/08, FGIC..............      1,078,750
  1,005,000 Maui County, Series A, 5.10%, 9/1/11, Callable
             9/1/07 @ 101.......................................      1,008,769
  1,160,000 Maui County, Series A, 5.13%, 3/1/15................      1,131,000
  2,040,000 Maui County, Series A, 5.38%, 3/1/17................      2,014,500
                                                                   ------------
                                                                    199,507,072
                                                                   ------------
 Idaho (0.7%)
  2,930,000 Idaho Health Facilities Authority Revenue, St. Luke
             Medical Center, 4.30%*, 5/1/22.....................      2,930,000
                                                                   ------------
 Kansas (1.7%)
  3,725,000 Burlington Pollution Control Refunding, Kansas Gas &
             Electric Co. Project, 7.00%, 6/1/31................      3,867,295
  1,065,000 Kansas City Utilities System Revenue, 6.38%, 9/1/23.      1,152,863
  2,195,000 Kansas City Utilities System Revenue, 6.38%, 9/1/23,
             Callable 9/1/04 @ 102..............................      2,291,031
                                                                   ------------
                                                                      7,311,189
                                                                   ------------
 Maine (0.7%)
  2,795,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%, 7/1/14......................................      2,980,169
                                                                   ------------
 Massachusetts (2.2%)
  4,790,000 Commonwealth of Massachusetts, Series B, 5.50%,
             7/1/15.............................................      5,011,537
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13......................................      1,027,500
  3,520,000 Massachusetts State, GO, Series A, 5.80%, 2/1/17,
             Callable 2/1/10
             @ 101..............................................      3,616,800
                                                                   ------------
                                                                      9,655,837
                                                                   ------------
 Michigan (2.1%)
  4,400,000 Michigan Environmental Protection Program, GO,
             5.40%, 11/1/19.....................................      4,295,500
  2,245,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11.............................................      2,612,619
  2,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC........      2,272,500
                                                                   ------------
                                                                      9,180,619
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds, continued
 Minnesota (1.0%)
  2,280,000 Cohasset, Minnesota Power & Light Co., Revenue,
             Series A, 4.30%*, 6/1/20...........................   $  2,280,000
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, Series A, 6.88%, 2/1/15, Pre-
             refunded 2/1/05 @ 100 (b)..........................      2,180,000
                                                                   ------------
                                                                      4,460,000
                                                                   ------------
 New Jersey (0.7%)
  3,000,000 New Jersey Wastewater Treatment Trust, Series B,
             6.38%, 4/1/14......................................      3,232,500
                                                                   ------------
 New Mexico (1.1%)
  3,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             Series A, 5.90%, 5/15/15, FSA......................      3,180,000
  1,625,000 Sante Fe, Gross Receipts Tax Revenue, 5.63%, 6/1/16.      1,635,156
                                                                   ------------
                                                                      4,815,156
                                                                   ------------
 New York (3.4%)
  7,430,000 New York City Transitional Revenue, Series C, 5.25%,
             5/1/15, Callable 5/1/08 @ 101......................      7,290,687
    975,000 New York City, GO, Series B, 4.40%*, 10/1/20, FGIC..        975,000
  2,950,000 New York State Environmental Facilities Pollution
             Control, 5.13%, 6/15/16............................      2,839,375
  2,000,000 New York State Transit Authority, Highway & Bridge,
             Revenue, Series A, 5.80%, 4/1/18, Callable 4/1/10 @
             101, FSA...........................................      2,045,000
  2,000,000 Triborough Bridge & Tunnel Authority, New York
             Revenues, General Purpose, 5.30%, 1/1/17...........      1,955,000
                                                                   ------------
                                                                     15,105,062
                                                                   ------------
 North Carolina (1.1%)
  4,480,000 Easton Municipal Power Agency, Series A, 6.50%,
             1/1/18, Escrowed to Maturity (b)...................      4,995,200
                                                                   ------------
 Ohio (1.8%)
  2,320,000 Cleveland Package Facilities Revenue, 5.50%,
             9/15/16............................................      2,337,400
  1,630,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA...      1,680,938

   Shares
     or
 Principal
   Amount                   Security Description                   Market Value
 ---------- ----------------------------------------------------   ------------

 Municipal Bonds, continued
 Ohio, continued
  3,165,000 Columbus Airport Authority, 5.00%, 1/1/16...........   $  3,030,488
  1,000,000 Ohio Water Development Authority, Pollution Control,
             5.50%, 12/1/15, MBIA...............................      1,010,000
                                                                   ------------
                                                                      8,058,826
                                                                   ------------
 Pennsylvania (1.7%)
  5,000,000 Allegheny County Port Authority, 6.00%, 3/1/19,
             Callable 3/1/09
             @ 101, MBIA........................................      5,174,999
  2,365,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/14............................      2,515,769
                                                                   ------------
                                                                      7,690,768
                                                                   ------------
 Tennessee (1.8%)
  4,730,000 Shelby County, Series A, 5.63%, 4/1/15..............      4,783,213
  1,570,000 Shelby County, Series A, 5.63%, 4/1/15..............      1,646,538
  1,600,000 Shelby County, Series B, 5.25%, 8/1/17, Callable
             8/1/07 @ 101.......................................      1,554,000
                                                                   ------------
                                                                      7,983,751
                                                                   ------------
 Virginia (3.1%)
  5,000,000 Commonwealth of Virginia Public School Authority,
             Special Obligation, Chesapeake School, 5.63%,
             6/1/15.............................................      5,081,249
  2,995,000 Fairfax County Public Improvement, Series A, 5.50%,
             6/1/14.............................................      3,032,438
  3,650,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA.........      3,782,313
  1,750,000 Richmond Refunding, 5.20%, 1/15/14..................      1,745,625
                                                                   ------------
                                                                     13,641,625
                                                                   ------------
 Washington (1.0%)
  3,000,000 King County, Sewer Revenue, 6.25%, 1/1/14, Callable
             1/1/09
             @ 101, FGIC........................................      3,198,750
  1,000,000 Snohomish County, GO, 5.70%, 12/1/14, MBIA..........      1,026,250
                                                                   ------------
                                                                      4,225,000
                                                                   ------------
  Total Municipal Bonds (Cost $358,861,348)                         369,595,390
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal
   Amount                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------

 Investment Company (0.3%)
  1,452,962 Dreyfus Tax Exempt Money Market Fund.................   $  1,452,962
                                                                    ------------
  Total Investment Company (Cost $1,452,962)                           1,452,962
                                                                    ------------
  Total Investments (Cost $418,618,507) (a)--98.0%                   433,254,095
  Other assets in excess of liabilities--2.0%                          9,033,806
                                                                    ------------
  Total Net Assets--100.0%                                          $442,287,901
                                                                    ============

--------
* Variable rate security. Rate presented represents rate in effect July 31, 2000. Maturity reflects final maturity date.
(a) Represents cost for federal income tax purpose and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $17,133,904
   Unrealized depreciation..  (2,498,316)
                             -----------
   Net unrealized
   appreciation............. $14,635,588
                             ===========

(b) Collaterized by various U.S. Government Securities.
AMBAC--AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
FNMA--Insured by Federal National Mortgage Association Collateral
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Alternative Minimum Tax Paper (16.4%)
 Hawaii (13.0%)
 2,070,000 Hawaii State Airport System Revenue, 5.60%, 7/1/01....   $ 2,090,018
   585,000 Hawaii State Harbor, Capital Improvements Revenue,
            5.80%, 7/1/04, FGIC..................................       606,206
 1,000,000 Hawaii State Housing Finance & Development, Single
            Family, Series A, 4.55%, 7/1/02......................       992,500
 1,895,000 Hawaii State Housing Finance & Development, Single
            Family, Series A, 4.75%, 7/1/06......................     1,854,731
                                                                    -----------
                                                                      5,543,455
                                                                    -----------
 Tennessee (1.0%)
   440,000 Tennessee Housing Development Agency Revenue, 4.25%,
            7/1/01...............................................       439,036
                                                                    -----------
 Utah (2.4%)
 1,000,000 Utah State Regents Student Loan, Revenue, 5.90%,
            11/1/07, Callable 11/1/05 @ 102......................     1,043,620
                                                                    -----------
  Total Alternative Minimum Tax Paper (Cost $7,053,267)               7,026,111
                                                                    -----------
 Municipal Bonds (81.5%)
 Arizona (2.4%)
 1,000,000 Mesa Arizona Utility Systems Revenue, 5.00%, 7/1/08,
            MBIA.................................................     1,013,750
                                                                    -----------
 Connecticut (2.3%)
 1,000,000 Connecticut State, GO, Series E, 4.75%, 3/15/08,
            Callable 3/15/04 @ 101.50............................       998,750
                                                                    -----------
 Hawaii (45.8%)
 2,085,000 Hawaii County, GO, Series B, 4.25%, 5/15/01, FSA......     2,084,812
    50,000 Hawaii State Highway Revenue, 4.50%, 7/1/02...........        50,063
 1,000,000 Hawaii State Highway Revenue, 6.00%, 7/1/04...........     1,050,000
 1,200,000 Hawaii State Housing Finance & Development, Single
            Family, Series B, 4.80%, 7/1/07, FNMA................     1,185,000
   500,000 Hawaii State, Series BT, 6.125%, 2/1/07, Callable
            2/1/01 @ 101, Pre-Refunded 2/1/01....................       509,235
 3,000,000 Hawaii State, Airport System Revenue, 5.60%, 7/1/04,
            MBIA.................................................     3,101,249
 1,000,000 Hawaii State, GO Series CP, 5.00%, 10/1/04, FGIC......     1,013,750

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued
 Hawaii, continued
   475,000 Hawaii State, GO, Series CD, 5.00%, 2/1/03............   $   479,156
   100,000 Hawaii State, GO, Series CJ, 5.63%, 1/1/02............       101,500
 1,000,000 Hawaii State, GO, Series CN, 6.25%, 3/1/08, FGIC......     1,087,500
 1,150,000 Hawaii State, GO, Series CP, 5.50%, 10/1/07, FGIC.....     1,198,875
 1,000,000 Hawaii State, GO, Series CT, 5.25%, 9/1/07, FSA.......     1,026,250
 1,150,000 Hawaiian Home Lands Dept. Revenue, 4.05%, 7/1/06......     1,078,125
   770,000 Honolulu City & County, Series B, 5.00%, 11/1/05,
            FGIC.................................................       780,588
 1,150,000 Honolulu City & County Waste Water Systems, 5.00%,
            7/1/09...............................................     1,158,625
   500,000 Honolulu City & County, GO, Series A, 5.00%, 7/1/02...       505,000
   725,000 Honolulu City & County, GO, Series A, 5.10%, 11/1/08,
            MBIA.................................................       736,781
 1,000,000 Honolulu Hawaii City & County, GO, Series A, 5.10%,
            4/1/02...............................................     1,010,000
 1,400,000 Maui County, GO, Series A, 5.25%, 3/1/08..............     1,435,000
                                                                    -----------
                                                                     19,591,509
                                                                    -----------
 Idaho (3.5%)
 1,500,000 Idaho Health Facilities Authority Revenue, St. Luke
            Medical Center, 4.30%*, 5/1/22.......................     1,500,000
                                                                    -----------
 Kansas (5.1%)
 2,170,000 Wyandotte City & County, Water Utility Systems
            Revenue, 4.50%, 9/1/03, MBIA.........................     2,167,288
                                                                    -----------
 Maine (2.4%)
 1,000,000 Maine Muni Bond Bank, 5.00%, 11/1/05, FSA.............     1,016,250
                                                                    -----------
 Michigan (6.1%)
 1,000,000 Farmington Public School District, 5.00%, 5/1/06......     1,012,500
 1,500,000 Kent Hospital Financial Authority, Revenue, Butter
            Worth Health System, Series A, 5.63%, 1/15/26,
            Prerefunded 1/15/06 @ 102, MBIA......................     1,588,125
                                                                    -----------
                                                                      2,600,625
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued
 Minnesota (2.3%)
 1,000,000 Cohasset, Minnesota Power & Light Co., Revenue, Series
            A, 4.30%*, 6/1/20....................................   $ 1,000,000
                                                                    -----------
 Missouri (2.4%)
 1,000,000 Kansas City Water Revenue, Series B, 5.50%, 12/1/02...     1,023,750
                                                                    -----------
 New York (2.1%)
   900,000 New York State Environmental Facilities Pollution
            Control Revenue, 5.00%, 6/15/03......................       912,375
                                                                    -----------
 Rhode Island (2.3%)
 1,000,000 Rhode Island State, Consolidated Development Capital
            Loan, GO, Series A, 5.00%, 7/15/01, FGIC.............     1,006,420
                                                                    -----------
 Utah (2.4%)
 1,000,000 Jordan Utah School District, Series A, 5.25%, 6/15/05.     1,026,250
                                                                    -----------

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued
 Wisconsin (2.4%)
 1,000,000 Wisconsin State Health & Education Facilities
            Authority, Revenue, Medical College of Wisconsin,
            Inc., Project D, 7.25%, 12/1/10, callable 12/1/00 @
            101.5................................................   $ 1,029,350
                                                                    -----------
  Total Municipal Bonds (Cost $35,117,623)                           34,886,317
                                                                    -----------
 Investment Company (0.7%)
   318,128 Dreyfus Tax Exempt Money Market Fund..................       318,128
         1 Nuveen Tax Free Money Market Fund.....................             1
                                                                    -----------
  Total Investment Company (Cost $318,129)                              318,129
  Total Investments (Cost $42,489,019) (a)--98.6%                    42,230,557
                                                                    -----------
  Other assets in excess of liabilities--1.4%                           598,010
                                                                    -----------
  Total Net Assets--100.0%                                          $42,828,567
                                                                    ===========

--------
* Variable rate security. Rate presented represents rate in effect at July 31, 2000. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $  86,894
   Unrealized depreciation...  (345,356)
                              ---------
   Net unrealized
   depreciation.............. $(258,462)
                              =========

FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
FNMA--Insured by Federal National Mortgage Association Collateral
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks (97.5%)
 Belgium (0.3%)
 Electronics (0.3%)
      12,600 Lernout & Hauspie Speech Products N.V. (b)..........   $    392,175
                                                                    ------------
 Brazil (3.0%)
 Banks (0.8%)
 100,660,000 Banco Bradesco SA...................................        883,948
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (0.7%)
      29,900 Petroleo Brasileiro SA, ADR.........................        799,484
                                                                    ------------
 Telecommunication Equipment (0.7%)
       9,500 Telecomunicacoes Brasileiras SA.....................        862,125
                                                                    ------------
 Telecommunications (0.8%)
      36,639 Tele Norte Leste Participacoes SA, ADR..............        877,046
                                                                    ------------
                                                                       3,422,603
                                                                    ------------
 Canada (7.5%)
 Automotive (0.5%)
      12,900 Magna International, Inc., Class A..................        631,219
                                                                    ------------
 Diversified Financial Services (0.4%)
      32,300 Bombardier, Inc., Class B...........................        485,888
                                                                    ------------
 Electronic Components/Instruments (1.3%)
      24,500 Celestica, Inc. (b).................................      1,530,277
                                                                    ------------
 Energy Sources (0.5%)
       6,800 Ballard Power Systems, Inc. (b).....................        598,400
                                                                    ------------
 Medical Drugs (1.2%)
      23,200 Biovail Corp. (b)...................................      1,345,600
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (0.6%)
      42,200 Anderson Exploration Ltd. (b).......................        710,082
                                                                    ------------
 Paper Products (1.1%)
     132,900 Abitibi-Consolidated, Inc...........................      1,262,550
                                                                    ------------
 Telecommunication Equipment (1.9%)
      28,600 Nortel Networks Corp................................      2,127,125
                                                                    ------------
                                                                       8,691,141
                                                                    ------------
 China (1.1%)
 Oil & Gas Exploration, Production, & Services (1.1%)
   5,738,000 PetroChina Co. Ltd. (b).............................      1,309,739
                                                                    ------------
 Finland (2.3%)
 Telecommunication Equipment (1.2%)
      32,400 Nokia Oyj, Class A, ADR.............................      1,435,725
                                                                    ------------
 Telecommunications (1.1%)
      29,817 Elisa Communications Oyj, Class A...................      1,269,557
                                                                    ------------
                                                                       2,705,282
                                                                    ------------

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 France (9.6%)
 Building Products (0.8%)
      14,930 Bouygues SA.........................................   $    919,301
                                                                    ------------
 Electric Utility (0.4%)
       2,000 Legrand SA..........................................        454,601
                                                                    ------------
 Electrical--Machinery (0.5%)
       9,100 Schneider Electric SA...............................        621,036
                                                                    ------------
 Food Products (1.2%)
       9,300 Groupe Danone.......................................      1,396,911
                                                                    ------------
 Leisure (0.7%)
      18,600 Accor SA............................................        792,818
                                                                    ------------
 Manufacturing--Capital Goods (0.5%)
      23,800 Alstom..............................................        583,539
                                                                    ------------
 Medical Drugs (0.8%)
      11,800 Aventis SA..........................................        908,628
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (1.0%)
       7,674 Total Fina SA, Class B..............................      1,137,033
                                                                    ------------
 Telecommunication Equipment (1.9%)
      30,500 Alcatel.............................................      2,249,655
                                                                    ------------
 Television (1.8%)
      28,000 Societe Television Francaise........................      2,080,824
                                                                    ------------
                                                                      11,144,346
                                                                    ------------
 Germany (6.1%)
 Airline Services (1.0%)
      50,900 Deutsche Lufthansa AG...............................      1,264,025
                                                                    ------------
 Automobiles (1.1%)
      39,000 Bayerische Motoren Werke AG.........................      1,337,117
                                                                    ------------
 Banks (1.1%)
      26,500 Dresdner Bank AG....................................      1,222,864
                                                                    ------------
 Computers (0.9%)
       2,700 Intershop Communications AG (b).....................      1,073,307
                                                                    ------------
 Computers & Peripherals (0.9%)
       4,600 SAP AG..............................................      1,031,516
                                                                    ------------
 Electrical & Electronic (0.5%)
       5,800 Epcos AG (b)........................................        525,617
                                                                    ------------
 Entertainment--Television (0.6%)
      13,000 EM.TV & Merchandising AG............................        650,248
                                                                    ------------
                                                                       7,104,694
                                                                    ------------
 Hong Kong (4.3%)
 Banks (1.1%)
      98,400 HSBC Holdings PLC...................................      1,293,372
                                                                    ------------
 Diversified--Conglomerates, Holding Companies (2.0%)
     114,000 Citic Pacific Ltd. .................................        609,600

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Hong Kong, continued
     119,000 Hutchison Whampoa Ltd. .............................   $  1,663,327
                                                                    ------------
                                                                       2,272,927
                                                                    ------------
 Real Estate (1.2%)
     121,000 Cheung Kong Holdings Ltd. ..........................      1,427,505
                                                                    ------------
                                                                       4,993,804
                                                                    ------------
 Israel (1.7%)
 Medical Drugs (1.7%)
      32,200 Teva Pharmaceutical Industries Ltd., ADR............      1,956,150
                                                                    ------------
 Italy (4.0%)
 Aerospace (1.0%):
     856,500 Finmeccanica SpA....................................      1,165,875
                                                                    ------------
 Insurance (1.0%)
      97,000 Alleanza Assicurazioni SpA..........................      1,208,918
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (1.1%)
     227,300 ENI SpA.............................................      1,272,153
                                                                    ------------
 Television (0.9%)
      64,900 Mediaset SpA........................................      1,025,350
                                                                    ------------
                                                                       4,672,296
                                                                    ------------
 Japan (12.5%)
 Airlines (0.9%)
     254,000 Japan Airlines Co. Ltd. ............................      1,045,426
                                                                    ------------
 Automobiles (0.2%)
       3,000 Toyoda Gosei Co. Ltd. ..............................        180,696
                                                                    ------------
 Building Materials (1.3%)
     118,000 Nippon Sheet Glass Co. .............................      1,507,625
                                                                    ------------
 Computer Software (0.5%)
         600 Internet Initiative Japan, Inc. ADR (b).............         31,350
       4,000 Trend Micro Inc. (b)................................        489,157
                                                                    ------------
                                                                         520,507
                                                                    ------------
 Computers & Peripherals (1.0%)
      43,000 Fujitsu Ltd. .......................................      1,208,655
                                                                    ------------
 Electrical & Electronic (3.5%)
      14,900 Fanuc Ltd. .........................................      1,429,131
      38,000 Pioneer Electronic Corp. ...........................      1,248,445
       8,300 Sony Corp. .........................................        762,765
      64,000 Toshiba Corp. ......................................        563,625
                                                                    ------------
                                                                       4,003,966
                                                                    ------------
 Electrical Equipment (0.5%)
      68,000 Mitsubishi Electric Corp. ..........................        543,000
                                                                    ------------
 Electronic Components/Instruments (1.1%)
      47,000 NEC Corp. ..........................................      1,252,460
                                                                    ------------

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks continued
 Japan, continued
 Manufacturing--Consumer Goods (0.7%)
      41,000 Daikin Industries Ltd. .............................   $    858,716
                                                                    ------------
 Real Estate (0.6%)
      70,000 Mitsui Fudosan Co. Ltd. ............................        680,348
                                                                    ------------
 Utilities--Telecommunications (0.5%)
          48 Nippon Telegraph & Telephone Corp. .................        573,846
                                                                    ------------
 Wire & Cable Products (1.7%)
      70,000 The Furukawa Electric Co. Ltd. .....................      1,906,890
                                                                    ------------
                                                                      14,282,135
                                                                    ------------
 Mexico (0.4%)
 Utilities--Telecommunications (0.4%)
       9,500 Telefonos de Mexico SA de CV, ADR...................        499,938
                                                                    ------------
 Netherlands (6.1%)
 Beverages (0.9%)
      18,000 Heineken NV.........................................      1,029,107
                                                                    ------------
 Electrical & Electronic (1.2%)
      31,400 Royal Philips Electronics NV........................      1,411,038
                                                                    ------------
 Electronics (1.0%)
      19,800 STMicroelectronics NV...............................      1,127,363
                                                                    ------------
 Medical Providers (0.9%)
      22,400 QIAGEN NV (b).......................................      1,060,649
                                                                    ------------
 Retail--Food Products (1.1%)
      13,600 Koninklijke Ahold NV................................        371,383
      19,600 Koninklijke Numico NV...............................        919,895
                                                                    ------------
                                                                       1,291,278
                                                                    ------------
 Semiconductors (1.0%)
      28,700 ASM Lithography Holding NV (b)......................      1,140,825
                                                                    ------------
                                                                       7,060,260
                                                                    ------------
 Russia (0.4%)
 Oil & Gas Exploration, Production, & Services (0.4%)
       8,700 Lukoil-Holding, ADR.................................        478,500
                                                                    ------------
 Singapore (2.0%)
 Airlines (1.0%):
     118,000 Singapore Airlines Ltd..............................      1,190,939
                                                                    ------------
 Electronics (1.0%)
      16,400 Flextronics International Ltd. (b)..................      1,161,069
                                                                    ------------
                                                                       2,352,008
                                                                    ------------
 South Korea (0.7%)
 Electricity--Generation (0.7%)
      27,240 Korea Electric Power Corp. .........................        785,455
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Spain (4.4%)
 Electric Services (0.8%)
      45,500 Endesa SA...........................................   $    943,992
                                                                    ------------
 Foreign Banks (1.1%)
     122,600 Banco Santander Central Hispano SA..................      1,265,548
                                                                    ------------
 Tobacco (1.0%)
      81,400 Altadis SA..........................................      1,192,502
                                                                    ------------
 Utilities--Telecommunications (1.5%)
      78,600 Telefonica SA (b)...................................      1,653,299
                                                                    ------------
                                                                       5,055,341
                                                                    ------------
 Sweden (4.7%)
 Banking & Finance (1.6%)
     120,700 Nordic Baltic Holding (NBH) AB......................        848,907
      66,900 Svenska Handelsbanken AB,
              Class A............................................      1,006,695
                                                                    ------------
                                                                       1,855,602
                                                                    ------------
 Insurance (0.5%)
      24,500 Skandia Forsakrings AB..............................        546,327
                                                                    ------------
 Telecommunication Equipment (1.9%)
     112,700 Telefonaktiebolaget LM Ericsson, ADR................      2,211,737
                                                                    ------------
 Telecommunications (0.7%)
      14,400 Europolitan Holdings AB.............................        160,161
      10,600 NetCom AB, Class B..................................        664,610
                                                                    ------------
                                                                         824,771
                                                                    ------------
                                                                       5,438,437
                                                                    ------------
 Switzerland (1.9%)
 Food Diversified (0.8%)
         450 Nestle SA Registered................................        937,464
                                                                    ------------
 Medical Drugs (1.1%) SA, ADR
      17,100 Serono (b)..........................................        461,700
         700 Serono SA, Class B..................................        741,091
                                                                    ------------
                                                                       1,202,791
                                                                    ------------
                                                                       2,140,255
                                                                    ------------
 United Kingdom (19.4%)
 Aerospace/Defense (2.2%)
     196,352 British Aerospace PLC...............................      1,319,669
     358,318 Rolls-Royce PLC.....................................      1,253,085
                                                                    ------------
                                                                       2,572,754
                                                                    ------------
 Airlines (1.3%)
      79,500 BAA PLC.............................................        636,414
     158,900 British Airways PLC.................................        896,012
                                                                    ------------
                                                                       1,532,426
                                                                    ------------

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 United Kingdom, continued
 Banks (0.8%)
      58,200 Royal Bank of Scotland Group PLC....................   $    916,988
                                                                    ------------
 Computer Service (1.7%)
      51,700 CMG PLC.............................................        890,458
      41,800 Logica PLC..........................................      1,086,804
                                                                    ------------
                                                                       1,977,262
                                                                    ------------
 Distribution (1.0%)
     343,200 Centrica PLC........................................      1,161,665
                                                                    ------------
 Electronic Components/Instruments (1.2%)
     125,500 ARM Holdings PLC....................................      1,421,929
                                                                    ------------
 Manufacturing--Capital Goods (1.1%)
     350,700 Invensys PLC........................................      1,256,646
                                                                    ------------
 Metals & Mining (0.8%)
     233,100 Billiton PLC........................................        886,750
                                                                    ------------
 Multimedia (1.2%)
      12,200 Reuters Group PLC, ADR..............................      1,403,000
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (1.0%)
     140,800 Shell Transport & Trading Co. PLC...................      1,130,297
                                                                    ------------
 Telecommunication Equipment (2.0%)
     145,100 Marconi PLC.........................................      2,341,584
                                                                    ------------
 Telecommunications (3.2%)
      62,900 Cable & Wireless PLC................................      1,097,493
      21,600 COLT Telecom Group PLC (b)..........................        674,505
     416,567 Vodafone AirTouch PLC...............................      1,813,968
                                                                    ------------
                                                                       3,585,966
                                                                    ------------
 Telecommunications--Services & Equipment (0.7%)
     105,500 Energis PLC (b).....................................        756,856
                                                                    ------------
 Utilities--Gas (1.2%)
     204,700 BG Group PLC........................................      1,348,183
                                                                    ------------
                                                                      22,292,306
                                                                    ------------
 United States (5.1%)
 Oil & Gas (1.6%)
      19,200 Santa Fe International Corp. .......................        674,400
      24,300 Transocean Sedco Forex, Inc.........................      1,202,850
                                                                    ------------
                                                                       1,877,250
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (2.1%)
      22,200 Precision Drilling Corp. (b)........................        757,575
      21,500 Schlumberger Ltd....................................      1,589,656
                                                                    ------------
                                                                       2,347,231
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 United States, continued
 Telecommunications (1.4%)
      24,000 Amdocs Ltd. (b).....................................   $  1,612,500
                                                                    ------------
                                                                       5,836,981
                                                                    ------------
  Total Common Stocks (Cost $104,319,055)                            112,613,846
                                                                    ------------

   Shares                    Security Description                  Market Value
 ----------- ---------------------------------------------------   ------------

 Common Stocks, continued
 Cash Sweep (3.8%)
 United States (3.8%)
   4,373,777 Union Bank of California Money Market Fund.........   $  4,373,777
                                                                   ------------
  Total Cash Sweep (Cost $4,373,777)                                  4,373,777
                                                                   ------------
  Total Investments (Cost $108,692,832)
   (a)--101.3%                                                      116,987,623
  Liabilities in excess of other assets--(1.3)%                      (1,461,528)
                                                                   ------------
  Total Net Assets--100.0%                                         $115,526,095
                                                                   ============

--------

                                                                    Unrealized
                               Delivery  Contract      Market     Appreciation/
   Currency                      Date      Value        Value     (Depreciation)
   --------                    -------- -----------  -----------  --------------
   Short Contracts:
   British Pound..............  8/1/00  $  (359,090) $  (355,224)    $  3,866
   Euro Dollar................  8/1/00     (342,889)    (344,421)      (1,532)
                               8/31/00     (813,474)    (809,067)       4,407
   Japanese Yen...............  8/1/00      (63,614)     (63,454)         160
                                8/2/00      (62,954)     (63,071)        (117)
   Swedish Kroner.............  8/1/00     (160,428)    (160,624)        (196)
                                        -----------  -----------     --------
   Total Short Contracts......           (1,802,449)  (1,795,861)       6,588
                                        -----------  -----------     --------
   Long Contracts:
   British Pound..............  8/1/00    1,937,340    1,907,664      (29,676)
                                8/2/00      259,692      256,557       (3,135)
                                8/3/00      400,154      396,160       (3,994)
   Euro Dollar................ 8/31/00    1,334,079    1,310,462      (23,617)
   Japanese Yen...............  8/1/00       13,742       13,676          (66)
                                        -----------  -----------     --------
   Total Long Contracts.......          $ 3,945,007  $ 3,884,519     $(60,488)
                                        -----------  -----------     --------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustments for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $379,796. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $14,093,812
   Unrealized depreciation...  (6,178,817)
                              -----------
   Net unrealized
    appreciation............. $ 7,914,995
                              ===========

(b)  Non-income producing security.
AB--Aktiebolag (Swedish Stock Co.)
ADR--American Depository Receipt
AG--Aktiengesellschaft (West German Stock Co.)
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

  Shares                    Security Description                    Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (94.8%)
 Aerospace/Defense (1.5%)
    52,950 United Technologies Corp. ............................   $  3,090,956
                                                                    ------------
 Automotive (1.0%)
    43,365 Ford Motor Co. .......................................      2,019,183
                                                                    ------------
 Automotive Parts (0.4%)
    18,560 TRW, Inc. ............................................        834,040
     5,677 Visteon Corp. ........................................         79,478
                                                                    ------------
                                                                         913,518
                                                                    ------------
 Banks (8.5%)
    11,110 Bank of America Corp. ................................        526,336
   108,340 Bank of New York Co., Inc. ...........................      5,071,666
   119,295 Chase Manhattan Corp. ................................      5,927,471
   137,181 FleetBoston Financial Corp. ..........................      4,912,795
    27,360 Mellon Financial Corp. ...............................      1,031,130
                                                                    ------------
                                                                      17,469,398
                                                                    ------------
 Beverages (1.7%)
    43,720 Anheuser Busch Cos., Inc. ............................      3,519,460
                                                                    ------------
 Business Equipment & Services (1.3%)
    86,630 Deluxe Corp. .........................................      1,862,545
    25,800 Pitney Bowes, Inc. ...................................        893,325
                                                                    ------------
                                                                       2,755,870
                                                                    ------------
 Chemicals (2.1%)
    31,500 Dow Chemical Co. .....................................        905,625
    73,662 E.I. du Pont de Nemours & Co. ........................      3,337,809
                                                                    ------------
                                                                       4,243,434
                                                                    ------------
 Computers & Peripherals (2.2%)
    38,620 Compaq Computer Corp. ................................      1,083,774
    20,420 Hewlett-Packard Co. ..................................      2,229,608
    31,955 Symbol Technologies, Inc. ............................      1,274,206
                                                                    ------------
                                                                       4,587,588
                                                                    ------------
 Consumer Goods & Services (1.0%)
    36,970 Procter & Gamble Co. .................................      2,102,669
                                                                    ------------
 Diversified Operations (1.6%)
    61,080 Tyco International Ltd. ..............................      3,267,780
                                                                    ------------
 Electrical Equipment (0.5%)
    27,115 Molex, Inc., Class A..................................        942,246
                                                                    ------------
 Electronic Components/Instruments (3.7%)
     9,912 Agilent Technologies, Inc. (b)........................        403,914
    35,570 AVX Corp. ............................................        851,457
    12,880 Lernout & Hauspie Speech Products N.V. (b)............        400,890
    71,710 Motorola, Inc. .......................................      2,370,912
    28,030 SCI Systems, Inc. (b).................................      1,285,876
    20,880 Texas Instruments, Inc. ..............................      1,225,395
    33,665 Vishay Intertechnology, Inc. (b)......................      1,041,511
                                                                    ------------
                                                                       7,579,955
                                                                    ------------

 Shares                    Security Description                     Market Value
 ------- --------------------------------------------------------   ------------

 Common Stocks, continued
 Entertainment (2.8%)
  41,398 Viacom, Inc., Class B (b)...............................   $  2,745,205
  75,790 Walt Disney Co. ........................................      2,932,126
                                                                    ------------
                                                                       5,677,331
                                                                    ------------
 Financial Services (12.4%)
 129,730 Citigroup, Inc. ........................................      9,154,072
  39,910 MBNA Corp. .............................................      1,331,996
  55,370 Morgan Stanley Dean Witter & Co. .......................      5,052,513
  69,930 Stilwell Financial, Inc. (b)............................      3,081,291
 168,170 Wells Fargo Co. ........................................      6,947,522
                                                                    ------------
                                                                      25,567,394
                                                                    ------------
 Insurance (3.7%)
  87,540 American International Group, Inc. .....................      7,676,164
                                                                    ------------
 Insurance--Life & Health (1.1%)
  44,150 AFLAC, Inc. ............................................      2,293,041
                                                                    ------------
 Manufacturing (2.9%)
  46,470 Illinois Tool Works, Inc. ..............................      2,660,408
  37,740 Minnesota Mining & Manufacturing Co. ...................      3,398,958
                                                                    ------------
                                                                       6,059,366
                                                                    ------------
 Medical Supplies (2.0%)
  53,230 Baxter International, Inc. .............................      4,138,633
                                                                    ------------
 Metal & Mineral Production (0.7%)
  28,280 Alcoa, Inc. ............................................        855,470
  20,800 Barrick Gold Corp. .....................................        331,500
  41,600 Placer Dome, Inc. ......................................        353,600
                                                                    ------------
                                                                       1,540,570
                                                                    ------------
 Oil & Gas--Exploration & Production Services (14.5%)
  37,650 Apache Corp. ...........................................      1,873,088
  24,340 Chevron Corp. ..........................................      1,922,860
 102,529 Exxon Mobil Corp. ......................................      8,202,319
  42,065 Global Marine, Inc. (b).................................      1,190,965
  39,000 Murphy Oil Corp. .......................................      2,349,750
  72,070 Royal Dutch Petroleum Co. ..............................      4,198,077
  27,730 Santa Fe International Corp. ...........................        974,016
  32,127 Schlumberger Ltd. ......................................      2,375,390
  63,820 Ultramar Diamond Shamrock Corp. ........................      1,459,883
  59,520 USX-Marathon Group......................................      1,447,080
  87,365 Williams Cos., Inc. ....................................      3,647,489
                                                                    ------------
                                                                      29,640,917
                                                                    ------------
 Paper Products (0.5%)
  26,000 Temple-Inland, Inc. ....................................      1,129,375
                                                                    ------------
 Pharmaceuticals (1.2%)
  37,150 American Home Products Corp. ...........................      1,971,272
   8,270 Bristol-Myers Squibb Co. ...............................        410,399
                                                                    ------------
                                                                       2,381,671
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Value Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

 Shares                    Security Description                     Market Value
 ------- --------------------------------------------------------   ------------

 Common Stocks, continued
 Publishing (1.0%)
  38,370 Gannett Co., Inc. ......................................   $  2,067,184
                                                                    ------------
 Raw Materials (1.2%)
 132,300 USX--U.S. Steel Group...................................      2,373,131
                                                                    ------------
 Real Estate (0.9%)
  97,065 Healthcare Realty Trust, Inc. ..........................      1,929,167
                                                                    ------------
 Restaurants (0.5%)
  34,230 McDonald's Corp. .......................................      1,078,245
                                                                    ------------
 Retail (1.4%)
  21,940 Lowe's Cos., Inc. ......................................        925,594
  70,740 Target Corp. ...........................................      2,051,460
                                                                    ------------
                                                                       2,977,054
                                                                    ------------
 Retail--General Merchandise (0.7%)
  45,310 Costco Companies, Inc. .................................      1,475,407
                                                                    ------------
 Semiconductors (1.5%)
  18,880 International Rectifier Corp. (b).......................      1,044,300
  24,540 LSI Logic Corp. (b).....................................        831,293
  18,490 Teradyne, Inc. (b)......................................      1,171,803
                                                                    ------------
                                                                       3,047,396
                                                                    ------------
 Software & Computer Services (1.1%)
  49,300 BMC Software, Inc. (b)..................................        930,538
  76,150 FileNET Corp. (b).......................................      1,351,662
                                                                    ------------
                                                                       2,282,200
                                                                    ------------
 Telecommunications--Services and Equipment (5.3%)
  57,180 Alcatel, ADR............................................      4,181,288
  31,540 Global Crossing Ltd. (b)................................        766,816
  81,030 Nortel Networks Corp. ..................................      6,026,606
                                                                    ------------
                                                                      10,974,710
                                                                    ------------
 Tobacco & Tobacco Products (0.9%)
  70,730 Philip Morris Cos., Inc. ...............................      1,785,933
                                                                    ------------

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $223,777. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $ 27,823,739
   Unrealized
   depreciation...........  (18,013,025)
                           ------------
   Net unrealized
   appreciation........... $  9,810,714
                           ============

(b)  Non-income producing security.
ADR--American Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)

  Shares                    Security Description                    Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Transportation (1.2%)
    89,730 USFreightways Corp. ..................................   $  2,490,008
                                                                    ------------
 Utilities--Electric (3.1%)
    67,760 Duke Energy Corp. ....................................      4,179,945
    47,310 FPL Group, Inc. ......................................      2,282,708
                                                                    ------------
                                                                       6,462,653
                                                                    ------------
 Utilities--Gas (0.3%)
    17,110 Kinder Morgan, Inc. ..................................        581,740
                                                                    ------------
 Utilities--Telecommunications (8.3%)
    60,340 ALLTEL Corp. .........................................      3,718,452
    80,364 AT&T Corp. ...........................................      2,486,254
    57,380 Sprint Corp. .........................................      2,044,163
   121,621 Verizon Communications................................      5,716,186
    79,135 WorldCom, Inc. (b)....................................      3,091,211
                                                                    ------------
                                                                      17,056,266
                                                                    ------------
  Total Common Stocks (Cost $185,260,204)                            195,177,613
                                                                    ------------
 Depositary Receipts (3.0%)
    36,500 S&P 500 Depositary Receipt............................      5,217,219
    10,000 S&P Mid Cap 400 Depositary Receipts...................        900,000
                                                                    ------------
  Total Depositary Receipts (Cost $6,000,137)                          6,117,219
                                                                    ------------
 Investment Companies (2.3%)
 4,733,893 The One Group Prime Money Market Fund (I Shares)......      4,733,893
                                                                    ------------
  Total Investment Companies (Cost $4,733,893)                         4,733,893
                                                                    ------------
  Total Investments (Cost $195,994,234) (a)--100.1%                  206,028,725
  Liabilities in excess of other assets--(0.1)%                        (289,919)
                                                                    ------------
  Total Net Assets--100.0%                                          $205,738,806
                                                                    ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

 Shares                    Security Description                     Market Value
 ------- --------------------------------------------------------   ------------

 Common Stocks (98.1%)
 Aerospace/Defense (2.8%)
   6,900 Alliant Techsystems, Inc. (b)...........................   $    488,175
  43,500 Kaman Corp. ............................................        543,750
                                                                    ------------
                                                                       1,031,925
                                                                    ------------
 Agricultural Services (1.3%)
  19,400 Delta & Pine Land Co. ..................................        485,000
                                                                    ------------
 Airlines (2.0%)
  41,800 Frontier Airlines, Inc. (b).............................        749,788
                                                                    ------------
 Apparel (3.2%)
  35,100 Cato Corp. .............................................        390,488
  26,000 Kellwood Co. ...........................................        581,750
  32,800 Steven Madden, Ltd. (b).................................        243,950
                                                                    ------------
                                                                       1,216,188
                                                                    ------------
 Appliances (0.8%)
  28,000 Applica, Inc. (b).......................................        290,500
                                                                    ------------
 Banks (9.2%)
  33,500 Banknorth Group, Inc. ..................................        512,969
  28,300 Colonial BancGroup, Inc. ...............................        304,225
  16,500 Community Bank System, Inc. ............................        365,063
  19,666 F.N.B. Corp. ...........................................        400,695
  13,100 First Essex Bancorp, Inc. ..............................        207,963
  29,200 FirstMerit Corp. .......................................        609,549
  10,900 Greater Bay Bancorp.....................................        586,555
  16,079 Imperial Bancorp (b)....................................        273,343
  12,400 Parkvale Financial Corp. ...............................        210,800
                                                                    ------------
                                                                       3,471,162
                                                                    ------------
 Building & Construction (4.1%)
  10,300 Ameron International Corp. .............................        386,250
  18,900 Beazer Homes USA, Inc. (b)..............................        398,081
  19,200 NCI Building Systems, Inc. .............................        362,400
  20,300 Nortek, Inc. (b)........................................        398,388
                                                                    ------------
                                                                       1,545,119
                                                                    ------------
 Building--Mobile Homes (0.6%)
  25,500 National R.V. Holdings, Inc. (b)........................        229,500
                                                                    ------------
 Chemicals (5.0%)
  36,920 Engelhard Corp. ........................................        666,867
  21,000 Ferro Corp. ............................................        488,250
  37,600 International Specialty Products, Inc. (b)..............        220,900
  10,300 OM Group, Inc. .........................................        488,606
                                                                    ------------
                                                                       1,864,623
                                                                    ------------
 Commercial Services (0.7%)
  32,100 Boron, LePore & Associates, Inc. (b)....................        248,775
                                                                    ------------
 Computers & Peripherals (3.3%)
  20,300 Pomeroy Computer Resources, Inc. (b)....................        345,100

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Computers & Peripherals, continued
      43,800 Splash Technology Holdings, Inc. (b)................   $    297,019
      13,200 Tech Data Corp. ....................................        587,400
                                                                    ------------
                                                                       1,229,519
                                                                    ------------
 Consumer Goods & Services (2.0%)
      48,600 Central Garden & Pet Co. (b)........................        358,425
      12,400 Toro Co. ...........................................        373,550
                                                                    ------------
                                                                         731,975
                                                                    ------------
 Electrical Equipment (1.0%)
      16,800 Emcor Group, Inc. (b)...............................        393,750
                                                                    ------------
 Electronic & Electrical (1.1%)
      31,900 Pioneer-Standard Electronics, Inc. .................        430,650
                                                                    ------------
 Electronic Components/Instruments (1.2%)
       3,900 Advanced Energy Industries, Inc. (b)................        175,500
       9,075 Vishay Intertechnology, Inc. (b)....................        280,758
                                                                    ------------
                                                                         456,258
                                                                    ------------
 Gas Distribution (4.0%)
      31,600 Energen Corp. ......................................        710,999
      10,200 NUI Corp. ..........................................        287,513
      22,100 UGI Corp. ..........................................        495,869
                                                                    ------------
                                                                       1,494,381
                                                                    ------------
 Heavy Machinery--Industrial, Farm, Construction (1.0%)
       9,900 NACCO Industries, Inc. .............................        359,494
                                                                    ------------
 Identification Systems (1.9%)
      56,800 Paxar Corp. (b).....................................        702,900
                                                                    ------------
 Insurance (3.6%)
      13,668 Delphi Financial Group, Inc. (b)....................        526,218
      19,000 Enhance Financial Services Group, Inc. .............        300,438
      16,800 Reinsurance Group of America, Inc. .................        534,450
                                                                    ------------
                                                                       1,361,106
                                                                    ------------
 Machinery--Farm (1.0%)
      27,600 Gehl Co. ...........................................        376,050
                                                                    ------------
 Manufacturing (1.6%)
      39,900 Esterline Technologies Corp. (b)....................        588,525
                                                                    ------------
 Medical Equipment and Supplies (4.0%)
      23,900 ADAC Laboratories, Inc. (b).........................        473,519
      22,100 Aradigm Corp. (b)...................................        334,263
      42,400 Owens & Minor, Inc. ................................        678,399
                                                                    ------------
                                                                       1,486,181
                                                                    ------------
 Metal & Mineral Production (1.1%)
      14,400 Mueller Industries, Inc. (b)........................        418,500
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Small Cap Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Metals (0.6%)
      12,700 Quanex Corp. .......................................   $    228,600
                                                                    ------------
 Oil & Gas--Exploration & Production Services (4.8%)
      30,900 Gulf Island Fabrication, Inc. (b)...................        467,363
      15,800 Noble Affiliates, Inc. .............................        474,000
      22,600 Swift Energy Co. (b)................................        495,787
      14,500 Valero Energy Corp. ................................        376,094
                                                                    ------------
                                                                       1,813,244
                                                                    ------------
 Oilfield Equipment & Services (2.4%)
      54,500 Newpark Resources, Inc. (b).........................        453,031
      25,700 Varco International, Inc. (b).......................        443,325
                                                                    ------------
                                                                         896,356
                                                                    ------------
 Paper Products (1.1%)
      42,000 P.H. Glatfelter and Co. ............................        425,250
                                                                    ------------
 Real Estate (9.2%)
      13,900 CarrAmerica Realty Corp. ...........................        415,262
       7,700 Centerpoint Properties Corp. .......................        327,250
      12,000 Colonial Properties Trust...........................        332,250
      20,300 Glimcher Realty Trust...............................        303,231
      12,200 Golf Trust of America, Inc. ........................        190,625
      31,000 Innkeepers USA Trust................................        321,625
      13,900 Macerich Co. .......................................        332,731
      13,200 Manufactured Home Communities, Inc. ................        316,800
      11,600 Shurgard Storage Centers, Inc. .....................        276,950
      16,100 Summit Properties, Inc. ............................        384,388
      27,100 Taubman Centers, Inc. ..............................        304,875
                                                                    ------------
                                                                       3,505,987
                                                                    ------------
 Retail (1.6%)
      17,700 Neiman-Marcus Group, Inc., Class A (b)..............        584,100
                                                                    ------------
 Savings & Loans (1.3%)
      17,000 Astoria Financial Corp. ............................        495,125
                                                                    ------------
 Semiconductors (0.8%)
       6,400 Kulicke and Soffa Industries, Inc. (b)..............        288,800
                                                                    ------------
 Shipbuilding (1.9%)
      17,800 Newport News Shipbuilding, Inc. ....................        718,675
                                                                    ------------
 Software & Computer Services (4.3%)
      13,300 Braun Consulting, Inc. (b)..........................        287,613
      31,100 Deltek Systems, Inc. (b)............................        186,600
      12,300 eLoyalty Corp. (b)..................................        182,578
      20,600 Great Plains Software, Inc. (b).....................        481,524

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $ 5,216,050
   Unrealized depreciation.   (4,461,229)
                             -----------
   Net unrealized
   appreciation............  $   754,821
                             ===========

(b)  Non-income producing security.

 Shares                    Security Description                    Market Value
 ------- -------------------------------------------------------   ------------

 Common Stocks, continued
 Software & Computer Services, continued
   6,600 iGATE Capital Corp. (b)................................   $     62,288
  34,500 Quantum Corp.--Digital Linear
          Tape & Storage Systems Group (b)......................        405,375
                                                                   ------------
                                                                      1,605,978
                                                                   ------------
 Steel (0.6%)
  20,966 AK Steel Holding Corp. ................................        210,970
                                                                   ------------
 Technology--Services (Data Processing) (1.5%)
  12,400 SPS Technologies, Inc. (b).............................        556,450
                                                                   ------------
 Telecommunications (1.1%)
  20,400 RSL Communications Ltd. (b)............................        109,650
  21,500 Viatel, Inc. (b).......................................        299,656
                                                                   ------------
                                                                        409,306
                                                                   ------------
 Telecommunications--Services and Equipment (1.8%)
  37,300 Brightpoint, Inc. (b)..................................        202,819
  22,000 Price Communications Corp. (b).........................        489,500
                                                                   ------------
                                                                        692,319
                                                                   ------------
 Tobacco & Tobacco Products (1.1%)
  18,200 Universal Corp. .......................................        403,813
                                                                   ------------
 Transportation (2.2%)
  29,700 Arkansas Best Corp. (b)................................        421,368
  22,100 Heartland Express, Inc. (b)............................        395,038
                                                                   ------------
                                                                        816,406
                                                                   ------------
 Utilities--Electric (3.7%)
  15,200 Alliant Energy Corp. ..................................        399,950
  14,600 IDACORP, Inc. .........................................        540,200
  30,800 Sierra Pacific Resources...............................        435,050
                                                                   ------------
                                                                      1,375,200
                                                                   ------------
 Wholesale Distribution (1.6%)
  45,500 Handleman Co. (b)......................................        594,344
                                                                   ------------
  Total Common Stocks (Cost $36,027,971)                             36,782,792
                                                                   ------------
 Investment Companies (2.4%)
 896,203 The One Group Prime Money Market Fund (I Shares).......        896,203
                                                                   ------------
  Total Investment Companies (Cost $896,203)                            896,203
                                                                   ------------
  Total Investments (Cost $36,924,174)
   (a)--100.5%                                                       37,678,995
  Liabilities in excess of other assets--(0.5)%                       (172,241)
                                                                   ------------
  Total Net Assets--100.0%                                         $ 37,506,754
                                                                   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                 July 31, 2000

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (61.1%)
 Airlines (0.4%)
    34,150 Southwest Airlines Co. ................................   $   806,794
                                                                     -----------
 Automotive (0.6%)
    26,440 Ford Motor Co. ........................................     1,231,113
                                                                     -----------
 Banking (1.8%)
    19,288 Bank of America Corp. .................................       913,769
    40,560 Chase Manhattan Corp. .................................     2,015,325
    28,550 FleetBoston Financial Corp. ...........................     1,022,447
                                                                     -----------
                                                                       3,951,541
                                                                     -----------
 Beverages (1.3%)
    13,610 Anheuser Busch Cos, Inc. ..............................     1,095,605
    39,880 PepsiCo, Inc. .........................................     1,827,003
                                                                     -----------
                                                                       2,922,608
                                                                     -----------
 Business Equipment & Services (1.9%)
    58,980 Deluxe Corp. ..........................................     1,268,070
    39,762 Paychex, Inc. .........................................     1,819,111
    28,510 Pitney Bowes, Inc. ....................................       987,159
                                                                     -----------
                                                                       4,074,340
                                                                     -----------
 Computers & Peripherals (7.6%)
   102,342 Cisco Systems, Inc. (b)................................     6,697,004
    54,920 EMC Corp. (b)..........................................     4,675,064
    34,290 Sun Microsystems, Inc. (b).............................     3,615,452
    30,610 Symbol Technologies, Inc. .............................     1,220,574
                                                                     -----------
                                                                      16,208,094
                                                                     -----------
 Consumer Goods & Services (0.6%)
    13,240 Clorox Co. ............................................       546,978
    14,200 Procter & Gamble Co. ..................................       807,625
                                                                     -----------
                                                                       1,354,603
                                                                     -----------
 Diversified Operations (2.9%)
    12,880 Corning, Inc. .........................................     3,013,115
    61,350 Tyco International, Ltd. ..............................     3,282,225
                                                                     -----------
                                                                       6,295,340
                                                                     -----------
 Electrical & Electronic (4.3%)
    23,350 Lernout & Hauspie Speech Products N.V. (b).............       726,769
    30,870 Sanmina Corp. (b)......................................     2,867,051
    68,170 Texas Instruments, Inc. ...............................     4,000,727
    55,680 Vishay Intertechnology, Inc. (b).......................     1,722,600
                                                                     -----------
                                                                       9,317,147
                                                                     -----------
 Electrical Equipment (4.8%)
    36,950 American Power Conversion Corp. (b)....................       939,916
    46,830 General Electric Co. ..................................     2,408,817
    26,520 KLA-Tencor Corp. (b)...................................     1,412,190
    44,480 Motorola, Inc. ........................................     1,470,620

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Electrical Equipment, continued
    55,490 Solectron Corp. (b)....................................   $ 2,236,941
    30,760 Teradyne, Inc. (b).....................................     1,949,415
                                                                     -----------
                                                                      10,417,899
                                                                     -----------
 Entertainment (0.4%)
    11,490 Time Warner, Inc. .....................................       881,139
                                                                     -----------
 Financial Services (5.7%)
    43,170 Capital One Financial Corp. ...........................     2,530,841
    37,260 Charles Schwab Corp. ..................................     1,346,018
    41,940 Morgan Stanley Dean Witter & Co. ......................     3,827,025
    85,420 Stilwell Financial, Inc. (b)...........................     3,763,819
    30,563 Washington Mutual, Inc. ...............................       981,836
                                                                     -----------
                                                                      12,449,539
                                                                     -----------
 Insurance (1.8%)
    31,278 American International Group, Inc. ....................     2,742,690
     9,945 Marsh & McLennan Cos., Inc. ...........................     1,213,290
                                                                     -----------
                                                                       3,955,980
                                                                     -----------
 Leisure--Recreation, Gaming (0.3%)
    40,530 Carnival Corp. ........................................       757,404
                                                                     -----------
 Medical Supplies (0.3%)
     9,440 Baxter International, Inc. ............................       733,960
                                                                     -----------
 Medical--Biotechnology (1.9%)
    30,480 Amgen, Inc. (b)........................................     1,979,295
    25,700 PE Biosystems Group....................................     2,240,719
                                                                     -----------
                                                                       4,220,014
                                                                     -----------
 Oil & Gas--Exploration & Production Services (1.7%)
    26,020 Exxon Mobil Corp. .....................................     2,081,599
    10,630 Schlumberger Ltd. .....................................       785,956
    34,460 Ultramar Diamond Shamrock Corp. .......................       788,273
                                                                     -----------
                                                                       3,655,828
                                                                     -----------
 Pharmaceuticals (4.7%)
    14,270 Bristol-Myers Squibb Co. ..............................       708,149
    42,350 Elan Corp. PLC, ADR (b)................................     2,263,077
     8,260 Johnson & Johnson, Inc. ...............................       768,696
    16,800 Lilly (Eli) & Co. .....................................     1,745,100
    16,420 Merck & Co., Inc. .....................................     1,177,109
    34,816 Pfizer Inc. ...........................................     1,501,440
    48,920 Schering-Plough Corp. .................................     2,112,733
                                                                     -----------
                                                                      10,276,304
                                                                     -----------
 Publishing (0.8%)
    30,370 McGraw-Hill Cos., Inc. ................................     1,805,117
                                                                     -----------
 Real Estate (0.5%)
    20,000 Franchise Finance Corp. of America.....................       480,000
    30,330 Healthcare Realty Trust, Inc. .........................       602,809
                                                                     -----------
                                                                       1,082,809
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2000

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Common Stocks, continued
 Restaurants (0.8%)
     18,790 McDonald's Corp. ....................................   $   591,885
     30,320 Starbucks Corp. (b)..................................     1,137,000
                                                                    -----------
                                                                      1,728,885
                                                                    -----------
 Retail (4.4%)
     52,160 Costco Wholesale Corp. (b)...........................     1,698,460
     34,578 Gap, Inc. ...........................................     1,238,325
     14,980 Kohl's Corp. (b).....................................       850,115
     35,660 Lowe's Cos., Inc. ...................................     1,504,406
     48,010 Pacific Sunwear of California, Inc. (b)..............       726,151
     62,340 Wal-Mart Stores, Inc. ...............................     3,424,804
                                                                    -----------
                                                                      9,442,261
                                                                    -----------
 Retail-Food Chain (0.8%)
     36,640 Safeway, Inc. (b)....................................     1,651,090
                                                                    -----------
 Semiconductors (1.0%)
     19,650 Applied Materials, Inc. (b)..........................     1,490,944
      9,090 Xilinx, Inc. (b).....................................       682,318
                                                                    -----------
                                                                      2,173,262
                                                                    -----------
 Software & Computer Services (3.1%)
     24,010 America Online, Inc. (b).............................     1,280,033
     31,550 BMC Software, Inc. (b)...............................       595,506
     19,760 Computer Associates International, Inc. .............       490,295
     73,190 Compuware Corp. (b)..................................       585,520
     25,310 Microsoft Corp. (b)..................................     1,766,954
     25,510 Oracle Corp. (b).....................................     1,918,034
                                                                    -----------
                                                                      6,636,342
                                                                    -----------
 Telecommunications--Services and Equipment (6.4%)
     48,210 ALLTEL Corp. ........................................     2,970,941
     77,240 Nortel Networks Corp. ...............................     5,744,724
     34,200 Tellabs, Inc. (b)....................................     2,223,000
     12,932 Verizon Communications...............................       607,804
     54,050 Worldcom, Inc. (b)...................................     2,111,328
                                                                    -----------
                                                                     13,657,797
                                                                    -----------
 Transportation (0.3%)
     22,850 USFreightways Corp. .................................       634,088
                                                                    -----------
  Total Common Stocks (Cost $94,339,825)                            132,321,298
                                                                    -----------
 Asset Backed Securities (0.6%)
 Financial Services (0.6%):
  1,300,000 Chemical Master Credit Card Trust, Series 1996-1,
             Class A, 5.55%, 9/15/03.............................     1,290,692
                                                                    -----------
  Total Asset Backed Securities (Cost $1,285,035)                     1,290,692
                                                                    -----------

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds (14.9%)
 Automotive (0.5%)
  1,000,000 Daimlerchrysler NA Holding Corp., 7.40%, 1/20/05.....   $   995,000
                                                                    -----------
 Banking (0.9%)
    900,000 Interamerica Development Bank, 8.50%, 3/15/11........       990,000
  1,075,000 Interamerica Development Bank, 6.80%, 10/15/25.......     1,029,313
                                                                    -----------
                                                                      2,019,313
                                                                    -----------
 Banking--Foreign (0.1%)
    325,000 Bayerische Landesbank-NY, 6.20%, 2/9/06, Callable
             2/9/03 @ 100........................................       307,125
                                                                    -----------
 Entertainment (0.9%)
  2,000,000 Walt Disney Co., 5.13%, 12/15/03.....................     1,880,000
                                                                    -----------
 Financial Services (7.4%)
  1,000,000 Federal Home Loan Bank, 6.03%, 11/06/02..............       982,360
    500,000 Ford Motor Credit Co., 6.13%, 4/28/03................       483,750
  1,000,000 Ford Motor Credit Co., 7.50%, 3/15/05................       996,250
  2,000,000 Ford Motor Credit Co., 5.80%, 1/12/09................     1,747,500
  2,000,000 Freddie Mac, 5.00%, 1/15/04..........................     1,881,860
  2,000,000 Freddie Mac, 7.00%, 3/15/10..........................     1,981,279
    515,000 JP Morgan & Co., 7.25%, 1/15/02......................       514,356
  1,300,000 JP Morgan & Co., 6.25%, 1/15/09......................     1,173,250
  2,000,000 Merrill Lynch & Co., 6.00%, 2/12/03..................     1,942,500
  1,000,000 Merrill Lynch & Co.,
             6.55%, 8/1/04.......................................       967,500
  1,200,000 Merrill Lynch & Co., 6.00%, 2/17/09..................     1,072,500
  1,000,000 Norwest Financial, Inc., 6.38%, 11/15/03.............       973,750
  1,511,084 Small Business Administration Corp., 6.70%, 3/1/16...     1,454,712
                                                                    -----------
                                                                     16,171,567
                                                                    -----------
 Food--Distibution (0.5%)
  1,000,000 Sysco Corp., 6.50%, 6/15/05..........................       977,500
                                                                    -----------
 Food Processing & Packaging (0.2%)
    500,000 Campbell Soup Co., 5.63%, 9/15/03, Callable 9/15/00 @
             100.................................................       481,250
                                                                    -----------
 Household Products (1.4%)
  3,000,000 Procter & Gamble Co., 6.60%, 12/15/04................     2,943,749
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2000

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Corporate Bonds, continued
 Insurance (0.4%)
   900,000 GE Global Insurance Corp., 7.75%, 6/15/30.............   $   906,750
                                                                    -----------
 Machinery--Electrical (0.6%)
 1,250,000 Emerson Electric Co.,
            7.875%, 6/1/05.......................................     1,287,500
                                                                    -----------
 Pharmaceuticals (1.1%)
 1,467,000 Lilly (Eli) & Co., 6.25%, 3/15/03.....................     1,448,663
 1,000,000 Warner-Lambert Co., 6.63%, 9/15/02....................       993,750
                                                                    -----------
                                                                      2,442,413
                                                                    -----------
 Retail (0.5%)
 1,000,000 Wal-Mart Stores, Inc.,
            7.50%, 5/15/04.......................................     1,017,500
                                                                    -----------
 Telecommunications--Services and Equipment (0.4%)
 1,000,000 Pacific Bell, 6.25%, 3/1/05...........................       961,250
                                                                    -----------
  Total Corporate Bonds (Cost $33,392,522)                           32,390,917
                                                                    -----------
 Medium Term/Senior Notes (1.8%)
 Chemicals (1.8%)
 4,000,000 E.I. du Pont de Nemours & Co., 6.00%, 3/6/13, Callable
            3/6/03 @ 100.........................................     3,915,000
                                                                    -----------
  Total Medium Term/Senior Notes (Cost $4,100,405)                    3,915,000
                                                                    -----------
 U.S. Government Agencies (5.8%)
 Federal Farm Credit Bank (0.4%)
   800,000 8.00%, 11/23/05.......................................       798,000
                                                                    -----------
 Federal Home Loan Bank (1.3%)
 1,000,000 6.75%, 5/01/02........................................       997,630
 1,675,000 7.63%, 5/14/10........................................     1,731,531
                                                                    -----------
                                                                      2,729,161
                                                                    -----------
 Federal National Mortgage Association (1.2%)
 1,000,000 5.75%, 6/15/05........................................       950,440
 2,000,000 6.00%, 5/15/08........................................     1,871,781
                                                                    -----------
                                                                      2,822,221
                                                                    -----------

 Shares or
 Principal                        Security
  Amount                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 U.S. Government Agencies, continued
 Financial Services (0.5%)
 1,000,000 Private Export Funding, 5.50%, 3/15/01................   $    992,500
                                                                    ------------
 Student Loan Marketing Association (1.2%)
 2,610,000 6.69%*, 7/25/01.......................................      2,610,104
                                                                    ------------
 Tennessee Valley Authority (1.2%)
 3,000,000 5.38%, 11/13/08.......................................      2,674,920
                                                                    ------------
  Total U.S. Government Agencies (Cost $13,297,070)                   12,626,906
                                                                    ------------
 U.S. Treasury Bonds (8.0%)
   950,000 9.38%, 2/15/06........................................      1,087,750
 2,000,000 10.00%, 5/15/10.......................................      2,289,360
   295,000 12.00%, 8/15/13.......................................        398,156
 3,455,000 7.25%, 5/15/16........................................      3,842,582
 6,345,000 7.13%, 2/15/23........................................      7,138,125
 2,600,000 6.25%, 8/15/23........................................      2,654,418
                                                                    ------------
  Total U.S. Treasury Bonds (Cost $16,906,581)                        17,410,391
                                                                    ------------
 U.S. Treasury Notes (3.8%)
 1,400,000 5.50%, 12/31/00.......................................      1,394,302
 1,480,000 6.25%, 2/15/03........................................      1,477,218
 2,800,000 7.25%, 5/15/04........................................      2,891,868
 2,500,000 6.50%, 5/15/05........................................      2,528,900
                                                                    ------------
  Total U.S. Treasury Notes (Cost $8,181,991)                          8,292,288
                                                                    ------------
 Depositary Receipts (1.6%)
    23,550 S&P 500 Depositary Receipt............................      3,366,178
                                                                    ------------
  Total Depositary Receipts (Cost $3,203,710)                          3,366,178
                                                                    ------------
 Investment Company (1.6%)
 3,509,291 The One Group Prime Money Market Fund (I Shares)......      3,509,291
                                                                    ------------
  Total Investment Company (Cost $3,509,291)                           3,509,291
                                                                    ------------
  Total Investments (Cost $178,216,430) (a)--99.2%                   215,122,961
  Other assets in excess of liabilities--0.8%                          1,763,322
                                                                    ------------
  Total Net Assets--100.0%                                          $216,886,283
                                                                    ============

--------
* Variable rate security. Rate represented represents rate in effect at July 31, 2000. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25,326. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $ 49,684,871
   Unrealized depreciation..  (12,803,666)
                             ------------
   Net unrealized
   appreciation............. $ 36,881,205
                             ============

(b) Non-income producing security.
ADR--American Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Notes to Financial Statements
                                 July 31, 2000

1.Organization

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, New Asia Growth Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: Class A (formerly known as Retail Class), Class B and Class Y (formerly known as Institutional Class). The Class Y shares commenced operations on October 14, 1994 when the Trust identified those Institutional Shareholders that were part of Class A (as of October 13, 1994) and transferred the Shareholders into Class Y. As of July 31, 2000, Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund have issued Class B shares. As of July 31, 2000, the Ultra Short Government Fund has issued only Class Y shares. Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A and B shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows: Growth Stock Fund seeks primarily long-term capital appreciation and secondarily, dividend income. Growth and Income Fund and Balanced Fund seek primarily current income and secondarily long-term capital appreciation. New Asia Growth Fund and International Stock Fund seek long-term capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Ultra Short Government Fund and Short Intermediate U.S. Treasury Securities Fund seek primarily a high level of current income consistent with prudent risk of capital and secondarily, capital appreciation. Tax-Free Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes. Tax-Free Short Intermediate Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes with a greater stability in price than a long-term bond fund. Value Fund seeks to provide long-term capital appreciation and secondarily, current income. Small Cap Fund seeks long-term capital appreciation.

2.Reorganization

 The Trust entered an agreement and plan of reorganization and termination pursuant to which all of the assets and liabilities of the Pacific Capital U.S. Treasury Securities Fund were transferred to the Pacific Capital Diversified Fixed Income Fund of the Trust. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on July 10, 2000, following approval by shareholders of the U.S. Treasury Securities Fund, at a special shareholder meeting held on July 7, 2000.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


 The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                       Before Reorganization       After Reorganization
                                 --------------------------------- --------------------
                                  Pacific Capital  Pacific Capital   Pacific Capital
                                 Diversified Fixed  U.S. Treasury   Diversified Fixed
                                    Income Fund    Securities Fund     Income Fund
                                 ----------------- --------------- --------------------
  Class A Shares...............         235,981          170,684            389,072
  Class B Shares...............         265,973               --            265,973
  Class Y Shares...............      23,019,793          520,032         23,484,397
                                   ------------      -----------       ------------
  Total Shares.................      23,521,747          690,716         24,139,442
  Class A Net Assets...........    $  2,411,552      $ 1,566,494       $  3,978,046
  Class B Net Assets...........       2,713,860               --          2,713,860
  Class Y Net Assets...........     236,730,110        4,776,157        241,506,267
                                   ------------      -----------       ------------
  Total Net Assets.............    $241,855,522      $ 6,342,651       $248,198,173
  Net Asset Value
  Class A Shares...............    $      10.22      $      9.18       $      10.22
  Class B Shares...............    $      10.20               --       $      10.20
  Class Y Shares...............    $      10.28      $      9.18       $      10.28
  Unrealized
   Appreciation/(Depreciation).    $   (857,507)     $   144,256       $   (713,251)
  Accumulated Net Realized
   Losses......................    $ (8,615,003)     $(3,280,986)      $(11,895,989)

3.Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 Securities Valuation

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by The Asset Management Group of Bank of Hawaii (the "Adviser") under the supervision of the Trust's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost which combined with accrued interest, approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security. In addition, money market funds may not (a) purchase any instrument with a remaining maturity greater then 397 days unless such instrument is subject to a demand feature within 397 days, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the costs and market values of securities held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 Securities Transactions and Related Income:

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

 discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 Foreign Currency Translation:

 The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

 The New Asia Growth Fund and International Stock Fund isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

 Risks Associated with Foreign Securities and Currencies:

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the New Asia Growth Fund and International Stock Fund and, to a lesser extent, Growth Fund, Growth and Income Fund and Value Fund and may result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Forward Currency Exchange Contracts:

 The New Asia Growth Fund and International Stock Fund may from time to time enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross" currency foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign currency contracts might be considered spot (typically a contract of one week or less) contract or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., these Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


 Securities Purchased on a When-Issued Basis and Forward Commitments:

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The values of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their values, are taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. In the case of when-issued securities, the Funds do not accrue interest or dividends until the underlying securities are received.

 Repurchase Agreements:

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("a repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 Dividends to Shareholders:

 Dividends from net investment income are declared daily and paid monthly for the Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Growth Stock Fund, Growth and Income Fund, Value Fund, New Asia Growth Fund, Small Cap Fund and International Stock Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

 The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

 Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

 Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


 Concentration of Credit Risk:

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 Other:

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or on other appropriate bases.

 Under the provisions of Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", costs associated with organizing a portfolio which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Ultra Short Government Fund, which commenced operations on June 1, 2000, were paid by the Adviser. Additionally, the Fund also incurred certain offering costs such as registration and prospectus fees, in connection with the organization. These offering costs were deferred and are being amortized on a straight-line basis over one year from the commencement of operations.

4.Purchases and Sales of Securities

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2000 are as follows:

                                                        Purchases      Sales
                                                       ------------ ------------
  Growth Stock Fund................................... $565,553,721 $617,954,853
  Growth and Income Fund..............................  120,122,822  120,311,919
  New Asia Growth Fund................................   49,663,747   43,262,607
  Diversified Fixed Income Fund.......................  232,352,372  188,359,627
  Ultra Short Government Fund.........................   26,713,994           --
  Short Intermediate U.S. Treasury Securities Fund....   14,142,663   15,535,609
  Tax-Free Securities Fund............................   98,987,340   92,055,005
  Tax-Free Short Intermediate Securities Fund.........   17,835,112   22,260,538
  International Stock Fund............................  239,466,621  228,135,692
  Value Fund..........................................  242,198,248  200,554,782
  Small Cap Fund......................................   38,916,097   34,642,564
  Balanced Fund.......................................  104,561,145  107,061,302

5. Related Party Transactions

 Investment advisory services are provided to the Trust by the Adviser. Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Funds.

 Nicholas-Applegate Capital Management is the Sub-Adviser to the International Stock Fund and the Small Cap Fund. CMG First State LLC is the Sub-Adviser to the New Asia Growth Fund. Their fees are paid by the Adviser out of its investment advisory fees. All sub-advisory fees are borne by the Adviser and not the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), BISYS Fund Services, Inc. ("BISYS Services") and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of a management and administration agreement, BISYS Ohio's fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


 The Trust has adopted for the Class A and Class B shares of each of the Funds a Class A Distribution Plan and a Class B Distribution Plan ("the Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the Class A and Class B shares of each Fund. These fees are for payments BISYS makes to banks, including the Adviser, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

 Class A shares of the Growth Stock Fund, Growth and Income Fund, Value Fund, Balanced Fund, Tax-Free Securities Fund and Diversified Fixed Income Fund are subject to a 4.00% sales charge at the time of purchase. Class A shares of the New Asia Growth Fund, Small Cap Fund and International Stock Fund are subject to a 5.25% sales charge at the time of purchase. Class A shares of the Tax-Free Short Intermediate Securities Fund and Short Intermediate U.S. Treasury Securities Fund are subject to a 2.25% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge
 (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share at the date of the original purchase or at the date of redemption, according to the following chart:

  Year of Redemption                                                        CDSC
  ------------------                                                        ----
  First....................................................................   5%
  Second...................................................................   4
  Third....................................................................   3
  Fourth...................................................................   3
  Fifth....................................................................   2
  Sixth....................................................................   1

 For the year ended July 31, 2000, BISYS, as the Trust's principal underwriter, received approximately $1,399,932 from commissions on sales of Class A and Class B shares, of which $1,396,912 was reallowed to other dealers.

 BISYS Ohio serves the Trust as fund accountant. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to receive fees based on a percentage of average daily net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 BISYS Services serves as the Transfer Agent for the Funds. Under the terms of transfer agency agreement, BISYS Services is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for year ended July 31, 2000 is as follows:

                             Investment Advisory Fees
                            ---------------------------                12b-1 Fees
                            Annual Fee as a             Administration Voluntarily    Other
                             Percentage of     Fees          Fees       Reduced--   Expenses   Total Fees
                             Average Daily  Voluntarily  Voluntarily     Retail    Voluntarily Voluntarily
                              Net Assets      Reduced      Reduced        Class    Reimbursed    Reduced
                            --------------- ----------- -------------- ----------- ----------- -----------
  Growth Stock Fund.......       0.80%       $     --      $207,937     $127,906     $    --    $335,843
  Growth and Income Fund..       0.80%             --        82,744       54,013          --     136,757
  New Asia Growth Fund....       0.90%             --        13,336       14,381          --      27,717
  Diversified Fixed Income
   Fund...................       0.60%        352,337        93,956       10,794          --     457,087
  Ultra Short Gov't Fund..       0.40%         15,720         6,040           --      13,592      35,352
  Short Intermediate U.S.
   Treasury Securities
   Fund...................       0.50%         59,546        14,886        2,434          --      76,866
  Tax-Free Securities
   Fund...................       0.60%        641,203       170,986       29,631          --     841,820
  Tax-Free Short
   Intermediate Securities
   Fund...................       0.50%         44,799        22,399        5,501          --      72,699
  International Stock
   Fund...................       1.10%        112,550        45,021       14,769          --     172,340
  Value Fund..............       0.80%             --        72,059        3,037          --      75,096
  Small Cap Fund..........       1.10%         36,147        14,459          818          --      51,424
  Balanced Fund...........       0.80%        202,824        81,131          870          --     284,825

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

6.Capital Share Transactions:

 Transactions in capital shares for the Trust were as follows:

                               Growth Stock Fund       Growth and Income Fund
                            -------------------------  ------------------------
                               Amount        Shares       Amount       Shares
                            -------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                 July 31, 2000              July 31, 2000
                            -------------------------  ------------------------
  Class A:
  Shares issued............ $  10,161,866     529,690  $  2,304,193     110,052
  Dividends reinvested.....     4,644,321     272,394     1,230,229      64,817
  Shares redeemed..........    (4,478,388)   (230,122)   (1,887,654)    (94,811)
                            -------------  ----------  ------------  ----------
  Net Change............... $  10,327,799     571,962  $  1,646,768      80,058
                            =============  ==========  ============  ==========
  Class B:
  Shares issued............ $  15,235,053     802,212  $  5,811,607     290,511
  Dividends reinvested.....     3,077,285     183,391     1,221,362      65,418
  Shares redeemed..........    (1,428,995)    (73,901)   (1,019,147)    (52,048)
                            -------------  ----------  ------------  ----------
  Net Change............... $  16,883,343     911,702  $  6,013,822     303,881
                            =============  ==========  ============  ==========
  Class Y:
  Shares issued............ $ 102,210,921   5,295,053  $ 66,293,258   3,299,945
  Dividends reinvested.....    91,624,383   5,323,903    16,518,785     869,389
  Shares redeemed..........  (138,554,765) (7,118,890)  (63,425,450) (3,098,956)
                            -------------  ----------  ------------  ----------
  Net Change............... $  55,280,539   3,500,066  $ 19,386,593   1,070,378
                            =============  ==========  ============  ==========

                               For the Year Ended        For the Year Ended
                                 July 31, 1999              July 31, 1999
                            -------------------------  ------------------------
  Class A:
  Shares issued............ $   5,567,956     324,247  $  4,009,071     221,903
  Dividends reinvested.....     2,120,376     136,975       899,797      51,799
  Shares redeemed..........    (4,157,484)   (239,029)   (2,341,596)   (125,318)
                            -------------  ----------  ------------  ----------
  Net Change............... $   3,530,848     222,193  $  2,567,272     148,384
                            =============  ==========  ============  ==========
  Class B:
  Shares issued............ $   8,572,370     495,581  $  6,024,874     325,558
  Dividends reinvested.....       370,730      24,073       382,330      22,164
  Shares redeemed..........      (412,189)    (23,922)     (401,322)    (21,784)
                            -------------  ----------  ------------  ----------
  Net Change............... $   8,530,911     495,732  $  6,005,882     325,938
                            =============  ==========  ============  ==========
  Class Y:
  Shares issued............ $  65,521,478   3,881,437  $ 50,169,553   2,794,866
  Dividends reinvested.....    53,722,758   3,454,840    14,156,402     814,961
  Shares redeemed..........  (113,561,531) (6,637,541)  (73,693,810) (4,043,070)
                            -------------  ----------  ------------  ----------
  Net Change............... $   5,682,705     698,736  $ (9,367,855)   (433,243)
                            =============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

6.Capital Share Transactions (continued):

                                                         Diversified Fixed
                             New Asia Growth Fund           Income Fund
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
                              For the Year Ended        For the Year Ended
                                 July 31, 2000             July 31, 2000
                            ------------------------  ------------------------
  Class A:
  Shares issued............ $    330,949      24,298  $  2,354,103     232,290
  Shares issued in connec-
   tion with acquisition...           --          --     1,566,494     153,091
  Dividends reinvested.....           --          --       120,823      11,846
  Shares redeemed..........     (444,028)    (33,161)     (992,336)    (97,713)
                            ------------  ----------  ------------  ----------
  Net Change............... $   (113,079)     (8,863) $  3,049,084     299,514
                            ============  ==========  ============  ==========
  Class B:
  Shares issued............ $    506,140      38,522  $  1,140,533     112,033
  Dividends reinvested.....           --          --       107,902      10,611
  Shares redeemed..........      (20,390)     (1,488)     (534,982)    (52,563)
                            ------------  ----------  ------------  ----------
  Net Change............... $    485,750      37,034  $    713,453      70,081
                            ============  ==========  ============  ==========
  Class Y:
  Shares issued............ $ 17,655,099   1,349,024  $131,652,084  12,775,443
  Shares issued in connec-
   tion with acquisition...           --          --     4,776,157     464,604
  Dividends reinvested.....           --          --       397,491      38,864
  Shares redeemed..........  (10,814,954)   (806,816)  (91,388,862) (8,901,167)
                            ------------  ----------  ------------  ----------
  Net Change............... $  6,840,145     542,208  $ 45,436,870   4,377,744
                            ============  ==========  ============  ==========

                              For the Year Ended        For the Year Ended
                                 July 31, 1999             July 31, 1999
                            ------------------------  ------------------------
  Class A:
  Shares issued............ $    355,078      39,637  $  1,603,128     143,849
  Dividends reinvested.....        5,349         725       129,913      11,853
  Shares redeemed..........     (514,827)    (69,461)     (849,801)    (78,335)
                            ------------  ----------  ------------  ----------
  Net Change............... $   (154,400)    (29,099) $    883,240      77,367
                            ============  ==========  ============  ==========
  Class B:
  Shares issued............ $    191,310      20,269  $  2,004,483     184,881
  Dividends reinvested.....           28           3        42,004       3,892
  Shares redeemed..........      (10,144)     (1,127)     (108,492)    (10,026)
                            ------------  ----------  ------------  ----------
  Net Change............... $    181,194      19,145  $  1,937,995     178,747
                            ============  ==========  ============  ==========
  Class Y:
  Shares issued............ $  5,302,282     694,216  $103,121,720   9,378,239
  Dividends reinvested.....       24,640       3,330     1,428,146     126,826
  Shares redeemed..........  (11,100,512) (1,479,074)  (53,846,034) (4,876,355)
                            ------------  ----------  ------------  ----------
  Net Change............... $ (5,773,590)   (781,528) $ 50,703,832   4,628,710
                            ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

6.Capital Share Transactions (continued):

                               Short Intermediate
                                  U.S. Treasury          Tax-Free Securities
                                 Securities Fund                Fund
                             ------------------------  ------------------------
                                Amount       Shares       Amount       Shares
                             ------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                  July 31, 2000             July 31, 2000
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $    140,026      15,136  $  4,756,853     465,219
  Dividends reinvested......       23,014       2,473       221,378      21,845
  Shares redeemed...........     (298,564)    (32,057)   (2,858,517)   (280,441)
                             ------------  ----------  ------------  ----------
  Net Change................ $   (135,524)    (14,448) $  2,119,714     206,623
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $         --          --  $  1,746,751     169,727
  Dividends reinvested......           --          --        80,304       7,935
  Shares redeemed...........           --          --      (760,001)    (75,166)
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $  1,067,054     102,496
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $ 20,166,904   2,166,316  $ 63,290,883   6,225,857
  Dividends reinvested......      279,537      29,969     1,946,719     191,600
  Shares redeemed...........  (21,007,827) (2,252,424)  (48,975,524) (4,815,249)
                             ------------  ----------  ------------  ----------
  Net Change................ $   (561,386)    (56,139) $ 16,262,078   1,602,208
                             ============  ==========  ============  ==========

                               For the Year Ended        For the Year Ended
                                  July 31, 1999             July 31, 1999
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $    134,779      13,856  $  4,679,423     430,260
  Dividends reinvested......       33,944       3,482       138,960      12,829
  Shares redeemed...........     (211,156)    (22,095)   (2,904,688)   (267,873)
                             ------------  ----------  ------------  ----------
  Net Change................ $    (42,433)     (4,757) $  1,913,695     175,216
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $         --          --  $  1,510,276     141,343
  Dividends reinvested......           --          --        10,908       1,012
  Shares redeemed...........           --          --            --          --
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $  1,521,184     142,355
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $ 68,319,253   7,087,034  $ 59,458,110   5,480,924
  Dividends reinvested......      166,348      16,959     3,625,344     330,518
  Shares redeemed...........  (59,322,193) (6,145,812)  (41,845,285) (3,836,063)
                             ------------  ----------  ------------  ----------
  Net Change................ $  9,163,408     958,181  $ 21,238,169   1,975,379
                             ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

6.Capital Share Transactions (continued):

                                    Tax-Free
                               Short Intermediate        International Stock
                                 Securities Fund                Fund
                             ------------------------  ------------------------
                                Amount       Shares       Amount       Shares
                             ------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                  July 31, 2000             July 31, 2000
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $  1,042,383     106,409  $  4,311,321     297,940
  Dividends reinvested......       42,562       4,353        90,551       5,973
  Shares redeemed...........     (504,109)    (51,233)     (395,107)    (26,264)
                             ------------  ----------  ------------  ----------
  Net Change................ $    580,836      59,529  $  4,006,765     277,649
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $         --          --  $  1,166,445      76,371
  Dividends reinvested......           --          --         7,777         518
  Shares redeemed...........           --          --       (26,307)     (1,716)
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $  1,147,915      75,173
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $  5,469,372     556,234  $ 37,832,814   2,532,200
  Dividends reinvested......      227,973      23,118     3,119,207     205,617
  Shares redeemed...........  (11,548,104) (1,173,174)  (30,128,572) (1,979,434)
                             ------------  ----------  ------------  ----------
  Net Change................ $ (5,850,759)   (593,822) $ 10,823,449     758,383
                             ============  ==========  ============  ==========

                               For the Year Ended        For the Year Ended
                                  July 31, 1999             July 31, 1999
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $  1,030,350     101,503  $    282,595      24,417
  Dividends reinvested......       28,507       2,811            --          --
  Shares redeemed...........     (641,337)    (63,375)      (26,328)     (2,297)
                             ------------  ----------  ------------  ----------
  Net Change................ $    417,520      40,939  $    256,267      22,120
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $         --          --  $     97,091       8,590
  Dividends reinvested......           --          --            --          --
  Shares redeemed...........           --          --            --          --
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $     97,091       8,590
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $ 15,798,971   1,548,401  $ 89,796,240   8,595,103
  Dividends reinvested......      224,619      21,933            --          --
  Shares redeemed...........  (19,807,705) (1,945,131)  (19,338,966) (1,815,482)
                             ------------  ----------  ------------  ----------
  Net Change................ $ (3,784,115)   (374,797) $ 70,457,274   6,779,621
                             ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


6.Capital Share Transactions (continued):

                                 Value Fund                Small Cap Fund
                           -------------------------   ------------------------
                              Amount        Shares        Amount       Shares
                           ------------   ----------   ------------  ----------
                             For the Year Ended          For the Year Ended
                                July 31, 2000               July 31, 2000
                           -------------------------   ------------------------
Class A:
Shares issued............  $  1,312,097      122,241   $    259,811      25,771
Dividends reinvested.....         8,535          831          4,887         517
Shares redeemed..........      (153,547)     (13,980)       (33,237)     (3,267)
                           ------------   ----------   ------------  ----------
Net Change...............  $  1,167,085      109,092   $    231,461      23,021
                           ============   ==========   ============  ==========
Class B:
Shares issued............  $    590,313       56,351   $    134,998      13,585
Dividends reinvested.....         7,247          724          4,654         501
Shares redeemed..........       (76,571)      (7,213)       (10,297)     (1,010)
                           ------------   ----------   ------------  ----------
Net Change...............  $    520,989       49,862   $    129,355      13,076
                           ============   ==========   ============  ==========
Class Y:
Shares issued............  $ 96,333,244    9,141,064   $ 24,392,681   2,457,056
Proceeds from shares is-
 sued in conjunction with
 common trust fund con-
 version.................    87,055,807    8,386,879             --          --
Dividends reinvested.....     1,490,540      148,290        581,462      61,883
Shares redeemed..........   (63,276,022)  (6,008,856)   (19,589,973) (1,951,537)
                           ------------   ----------   ------------  ----------
Net Change...............  $121,603,569   11,667,377   $  5,384,170     567,402
                           ============   ==========   ============  ==========

                             For the Year Ended          For the Year Ended
                                July 31, 1999               July 31, 1999
                           -------------------------   ------------------------
Class A:
Shares issued............  $    174,023       16,533   $     87,711       8,901
Dividends reinvested.....         7,047          664              4          --
Shares redeemed..........           (40)          (4)        (1,611)       (161)
                           ------------   ----------   ------------  ----------
Net Change...............  $    181,030       17,193   $     86,104       8,740
                           ============   ==========   ============  ==========
Class B:
Shares issued............  $    493,364       46,289   $     75,289       7,715
Dividends reinvested.....        17,315        1,638              1          --
Shares redeemed..........       (22,829)      (2,235)            --          --
                           ------------   ----------   ------------  ----------
Net Change...............  $    487,850       45,692   $     75,290       7,715
                           ============   ==========   ============  ==========
Class Y:
Shares issued............  $ 85,682,451    8,508,208   $ 46,750,248   4,768,017
Dividends reinvested.....     1,687,218      159,021             29           3
Shares redeemed..........   (14,616,521)  (1,394,309)   (17,076,259) (1,787,220)
                           ------------   ----------   ------------  ----------
Net Change...............  $ 72,753,148    7,272,920   $ 29,674,018   2,980,800
                           ============   ==========   ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000

6.Capital Share Transactions (continued):

                                                             Ultra Short
                                   Balanced Fund           Government Fund
                              ------------------------  ----------------------
                                 Amount       Shares      Amount      Shares
                              ------------  ----------  -----------  ---------
                                For the Year Ended      For the Period Ended
                                   July 31, 2000            July 31, 2000
                              ------------------------  ----------------------
Class A:
Shares issued................ $    192,401      18,156  $        --         --
Dividends reinvested.........        3,250         301           --         --
Shares redeemed..............      (25,072)     (2,188)          --         --
                              ------------  ----------  -----------  ---------
Net Change................... $    170,579      16,269  $        --         --
                              ============  ==========  ===========  =========
Class B:
Shares issued................ $    831,426      76,225  $        --         --
Dividends reinvested.........        7,563         699           --         --
Shares redeemed..............      (46,227)     (4,148)          --         --
                              ------------  ----------  -----------  ---------
Net Change................... $    792,762      72,776  $        --         --
                              ============  ==========  ===========  =========
Class Y:
Shares issued................ $  2,711,631     252,784  $47,732,316  4,764,530
Dividends reinvested.........      552,979      51,874      104,537     10,428
Shares redeemed..............   (3,315,875)   (304,873)    (385,502)   (38,463)
                              ------------  ----------  -----------  ---------
Net Change................... $    (51,265)       (215) $47,451,351  4,736,495
                              ============  ==========  ===========  =========

                                For the Year Ended
                                   July 31, 1999
                              ------------------------
Class A:
Shares issued................ $     64,042       6,296
Dividends reinvested.........           91           9
Shares redeemed..............           --          --
                              ------------  ----------
Net Change................... $     64,133       6,305
                              ============  ==========
Class B:
Shares issued................ $    315,762      31,335
Dividends reinvested.........          226          23
Shares redeemed..............           --          --
                              ------------  ----------
Net Change................... $    315,988      31,358
                              ============  ==========
Class Y:
Shares issued................ $     84,642       8,314
Shares issued in conjunction
 with common trust fund con-
 version.....................  189,111,744  18,826,632
Dividends reinvested.........           --          --
Shares redeemed..............     (337,200)    (33,386)
                              ------------  ----------
Net Change................... $188,859,186  18,801,560
                              ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


7.Acquisition of Common Trust Funds

 On August 1, 1999, the Value Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Income Stock Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset per share and unrealized appreciation as of the date acquired:

  Class Y Shares...................................................   8,386,879
  Net assets of Class Y before the acquisition..................... $75,463,575
  Net assets acquired.............................................. $87,055,807
  Net asset value.................................................. $     10.38
  Unrealized appreciation.......................................... $23,981,143

8.Federal Income Tax Information (unaudited):

 Capital Loss Carryforward

 At July 31, 2000 the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                                                                Amount   Expires
                                                              ---------- -------
  New Asia Fund.............................................. $  683,203  2007
  Diversified Fixed Income Fund..............................  3,184,644  2004
  Diversified Fixed Income Fund..............................     58,103  2005
  Diversified Fixed Income Fund..............................     38,240  2006
  Diversified Fixed Income Fund..............................  1,275,585  2008
  Tax-Free Securities Fund...................................    663,198  2008
  Tax-Free Short Intermediate Securities Fund................     12,151  2008

 Long Term Capital Gain Distributions

 During the fiscal year ended July 31, 2000, the Funds declared long-term capital gain distributions as follows:

  Growth Stock Fund............................................... $104,392,153
  Growth and Income Fund..........................................   24,427,201
  Short Intermediate U.S. Treasury Securities Fund................       75,031
  Tax-Free Securities Fund........................................    1,961,581
  Tax-Free Short Intermediate Securities Fund.....................      219,131
  Value Fund......................................................    1,720,956
  Balanced Fund...................................................      554,738

 Dividend Received Deduction

 For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2000 qualify for the corporate dividends received deduction for the following Funds:

                                                                      Percentage
                                                                      ----------
  Growth Stock Fund..................................................    1.64%
  Growth and Income Fund.............................................   28.35%
  Value Fund.........................................................   18.66%
  Small Cap Fund.....................................................   24.21%
  Balanced Fund......................................................   12.76%

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2000


 Tax-Exempt Income Distributions

 During the fiscal year ended July 31, 2000 the Funds declared tax-exempt income distributions as follows:

  Tax-Free Securities Fund......................................... $20,972,463
  Tax-Free Short Intermediate Securities Fund......................   1,696,070

 Post October Loss Deferral

 Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                  Post October      Foreign
                                                 Capital Losses Currency Losses
                                                 -------------- ---------------
  New Asia Fund.................................           --       $58,414
  Diversified Fixed Income Fund.................   $7,167,070            --
  Ultra Short Government Fund...................           26            --
  Short Intermediate U.S. Treasury Securities
   Fund.........................................      366,748            --
  Tax-Free Securities Fund......................    2,297,698            --
  Tax-Free Short Intermediate Securities Fund...      287,532            --
  Small Cap Fund................................      415,954            --

9.Voting Results of a Special Meeting of Pacific Capital U.S. Treasury Securities Fund (unaudited):

A special meeting of shareholders of the Pacific Capital U.S. Treasury Securities Fund was held on July 7, 2000. At the meeting, shareholders voted to approve an agreement of reorganization and termination pursuant to which the Pacific Capital U.S. Treasury Securities Fund will transfer all of the assets and liabilities of Class A shares and Class Y shares to the Pacific Capital Diversified Fixed Income Fund Class A shares and Class Y shares after which the Pacific Capital U.S. Treasury Fund will be terminated.

                                                           For   Against Abstain
                                                         ------- ------- -------
U.S. Treasury Securities Fund........................... 405,377   531    2,192

10. Subsequent Event

On August 1, 2000, the Ultra Short Government Fund commenced operations of Class A and Class B shares.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Growth Stock Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 17.45       $ 17.75       $ 17.43       $11.89        $11.71
                             -------       -------       -------       ------        ------
Investment Activities
 Net investment income
  (loss)................       (0.11)        (0.08)        (0.04)        0.03          0.07
 Net realized and
  unrealized gain on
  investments...........        7.24          2.80          2.99         5.55          0.89
                             -------       -------       -------       ------        ------
 Total from Investment
  Activities............        7.13          2.72          2.95         5.58          0.96
                             -------       -------       -------       ------        ------
Distributions
 Net investment income..          --            --            --        (0.03)        (0.07)
 In excess of net
  investment income.....          --         (0.01)        (0.01)       (0.01)           --
 Net realized gains.....       (4.85)        (3.01)        (2.62)          --         (0.22)
 In excess of net
  realized gains........          --            --            --           --         (0.49)
                             -------       -------       -------       ------        ------
 Total Distributions....       (4.85)        (3.02)        (2.63)       (0.04)        (0.78)
                             -------       -------       -------       ------        ------
Net Asset Value, End of
 Period.................     $ 19.73       $ 17.45       $ 17.75       $17.43        $11.89
                             =======       =======       =======       ======        ======
Total Return (excludes
 sales charges).........       45.24%        17.40%        19.58%       47.02%         8.25%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $30,971       $17,417       $13,777       $9,742        $5,261
Ratio of expenses to
 average net assets.....        1.30%         1.32%         1.32%        1.32%         1.34%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.70%)       (0.58%)       (0.30%)       0.16%         0.60%
Ratio of expenses to
 average net assets*....        1.84%         1.85%         1.86%        1.86%         1.88%
Ratio of net investment
 income (loss) to
 average net assets*....       (1.24%)       (1.12%)       (0.84%)      (0.38%)        0.06%
Portfolio Turnover (a)..      117.11%        81.02%        97.03%       32.20%        61.30%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Growth Stock Fund
                                  ---------------------------------------------
                                                     Class B
                                  For the Year  For the Year   For the Period
                                      Ended         Ended           Ended
                                  July 31, 2000 July 31, 1999 July 31, 1998 (a)
                                  ------------- ------------- -----------------
Net Asset Value, Beginning of
 Period.........................     $ 17.28       $17.72          $16.36
                                     -------       ------          ------
Investment Activities
 Net investment loss............       (0.18)       (0.10)          (0.05)
 Net realized and unrealized
  gain on investments...........        7.07         2.67            1.41
                                     -------       ------          ------
 Total from Investment
  Activities....................        6.89         2.57            1.36
                                     -------       ------          ------
Distributions
 Net realized gains.............       (4.85)       (3.01)             --
                                     -------       ------          ------
 Total Distributions............       (4.85)       (3.01)             --
                                     -------       ------          ------
Net Asset Value, End of Period..     $ 19.32       $17.28          $17.72
                                     =======       ======          ======
Total Return (exclude sales
 charge)........................       44.14%       16.55%           8.31%(c)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)..........................     $28,789       $9,988          $1,459
Ratio of expenses to average net
 assets.........................        2.06%        2.06%           2.07%(b)
Ratio of net investment loss to
 average net assets.............       (1.46%)      (1.35%)         (1.31%)(b)
Ratio of expenses to average net
 assets*........................        2.10%        2.10%           2.11%(b)
Ratio of net investment loss to
 average net assets*............       (1.50%)      (1.39%)         (1.35%)(b)
Portfolio Turnover (d)..........      117.11%       81.02%          97.03%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from March 2, 1998 (commencement of operations) to July 31, 1999.
(b) Annualized
(c) Not Annualized
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Growth Stock Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....    $  17.56      $  17.81      $  17.44      $  11.89      $  11.71
                            --------      --------      --------      --------      --------
Investment Activities
 Net investment income
  (loss)................       (0.08)        (0.06)           --          0.07          0.10
 Net realized and
  unrealized gain on
  investments...........        7.32          2.82          3.01          5.55          0.89
                            --------      --------      --------      --------      --------
 Total from Investment
  Activities............        7.24          2.76          3.01          5.62          0.99
                            --------      --------      --------      --------      --------
Distributions
 Net investment income..          --            --            --         (0.07)        (0.10)
 In excess of net
  investment income.....          --            --         (0.02)           --            --
 Net realized gains.....       (4.85)        (3.01)        (2.62)           --         (0.22)
 In excess of net
  realized gains........          --            --            --            --         (0.49)
                            --------      --------      --------      --------      --------
 Total Distributions....       (4.85)        (3.01)        (2.64)        (0.07)        (0.81)
                            --------      --------      --------      --------      --------
Net Asset Value, End of
 Period.................    $  19.95      $  17.56      $  17.81      $  17.44      $  11.89
                            ========      ========      ========      ========      ========
Total Return............       45.56%        17.72%        19.96%        47.39%         8.53%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $504,125      $382,298      $375,117      $198,407      $172,565
Ratio of expenses to
 average net assets.....        1.05%         1.07%         1.07%         1.07%         1.09%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.45%)       (0.32%)       (0.08%)        0.45%         0.86%
Ratio of expenses to
 average net assets*....        1.09%         1.11%         1.11%         1.11%         1.13%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.49%)       (0.36%)       (0.12%)        0.41%         0.82%
Portfolio Turnover (a)..      117.11%        81.02%        97.03%        32.20%        61.30%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                 Growth and Income Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 18.89       $18.72        $17.25        $12.32        $11.44
                             -------       ------        ------        ------        ------
Investment Activities
 Net investment income
  (loss)................      (0.04)       (0.02)          0.03          0.08          0.16
 Net realized and
  unrealized gain on
  investments...........        5.16         2.38          3.01          5.57          1.19
                             -------       ------        ------        ------        ------
 Total from Investment
  Activities............        5.12         2.36          3.04          5.65          1.35
                             -------       ------        ------        ------        ------
Distributions
 Net investment income..          --           --         (0.04)        (0.08)        (0.15)
 In excess of net
  investment income.....          --           --            --         (0.01)        (0.01)
 Net realized gains.....       (2.68)       (2.19)        (1.53)        (0.63)        (0.31)
                             -------       ------        ------        ------        ------
 Total Distributions....       (2.68)       (2.19)        (1.57)        (0.72)        (0.47)
                             -------       ------        ------        ------        ------
Net Asset Value, End of
 Period.................     $ 21.33       $18.89        $18.72        $17.25        $12.32
                             =======       ======        ======        ======        ======
Total Return (excludes
 sales charges).........       28.85%       13.67%        19.10%        47.59%        11.96%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $12,540       $9,593        $6,730        $3,726        $1,160
Ratio of expenses to
 average net assets.....        1.33%        1.35%         1.33%         1.32%         1.37%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.22%)      (0.12%)        0.13%         0.48%         1.03%
Ratio of expenses to
 average net assets*....        1.87%        1.89%         1.87%         1.86%         1.91%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.76%)      (0.66%)       (0.41%)       (0.06%)        0.49%
Portfolio Turnover (a)..       60.51%       65.56%        75.92%        74.83%        80.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                              Growth & Income Fund
                                  ---------------------------------------------
                                                     Class B
                                  For the Year  For the Year   For the Period
                                      Ended         Ended           Ended
                                  July 31, 2000 July 31, 1999 July 31, 1998 (d)
                                  ------------- ------------- -----------------
Net Asset Value, Beginning of
 Period.........................     $ 18.66       $18.68          $17.58
                                     -------       ------          ------
Investment Activities
 Net investment loss............       (0.15)       (0.08)          (0.02)
 Net realized and unrealized
  gain on investments...........        5.05         2.25            1.12
                                     -------       ------          ------
 Total from Investment
  Activities....................        4.90         2.17            1.10
                                     -------       ------          ------
Distributions
 Net realized gains.............       (2.68)       (2.19)             --
                                     -------       ------          ------
 Total Distributions............       (2.68)       (2.19)             --
                                     -------       ------          ------
Net Asset Value, End of Period..     $ 20.88       $18.66          $18.68
                                     =======       ======          ======
Total Return (excludes sales
 charge)........................       27.95%       12.58%           6.27%(b)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)..........................     $15,593       $8,265          $2,184
Ratio of expenses to average net
 assets.........................        2.08%        2.09%           2.08%(a)
Ratio of net investment loss to
 average net assets.............       (0.99%)      (0.90%)         (0.73%)(a)
Ratio of expenses to average net
 assets*........................        2.12%        2.13%           2.12%(a)
Ratio of net investment loss to
 average net assets*............       (1.03%)      (0.94%)         (0.77%)(a)
Portfolio Turnover (c)..........       60.51%       65.56%          75.92%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from March 2, 1998 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Growth & Income Fund
                          ----------------------------------------------------------------------
                                                         Class Y
                          For the Year   For the Year  For the Year  For the Year  For the Year
                              Ended          Ended         Ended         Ended         Ended
                          July 31, 2000  July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          -------------  ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....    $  18.90          18.75      $  17.27      $  12.32       $ 11.43
                            --------       --------      --------      --------       -------
Investment Activities
 Net investment income..          --(b)        0.03          0.07          0.11          0.17
 Net realized and
  unrealized gain on
  investments...........        5.18           2.34          3.01          5.58          1.21
                            --------       --------      --------      --------       -------
 Total from Investment
  Activities............        5.18           2.37          3.08          5.69          1.38
                            --------       --------      --------      --------       -------
Distributions
 Net investment income..          --          (0.03)        (0.07)        (0.11)        (0.17)
 In excess of net
  investment income.....       (0.01)            --            --            --         (0.01)
 Net realized gains.....       (2.68)         (2.19)        (1.53)        (0.63)        (0.31)
                            --------       --------      --------      --------       -------
 Total Distributions....       (2.69)         (2.22)        (1.60)        (0.74)        (0.49)
                            --------       --------      --------      --------       -------
Net Asset Value, End of
 Period.................    $  21.39       $  18.90      $  18.75      $  17.27       $ 12.32
                            ========       ========      ========      ========       =======
Total Return............       29.22%         13.69%        19.37%        47.96%        12.29%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $201,600       $157,891      $164,706      $123,821       $74,427
Ratio of expenses to
 average net assets.....        1.08%          1.10%         1.08%         1.07%         1.11%
Ratio of net investment
 income to average net
 assets.................        0.03%          0.15%         0.38%         0.79%         1.43%
Ratio of expenses to
 average net assets*....        1.12%          1.14%         1.12%         1.12%         1.15%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.01%)         0.11%         0.34%         0.75%         1.39%
Portfolio Turnover (a)..       60.51%         65.56%        75.92%        74.83%        80.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Rounds less than $0.01.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  New Asia Growth Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 10.57       $  6.35       $ 13.89       $ 11.11       $11.21
                             -------       -------       -------       -------       ------
Investment Activities
 Net investment income
  (loss)................       (0.17)        (0.05)         0.09          0.03        (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        2.10          4.29         (6.59)         2.88         0.20
                             -------       -------       -------       -------       ------
 Total from Investment
  Activities............        1.93          4.24         (6.50)         2.91         0.18
                             -------       -------       -------       -------       ------
Distributions
 Net investment income..          --            --            --         (0.01)          --
 In excess of net
  investment income.....          --         (0.02)           --            --        (0.02)
 Net realized gains.....          --                       (1.04)        (0.12)       (0.26)
                             -------       -------       -------       -------       ------
 Total Distributions....          --         (0.02)        (1.04)        (0.13)       (0.28)
                             -------       -------       -------       -------       ------
Net Asset Value, End of
 Period.................     $ 12.50       $ 10.57       $  6.35       $ 13.89       $11.11
                             =======       =======       =======       =======       ======
Total Return (excludes
 sales charges).........       18.26%        66.99%       (48.84%)       26.31%        1.71%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $ 2,704       $ 2,379       $ 1,614       $ 3,459       $1,990
Ratio of expenses to
 average net assets.....        1.99%         2.14%         2.18%         1.98%        2.22%
Ratio of net investment
 income (loss) to
 average net assets.....       (1.22%)       (0.52%)        0.98%         0.20%       (0.28%)
Ratio of expenses to
 average net assets*....        2.54%         2.78%         2.86%         2.58%        3.58%
Ratio of net investment
 income (loss) to
 average net assets*....       (1.77%)       (1.16%)        0.30%        (0.40%)      (1.64%)
Portfolio Turnover (a)..      172.57%       152.58%       129.77%       134.89%       86.53%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                              New Asia Growth Fund
                                  ---------------------------------------------
                                                     Class B
                                  For the Year  For the Year   For the Period
                                      Ended         Ended           Ended
                                  July 31, 2000 July 31, 1999 July 31, 1998 (d)
                                  ------------- ------------- -----------------
Net Asset Value, Beginning of
 Period.........................     $ 10.50       $  6.34         $  9.09
                                     -------       -------         -------
Investment Activities
 Net investment income (loss)...       (0.13)        (0.02)           0.04
 Net realized and unrealized
  gain (loss) on investments....        1.97          4.18           (2.79)
                                     -------       -------         -------
 Total from Investment
  Activities....................        1.84          4.16           (2.75)
                                     -------       -------         -------
Net Asset Value, End of Period..     $ 12.34       $ 10.50         $  6.34
                                     =======       =======         =======
Total Return (excludes sales
 charge)........................       17.52%        65.66%         (30.25%)(b)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)..........................     $   823       $   311         $    66
Ratio of expenses to average net
 assets.........................        2.75%         2.82%           2.89%(a)
Ratio of net investment income
 (loss) to average net assets...       (1.94%)       (1.33%)          1.70%(a)
Ratio of expenses to average net
 assets*........................        2.80%         2.95%           3.35%(a)
Ratio of net investment income
 (loss) to average net assets*..       (1.99%)       (1.46%)          1.24%(a)
Portfolio Turnover (c)..........      172.57%       152.58%         129.77%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from March 2, 1998 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  New Asia Growth Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 10.60       $  6.37       $ 13.94       $ 11.14       $11.22
                             -------       -------       -------       -------       ------
Investment Activities
 Net investment income
  (loss)................       (0.09)        (0.06)         0.12          0.06        (0.01)
 Net realized and
  unrealized gain (loss)
  on investments........        2.07          4.33         (6.63)         2.87         0.22
                             -------       -------       -------       -------       ------
 Total from Investment
  Activities............        1.98          4.27         (6.51)         2.93         0.21
                             -------       -------       -------       -------       ------
Distributions
 Net investment income..          --            --         (0.02)        (0.01)          --
 In excess of net
  investment income.....          --         (0.04)           --            --        (0.03)
 Net realized gains.....          --            --         (1.04)        (0.12)       (0.26)
                             -------       -------       -------       -------       ------
 Total Distributions....          --         (0.04)        (1.06)        (0.13)       (0.29)
                             -------       -------       -------       -------       ------
Net Asset Value, End of
 Period.................     $ 12.58       $ 10.60       $  6.37       $ 13.94       $11.14
                             =======       =======       =======       =======       ======
Total Return............       18.68%        67.38%       (48.76%)       26.50%        1.99%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $25,740       $15,954       $14,569       $18,376       $8,469
Ratio of expenses to
 average net assets.....        1.74%         1.90%         1.93%         1.72%        1.98%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.95%)       (0.33%)        1.32%         0.46%       (0.02%)
Ratio of expenses to
 average net assets*....        1.79%         2.05%         2.13%         1.82%        2.84%
Ratio of net investment
 income (loss) to
 average net assets*....       (1.00%)       (0.47%)        1.12%         0.36%       (0.88%)
Portfolio Turnover (a)..      172.57%       152.58%       129.77%       134.89%       86.53%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Diversified Fixed Income
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $10.39        $10.92        $10.71        $10.45        $10.75
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.58          0.56          0.58          0.57          0.59
 Net realized and
  unrealized gain (loss)
  on investments........      (0.17)        (0.43)         0.21          0.35         (0.19)
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.41          0.13          0.79          0.92          0.40
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.58)        (0.56)        (0.58)        (0.57)        (0.58)
 In excess of net
  investment income.....         --            --            --            --         (0.02)
 Net realized gains.....         --         (0.10)           --            --            --
 In excess of net
  realized gains........         --            --            --         (0.09)        (0.10)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.58)        (0.66)        (0.58)        (0.66)        (0.70)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Period.................     $10.22        $10.39        $10.92        $10.71        $10.45
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charges).........       4.09%         1.02%         7.61%         9.20%         3.69%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $5,252        $2,228        $1,497        $1,103        $1,093
Ratio of expenses to
 average net assets.....       0.97%         0.98%         1.02%         1.15%         1.15%
Ratio of net investment
 income to average net
 assets.................       5.70%         5.08%         5.36%         5.44%         5.31%
Ratio of expenses to
 average net assets*....       1.66%         1.67%         1.65%         1.69%         1.69%
Ratio of net investment
 income to average net
 assets*................       5.01%         4.39%         4.73%         4.90%         4.77%
Portfolio Turnover (a)..      84.65%        60.00%        57.58%        80.98%        58.86%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                             Diversified Fixed Income
                                   ---------------------------------------------
                                                      Class B
                                   For the Year  For the Year   For the Period
                                       Ended         Ended           Ended
                                   July 31, 2000 July 31, 1999 July 31, 1998 (d)
                                   ------------- ------------- -----------------
Net Asset Value, Beginning of
 Period..........................     $10.37        $10.91          $10.79
                                      ------        ------          ------
Investment Activities
 Net investment income...........       0.50          0.48            0.23
 Net realized and unrealized gain
  (loss) on investments..........      (0.17)        (0.44)           0.12
                                      ------        ------          ------
 Total from Investment
  Activities.....................       0.33          0.04            0.35
                                      ------        ------          ------
Distributions
 Net investment income...........      (0.50)        (0.48)          (0.23)
 Net realized gains..............         --         (0.06)             --
 In excess of net realized gains.         --         (0.04)             --
                                      ------        ------          ------
 Total Distributions.............      (0.50)        (0.58)          (0.23)
                                      ------        ------          ------
Net Asset Value, End of Period...     $10.20        $10.37          $10.91
                                      ======        ======          ======
Total Return (excludes sales
 charge).........................       3.34%         0.24%           3.25%(b)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $2,760        $2,078          $  236
Ratio of expenses to average net
 assets..........................       1.71%         1.72%           1.71%(a)
Ratio of net investment income to
 average net assets..............       4.95%         4.39%           4.54%(a)
Ratio of expenses to average net
 assets*.........................       1.90%         1.91%           1.90%(a)
Ratio of net investment income to
 average net assets*.............       4.76%         4.20%           4.35%(a)
Portfolio Turnover (c)...........      84.65%        60.00%          57.58%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from March 2, 1998 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Diversified Fixed Income
                          ----------------------------------------------------------------------
                                                         Class Y
                          For the Year   For the Year  For the Year  For the Year  For the Year
                              Ended          Ended         Ended         Ended         Ended
                          July 31, 2000  July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          -------------  ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....    $  10.45       $  11.00      $  10.78      $  10.53      $  10.84
                            --------       --------      --------      --------      --------
Investment Activities
 Net investment income..        0.61           0.59          0.61          0.60          0.58
 Net realized and
  unrealized gain (loss)
  on investments........       (0.17)         (0.45)         0.22          0.34         (0.16)
                            --------       --------      --------      --------      --------
 Total from Investment
  Activities............        0.44           0.14          0.83          0.94          0.42
                            --------       --------      --------      --------      --------
Distributions
 Net investment income..       (0.61)         (0.59)        (0.61)        (0.60)        (0.61)
 In excess of net
  investment income.....          --(b)          --            --            --         (0.02)
 Net realized gains.....          --          (0.07)           --            --
 In excess of net
  realized gains........          --          (0.03)           --         (0.09)        (0.10)
                            --------       --------      --------      --------      --------
 Total Distributions....       (0.61)         (0.69)        (0.61)        (0.69)        (0.73)
                            --------       --------      --------      --------      --------
Net Asset Value, End of
 Period.................    $  10.28       $  10.45      $  11.00      $  10.78      $  10.53
                            ========       ========      ========      ========      ========
Total Return............        4.37%          1.10%         7.94%         9.30%         3.85%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $241,169       $199,413      $158,909      $132,583      $161,742
Ratio of expenses to
 average net assets.....        0.71%          0.73%         0.77%         0.90%         0.88%
Ratio of net investment
 income to average net
 assets.................        5.95%          5.34%         5.61%         5.67%         5.56%
Ratio of expenses to
 average net assets*....        0.90%          0.92%         0.90%         0.94%         0.92%
Ratio of net investment
 income to average net
 assets*................        5.76%          5.15%         5.48%         5.63%         5.52%
Portfolio Turnover (a)..       84.65%         60.00%        57.58%        80.98%        58.86%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Less than $0.01 per share.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                         Ultra Short Gov't Fund
                                                         ----------------------
                                                                Class Y
                                                              Period Ended
                                                           July 31, 2000 (c)
                                                         ----------------------
Net Asset Value, Beginning of Period...................         $ 10.00
                                                                -------
Investment Activities
 Net investment income.................................            0.11
 Net realized and unrealized gain on investments.......            0.02
                                                                -------
 Total from Investment Activities......................            0.13
                                                                -------
Distributions
 Net investment income.................................           (0.11)
                                                                -------
 Total Distributions...................................           (0.11)
                                                                -------
Net Asset Value, End of Period.........................         $ 10.02
                                                                =======
Total Return...........................................            1.27%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)......................         $47,483
Ratio of expenses to average net assets (d)............            0.40%(b)
Ratio of net investment income to average net assets
 (d)...................................................            6.38%(b)
Ratio of expenses to average net assets*...............            1.28%(b)
Ratio of net investment income to average net assets*..            5.50%(b)
Portfolio Turnover.....................................            0.00%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Period from June 1, 2000 (commencement of operations) to July 31, 1999.
(d) The Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class Y shares of the Fund at a maximum of 0.40% until at least August 1, 2002.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                    Short Intermediate U.S. Treasury Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 9.42        $ 9.64        $ 9.55        $ 9.41        $ 9.60
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.44          0.45          0.49          0.49          0.48
 Net realized and
  unrealized gain (loss)
  on investments........      (0.08)        (0.18)         0.09          0.14         (0.11)
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.36          0.27          0.58          0.63          0.37
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.44)        (0.45)        (0.49)        (0.49)        (0.50)
 In excess of net
  investment income.....         --            --            --            --         (0.04)
 Net realized gains.....      (0.04)        (0.04)           --            --            --
 In excess of net
  realized gains........         --(a)         --            --            --         (0.02)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.48)        (0.49)        (0.49)        (0.49)        (0.56)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Period.................     $ 9.30        $ 9.42        $ 9.64        $ 9.55        $ 9.41
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charges).........       3.97%         2.79%         6.27%         6.92%         3.90%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $  452        $  595        $  654        $  618        $1,156
Ratio of expenses to
 average net assets.....       0.89%         0.94%         0.89%         0.87%         0.92%
Ratio of net investment
 income to average net
 assets.................       4.78%         4.65%         5.11%         5.22%         5.14%
Ratio of expenses to
 average net assets*....       1.64%         1.49%         1.64%         1.62%         1.67%
Ratio of net investment
 income to average net
 assets*................       4.03%         4.10%         4.36%         4.47%         4.39%
Portfolio Turnover (b)..      48.99%        63.27%        17.33%        51.56%        47.17%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Less than $0.01 per share.
(b) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                    Short Intermediate U.S. Treasury Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $  9.44       $  9.66       $  9.56       $  9.42       $  9.61
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income..        0.47          0.48          0.51          0.52          0.53
 Net realized and
  unrealized gain (loss)
  on investments........       (0.08)        (0.18)         0.10          0.14         (0.13)
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............        0.39          0.30          0.61          0.66          0.40
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..       (0.47)        (0.48)        (0.51)        (0.52)        (0.53)
 In excess of net
  investment income.....          --            --            --            --         (0.04)
 Net realized gains.....       (0.04)        (0.04)           --            --            --
 In excess of net
  realized gains........          --(a)         --            --            --         (0.02)
                             -------       -------       -------       -------       -------
 Total Distributions....       (0.51)        (0.52)        (0.51)        (0.52)        (0.59)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Period.................     $  9.32       $  9.44       $  9.66       $  9.56       $  9.42
                             =======       =======       =======       =======       =======
Total Return............        4.24%         3.05%         6.62%         7.19%         4.18%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $32,380       $33,332       $24,843       $26,722       $23,545
Ratio of expenses to
 average net assets.....        0.64%         0.67%         0.64%         0.62%         0.67%
Ratio of net investment
 income to average net
 assets.................        5.04%         4.89%         5.36%         5.47%         5.40%
Ratio of expenses to
 average net assets*....        0.89%         0.72%         0.89%         0.87%         0.92%
Ratio of net investment
 income to average net
 assets*................        4.79%         4.84%         5.11%         5.22%         5.15%
Portfolio Turnover (b)..       48.99%        63.27%        17.33%        51.56%        47.17%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Less than $0.01 per share.
(b) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Tax-Free Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $10.49        $10.84        $10.84        $10.44        $10.53
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.48          0.48          0.48          0.49          0.50
 Net realized and
  unrealized gain (loss)
  on investments........      (0.15)        (0.25)         0.06          0.46          0.07
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.33          0.23          0.54          0.95          0.57
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.48)        (0.48)        (0.48)        (0.49)        (0.49)
 In excess of net
  investment income.....         --            --            --            --         (0.04)
 Net realized gains.....      (0.05)        (0.10)        (0.06)        (0.06)        (0.09)
 In excess of net
  realized gains........         --            --            --            --         (0.04)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.53)        (0.58)        (0.54)        (0.55)        (0.66)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Period.................     $10.29        $10.49        $10.84        $10.84        $10.44
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charges).........       3.28%         2.00%         5.17%         9.35%         5.54%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $6,832        $4,795        $3,054        $2,545        $  569
Ratio of expenses to
 average net assets.....       0.95%         0.96%         1.02%         1.12%         1.14%
Ratio of net investment
 income to average net
 assets.................       4.71%         4.41%         4.49%         4.60%         4.66%
Ratio of expenses to
 average net assets*....       1.64%         1.65%         1.65%         1.66%         1.68%
Ratio of net investment
 income to average net
 assets*................       4.02%         3.72%         3.86%         4.06%         4.12%
Portfolio Turnover (a)..      22.40%         9.91%        10.73%        11.07%        24.78%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                            Tax-Free Securities Fund
                                  ---------------------------------------------
                                                     Class B
                                  For the Year  For the Year    For the Year
                                      Ended         Ended           Ended
                                  July 31, 2000 July 31, 1999 July 31, 1998 (d)
                                  ------------- ------------- -----------------
Net Asset Value, Beginning of
 Period.........................     $10.49        $10.83          $10.84
                                     ------        ------          ------
Investment Activities
 Net investment income..........       0.40          0.40            0.21
 Net realized and unrealized
  loss on investments...........      (0.15)        (0.24)          (0.01)
                                     ------        ------          ------
 Total from Investment
  Activities....................       0.25          0.16            0.20
                                     ------        ------          ------
Distributions
 Net investment income..........      (0.40)        (0.40)          (0.21)
 Net realized gains.............      (0.05)        (0.10)             --
                                     ------        ------          ------
 Total Distributions............      (0.45)        (0.50)          (0.21)
                                     ------        ------          ------
Net Asset Value, End of Period..     $10.29        $10.49          $10.83
                                     ======        ======          ======
Total Return (excludes sales
 charge)........................       2.54%         1.40%           1.82%(b)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)..........................     $2,779        $1,756          $  272
Ratio of expenses to average net
 assets.........................       1.70%         1.70%           1.71%(a)
Ratio of net investment income
 to average net assets..........       3.97%         3.68%           3.75%(a)
Ratio of expenses to average net
 assets*........................       1.89%         1.89%           1.90%(a)
Ratio of net investment income
 to average net assets*.........       3.78%         3.49%           3.56%(a)
Portfolio Turnover (c)..........      22.40%         9.91%          10.73%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from March 2, 1998 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Tax-Free Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....    $  10.53      $  10.88      $  10.86      $  10.46      $  10.56
                            --------      --------      --------      --------      --------
Investment Activities
 Net investment income..        0.50          0.51          0.51          0.51          0.52
 Net realized and
  unrealized gain (loss)
  on investments........       (0.15)        (0.25)         0.08          0.46          0.07
                            --------      --------      --------      --------      --------
 Total from Investment
  Activities............        0.35          0.26          0.59          0.97          0.59
                            --------      --------      --------      --------      --------
Distributions
 Net investment income..       (0.50)        (0.51)        (0.51)        (0.51)        (0.52)
 In excess of net
  investment income.....          --            --            --            --         (0.04)
 Net realized gains.....       (0.05)        (0.10)        (0.06)        (0.06)        (0.09)
 In excess of net
  realized gains........          --            --            --            --         (0.04)
                            --------      --------      --------      --------      --------
 Total Distributions....       (0.55)        (0.61)        (0.57)        (0.57)        (0.69)
                            --------      --------      --------      --------      --------
Net Asset Value, End of
 Period.................    $  10.33      $  10.53      $  10.88      $  10.86      $  10.46
                            ========      ========      ========      ========      ========
Total Return............        3.55%         2.26%         5.63%         9.58%         5.73%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $432,677      $424,022      $416,544      $296,764      $288,934
Ratio of expenses to
 average net assets.....        0.70%         0.71%         0.77%         0.87%         0.89%
Ratio of net investment
 income to average net
 assets.................        4.96%         4.66%         4.74%         4.86%         4.92%
Ratio of expenses to
 average net assets*....        0.89%         0.90%         0.90%         0.91%         0.93%
Ratio of net investment
 income to average net
 assets*................        4.77%         4.47%         4.61%         4.82%         4.88%
Portfolio Turnover (a)..       22.40%         9.91%        10.73%        11.07%        24.78%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                       Tax-Free Short Intermediate Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 9.95        $10.09        $10.17        $10.05        $10.11
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.35          0.34          0.35          0.37          0.37
 Net realized and
  unrealized gain (loss)
  on investments........      (0.04)        (0.09)        (0.02)         0.13         (0.03)
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.31          0.25          0.33          0.50          0.34
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.35)        (0.34)        (0.35)        (0.37)        (0.37)
 In excess of net
  investment income.....         --            --            --            --         (0.03)
 Net realized gains.....      (0.05)        (0.05)        (0.06)        (0.01)           --
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.40)        (0.39)        (0.41)        (0.38)        (0.40)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Period.................     $ 9.86        $ 9.95        $10.09        $10.17        $10.05
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charges).........       3.19%         2.44%         3.36%         5.06%         3.41%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $1,458        $  878        $  478        $  724        $  451
Ratio of expenses to
 average net assets.....       0.98%         0.98%         1.01%         1.09%         1.08%
Ratio of net investment
 income to average net
 assets.................       3.57%         3.35%         3.50%         3.57%         3.64%
Ratio of expenses to
 average net assets*....       1.63%         1.63%         1.62%         1.64%         1.63%
Ratio of net investment
 income to average net
 assets*................       2.92%         2.70%         2.89%         3.02%         3.09%
Portfolio Turnover (a)..      42.57%        18.40%        47.55%        29.46%        54.70%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                       Tax-Free Short Intermediate Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997 July 31, 1996
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Period....     $ 10.00       $ 10.15       $ 10.21       $ 10.08       $ 10.14
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income..        0.37          0.37          0.38          0.39          0.40
 Net realized and
  unrealized gain (loss)
  on investments........       (0.04)        (0.10)           --          0.14         (0.03)
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............        0.33          0.27          0.38          0.53          0.37
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..       (0.37)        (0.37)        (0.38)        (0.39)        (0.40)
 In excess of net
  investment income.....          --            --            --            --         (0.03)
 Net realized gains.....       (0.05)        (0.05)        (0.06)        (0.01)           --
                             -------       -------       -------       -------       -------
 Total Distributions....       (0.42)        (0.42)        (0.44)        (0.40)        (0.43)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Period.................     $  9.91       $ 10.00       $ 10.15       $ 10.21       $ 10.08
                             =======       =======       =======       =======       =======
Total Return............        3.44%         2.60%         3.83%         5.36%         3.67%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $41,371       $47,668       $52,185       $37,410       $39,472
Ratio of expenses to
 average net assets.....        0.73%         0.73%         0.76%         0.84%         0.83%
Ratio of net investment
 income to average net
 assets.................        3.80%         3.61%         3.75%         3.82%         3.90%
Ratio of expenses to
 average net assets*....        0.88%         0.88%         0.87%         0.89%         0.88%
Ratio of net investment
 income to average net
 assets*................        3.65%         3.46%         3.64%         3.77%         3.85%
Portfolio Turnover (a)..       42.57%        18.40%        47.55%        29.46%        54.70%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                   International Stock Fund
                                                -------------------------------
                                                            Class A
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $ 11.96         $ 10.09
                                                   -------         -------
Investment Activities
 Net investment income........................        0.05              --
 Net realized and unrealized gain on
  investments.................................        3.03            1.87
                                                   -------         -------
 Total from Investment Activities.............        3.08            1.87
                                                   -------         -------
Distributions
 Net realized gains...........................       (0.49)             --
                                                   -------         -------
 Total Distributions..........................       (0.49)             --
                                                   -------         -------
Net Asset Value, End of Period................     $ 14.55         $ 11.96
                                                   =======         =======
Total Return (excludes sales charges).........       25.62%          18.53%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $ 4,362         $   265
Ratio of expenses to average net assets.......        1.66%           1.94%(b)
Ratio of net investment income (loss) to
 average net assets...........................       (0.58%)         (0.19%)(b)
Ratio of expenses to average net assets*......        2.30%           2.61%(b)
Ratio of net investment income (loss) to
 average net assets*..........................       (1.22%)         (0.86%)(b)
Portfolio Turnover (c)........................      214.18%         156.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from December 8, 1998 (commencement of operations) to July 31,
    1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                   International Stock Fund
                                                -------------------------------
                                                            Class B
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $ 11.90         $ 10.20
                                                   -------         -------
Investment Activities
 Net investment income (loss).................        0.04           (0.02)
 Net realized and unrealized gain on
  investments.................................        2.90            1.72
                                                   -------         -------
 Total from Investment Activities.............        2.94            1.70
                                                   -------         -------
Distributions
 Net realized gains...........................       (0.49)             --
                                                   -------         -------
 Total Distributions..........................       (0.49)             --
                                                   -------         -------
Net Asset Value, End of Period................     $ 14.35         $ 11.90
                                                   =======         =======
Total Return (excludes sales charge)..........       24.56%          16.67%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $ 1,202         $   102
Ratio of expenses to average net assets.......        2.43%           2.76%(b)
Ratio of net investment income (loss) to
 average net assets...........................       (1.10%)         (1.08%)(b)
Ratio of expenses to average net assets*......        2.57%           2.91%(b)
Ratio of net investment loss to average net
 assets*......................................       (1.24%)         (1.24%)(b)
Portfolio Turnover (c)........................      214.18%         156.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from December 20, 1998 (commencement of operations) to July 31,
    1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                   International Stock Fund
                                                -------------------------------
                                                            Class Y
                                                For the Year       For the
                                                    Ended        Year Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........    $  11.98         $ 10.00
                                                  --------         -------
Investment Activities
 Net investment loss..........................       (0.06)             --
 Net realized and unrealized gain on
  investments.................................        3.16            1.98
                                                  --------         -------
 Total from Investment Activities.............        3.10            1.98
                                                  --------         -------
Distributions
 Net realized gains...........................       (0.49)             --
                                                  --------         -------
 Total Distributions..........................       (0.49)             --
                                                  --------         -------
Net Asset Value, End of Period................    $  14.59         $ 11.98
                                                  ========         =======
Total Return..................................       25.65%          19.90%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............    $109,962         $81,253
Ratio of expenses to average net assets.......        1.45%           1.65%(b)
Ratio of net investment income (loss) to
 average net assets...........................       (0.49%)          0.03%(b)
Ratio of expenses to average net assets*......        1.59%           1.79%(b)
Ratio of net investment loss to average net
 assets*......................................       (0.63%)         (0.10%)(b)
Portfolio Turnover (c)........................      214.18%         156.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from December 2, 1998 (commencement of operations) to July 31,
    1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                          Value Fund
                                                -------------------------------
                                                            Class A
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $ 10.37         $ 10.05
                                                   -------         -------
Investment Activities
 Net investment income........................        0.03            0.01
 Net realized and unrealized gain on
  investments.................................        0.50            0.78
                                                   -------         -------
 Total from Investment Activities.............        0.53            0.79
                                                   -------         -------
Distributions
 Net investment income........................       (0.04)             --
 In excess of net investment income...........          --(c)        (0.02)
 Net realized gains...........................      (0.13)          (0.45)
                                                   -------         -------
 Total Distributions..........................       (0.17)          (0.47)
                                                   -------         -------
Net Asset Value, End of Period................     $ 10.73         $ 10.37
                                                   =======         =======
Total Return (excludes sales charges).........        5.21%           7.81%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $ 1,355         $   178
Ratio of expenses to average net assets.......        1.30%           1.60%(b)
Ratio of net investment income (loss) to
 average net assets...........................        0.30%          (0.01%)(b)
Ratio of expenses to average net assets*......        1.85%           2.15%(b)
Ratio of net investment loss to average net
 assets*......................................       (0.25%)         (0.56%)(b)
Portfolio Turnover (e)........................      120.42%         113.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 8, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                          Value Fund
                                                -------------------------------
                                                            Class B
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $ 10.34         $  9.90
                                                   -------         -------
Investment Activities
 Net investment income loss...................       (0.03)          (0.01)
 Net realized and unrealized gain on
  investments.................................        0.47            0.91
                                                   -------         -------
 Total from Investment Activities.............        0.44            0.90
                                                   -------         -------
Distributions
 Net investment income........................          --(c)           --
 In excess of net investment income...........          --(c)        (0.01)
 Net realized gains...........................       (0.13)          (0.38)
 In excess of net realized gains..............          --           (0.07)
                                                   -------         -------
 Total Distributions..........................       (0.13)          (0.46)
                                                   -------         -------
Net Asset Value, End of Period................     $ 10.65         $ 10.34
                                                   =======         =======
Total Return (excludes sales charge)..........        4.30%           8.94%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $ 1,018         $   472
Ratio of expenses to average net assets.......        2.06%           2.44%(b)
Ratio of net investment loss to average net
 assets.......................................       (0.37%)         (0.71%)(b)
Ratio of expenses to average net assets*......        2.10%           2.48%(b)
Ratio of net investment loss to average net
 assets*......................................       (0.41%)         (0.75%(b)
Portfolio Turnover (e)........................      120.42%         113.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 13, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                         Value Fund
                                                 ----------------------------
                                                           Class Y
                                                 For the Year   For the Year
                                                     Ended          Ended
                                                 July 31, 2000  July 31, 1999
                                                 -------------  -------------
Net Asset Value, Beginning of Period...........    $  10.38        $ 10.00
                                                   --------        -------
Investment Activities
 Net investment income.........................        0.07           0.04
 Net realized and unrealized gain (loss) on
  investments..................................        0.49           0.83
                                                   --------        -------
 Total from Investment Activities..............        0.56           0.87
                                                   --------        -------
Distributions
 Net investment income.........................       (0.07)         (0.03)
 In excess of net investment income............          --(c)       (0.01)
 Net realized gains............................       (0.13)         (0.45)
                                                   --------        -------
 Total Distributions...........................       (0.20)         (0.49)
                                                   --------        -------
Net Asset Value, End of Period.................    $  10.74        $ 10.38
                                                   ========        =======
Total Return...................................        5.44%          8.56%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $203,366        $75,464(b)
Ratio of expenses to average net assets........        1.05%          1.28%(b)
Ratio of net investment income to average net
 assets........................................        0.66%          0.40%(b)
Ratio of expenses to average net assets*.......        1.09%          1.32%(b)
Ratio of net investment income (loss) to
 average net assets*...........................        0.62%         (0.36%)(b)
Portfolio Turnover (e).........................      120.42%        113.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 3, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                        Small Cap Fund
                                                -------------------------------
                                                            Class A
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $10.66          $10.07
                                                   ------          ------
Investment Activities
 Net investment income (loss).................       0.02           (0.01)
 Net realized and unrealized gain on
  investments.................................       0.10            0.60
                                                   ------          ------
 Total from Investment Activities.............       0.12            0.59
                                                   ------          ------
Distributions
 Net investment income........................      (0.03)             --
 In excess of net investment income...........         --(c)           --
 Net realized gains...........................      (0.35)             --
                                                   ------          ------
 Total Distributions..........................      (0.38)             --
                                                   ------          ------
Net Asset Value, End of Period................     $10.40          $10.66
                                                   ======          ======
Total Return (excludes sales charges).........       1.51%           5.91%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $  330          $   93
Ratio of expenses to average net assets.......       1.66%           1.84%(b)
Ratio of net investment income (loss) to
 average net assets...........................       0.30%          (0.26%)(b)
Ratio of expenses to average net assets*......       2.31%           2.50%(b)
Ratio of net investment loss to average net
 assets*......................................      (0.35%)         (0.91%)(b)
Portfolio Turnover (e)........................      98.73%          60.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 8, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                        Small Cap Fund
                                                -------------------------------
                                                            Class B
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........     $10.61          $ 9.78
                                                   ------          ------
Investment Activities
 Net investment loss..........................      (0.03)          (0.03)
 Net realized and unrealized gain on
  investments.................................       0.08            0.86
                                                   ------          ------
 Total from Investment Activities.............       0.05            0.83
                                                   ------          ------
Distributions
 Net investment income........................         --(c)           --
 In excess of net investment income...........         --(c)           --
 Net realized gains...........................      (0.35)             --
                                                   ------          ------
 Total Distributions..........................      (0.35)             --
                                                   ------          ------
Net Asset Value, End of Period................     $10.31          $10.61
                                                   ======          ======
Total Return (excludes sales charge)..........       0.85%           8.56%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............     $  214          $   82
Ratio of expenses to average net assets.......       2.41%           2.59%(b)
Ratio of net investment loss to average net
 assets.......................................      (0.45%)         (1.00%)(b)
Ratio of expenses to average net assets*......       2.55%           2.73%(b)
Ratio of net investment loss to average net
 assets*......................................      (0.59%)         (1.15%)(b)
Portfolio Turnover (e)........................      98.73%          60.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 20, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                         Small Cap Fund
                                                 -------------------------------
                                                             Class Y
                                                 For the Year    For the Year
                                                     Ended           Ended
                                                 July 31, 2000 July 31, 1999 (d)
                                                 ------------- -----------------
Net Asset Value, Beginning of Period...........     $ 10.67         $ 10.00
                                                    -------         -------
Investment Activities
 Net investment income.........................        0.05              --
 Net realized and unrealized gain on
  investments..................................        0.10            0.67
                                                    -------         -------
 Total from Investment Activities Total from
  Investment Activities........................        0.15            0.67
                                                    -------         -------
Distributions
 Net investment income.........................       (0.05)             --
 In excess of net investment income............          --(c)           --
 Net realized gains............................       (0.35)             --
                                                    -------         -------
 Total Distributions...........................       (0.40)             --
                                                    -------         -------
Net Asset Value, End of Period.................     $ 10.42         $ 10.67
                                                    =======         =======
Total Return...................................        1.82%           6.75%(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)..............     $36,962         $31,812
Ratio of expenses to average net assets........        1.41%           1.52%(b)
Ratio of net investment income to average net
 assets........................................        0.52%           0.08%(b)
Ratio of expenses to average net assets*.......        1.55%           1.66%(b)
Ratio of net investment income (loss) to
 average net assets*...........................        0.38%          (0.06%)(b)
Portfolio Turnover (e).........................       98.73%          60.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Less than $0.01 per share.
(d) Period from December 3, 1998 (commencement of operations) to July 31,
    1999.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                          Balanced Fund
                                                 -------------------------------
                                                             Class A
                                                 For the Year    For the Year
                                                     Ended           Ended
                                                 July 31, 2000 July 31, 1999 (d)
                                                 ------------- -----------------
Net Asset Value, Beginning of Period...........     $ 9.79          $10.00
                                                    ------          ------
Investment Activities
 Net investment income.........................       0.16            0.01
 Net realized and unrealized gain (loss) on
  investments..................................       1.70           (0.21)
                                                    ------          ------
 Total from Investment Activities..............       1.86           (0.20)
                                                    ------          ------
Distributions
 Net investment income.........................      (0.17)          (0.01)
 Net realized gains............................      (0.03)             --
                                                    ------          ------
 Total Distributions...........................      (0.20)          (0.01)
                                                    ------          ------
Net Asset Value, End of Period.................     $11.45          $ 9.79
                                                    ======          ======
Total Return (excludes sales charges)..........      19.19%          (1.95%)(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)..............     $  259          $   62
Ratio of expenses to average net assets........       1.22%           1.38%(b)
Ratio of net investment income to average net
 assets........................................       1.58%           1.45%(b)
Ratio of expenses to average net assets*.......       1.86%           2.03%(b)
Ratio of net investment income to average net
 assets*.......................................       0.94%           0.80%(b)
Portfolio Turnover (c).........................      54.33%           5.47%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from June 21, 1999 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                          Balanced Fund
                                                 -------------------------------
                                                             Class B
                                                 For the Year    For the Year
                                                     Ended           Ended
                                                 July 31, 2000 July 31, 1999 (d)
                                                 ------------- -----------------
Net Asset Value, Beginning of Period...........     $ 9.78          $10.00
                                                    ------          ------
Investment Activities
 Net investment income.........................       0.09            0.01
 Net realized and unrealized gain (loss) on
  investments..................................       1.70           (0.22)
                                                    ------          ------
 Total from Investment Activities..............       1.79           (0.21)
                                                    ------          ------
Distributions
 Net investment income.........................      (0.10)             --
 In excess of net investment income............         --           (0.01)
 Net realized gains............................      (0.03)             --
                                                    ------          ------
 Total Distributions...........................      (0.13)          (0.01)
                                                    ------          ------
Net Asset Value, End of Period.................     $11.44          $ 9.78
                                                    ======          ======
Total Return (excludes sales charge)...........      18.37%          (2.09%)(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)..............     $1,192          $  307
Ratio of expenses to average net assets........       1.97%           2.16%(b)
Ratio of net investment income to average net
 assets........................................       0.83%           0.81%(b)
Ratio of expenses to average net assets*.......       2.12%           2.31%(b)
Ratio of net investment income to average net
 assets*.......................................       0.68%           0.66%(b)
Portfolio Turnover (c).........................      54.33%           5.47%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from June 21, 1999 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                         Balanced Fund
                                                -------------------------------
                                                            Class Y
                                                For the Year    For the Year
                                                    Ended           Ended
                                                July 31, 2000 July 31, 1999 (d)
                                                ------------- -----------------
Net Asset Value, Beginning of Period..........    $   9.79        $  10.00
                                                  --------        --------
Investment Activities
 Net investment income (loss).................        0.20           (0.03)
 Net realized and unrealized gain (loss) on
  investments.................................        1.70           (0.16)
                                                  --------        --------
 Total from Investment Activities.............        1.90           (0.19)
                                                  --------        --------
Distributions
 Net investment income........................       (0.20)          (0.02)
 Net realized gains...........................       (0.03)             --
                                                  --------        --------
 Total Distributions..........................       (0.23)          (0.02)
                                                  --------        --------
Net Asset Value, End of Period................       11.46        $   9.79
                                                  ========        ========
Total Return..................................       19.57%          (1.94%)(a)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).............    $215,436        $184,081
Ratio of expenses to average net assets.......        0.98%           1.08%(b)
Ratio of net investment income to average net
 assets.......................................        1.83%           1.69%(b)
Ratio of expenses to average net assets*......        1.12%           1.22%(b)
Ratio of net investment income to average net
 assets*......................................        1.69%           1.55%(b)
Portfolio Turnover (c)........................       54.33%           5.47%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d) Period from June 21, 1999 (commencement of operations) to July 31, 1999.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Report of Independent Auditors

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund) (the Funds) as of July 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Capital Funds as of July 31, 2000, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Columbus, Ohio
September 20, 2000

INVESTMENT ADVISER
THE ASSET MANAGEMENT GROUP OF BANK OF HAWAII
111 SOUTH KING STREET
HONOLULU, HI 96813

SUB-ADVISERS
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
600 WEST BROADWAY
SAN DIEGO, CA 92102

CMG FIRST STATE (HONG KONG) LLC
3 EXCHANGE SQUARE
8 CONNAUGHT PLACE CENTRAL
HONG KONG

ADMINISTRATOR AND DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219

LEGAL COUNSEL
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 SOUTH FLOWER STREET, 20TH FLOOR
LOS ANGELES, CA 90071

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
ONE COLUMBUS, SUITE 2300
10 WEST BROAD STREET
COLUMBUS, OH 43215

TRANSFER AGENT
BISYS FUND SERVICES, INC.
3435 STELZER ROAD
COLUMBUS, OH 43219

                        [LOGO OF PACIFIC CAPITAL FUNDS]

THE PACIFIC CAPITAL FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. THIS DOCUMENT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE PACIFIC CAPITAL FUNDS, WHICH YOU SHOULD READ CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


PCR-0008                                                                    9/00